------------------------------------------------
                            Aetna Series Fund, Inc.
                ------------------------------------------------

                          -----------------------------
                                   BUILD FOR
                               RETIREMENT. MANAGE
                                 FOR LIFE.(SM)
                          -----------------------------



                               Aetna Mutual Funds
                               Semi-Annual Report



                                 April 30, 1997





                                                    [AEtna
SA.AETSER-97A                                       Retirement Services(R) Logo]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

President's Letter ...............................   1

Investment Review ................................   2

Portfolios of Investments:

     Aetna Money Market Fund .....................  26

     Aetna Government Fund .......................  31

     Aetna Bond Fund .............................  33

     The Aetna Fund ..............................  36

     Aetna Growth and Income Fund ................  46

     Aetna Growth Fund ...........................  64

     Aetna Index Plus Fund .......................  66

     Aetna Small Company Fund ....................  75

     Aetna International Growth Fund .............  78

Statements of Assets and Liabilities .............  84

Statements of Operations .........................  88

Statements of Changes in Net Assets ..............  92

Notes to Financial Statements .................... 101

Financial Highlights ............................. 114

President's Letter

Dear Fellow Shareholder:

We are pleased to bring you this semi-annual report of the status and performance of your Funds. Your confidence in Aetna and your investment in Aetna Mutual Funds is appreciated by all of us involved in managing your investment and servicing your account.

The mutual fund industry has experienced consistent, unprecedented growth since the early 1980's. This is the result of growth in the markets and the economy, a tradition of integrity and a commitment to servicing shareholders. Market interruptions during this period have been brief and have not disturbed shareholder investment behavior. We believe that when and if there is a change in this growth cycle, shareholders should continue their consistent, long-term investment strategies. As individual investment goals change, it is also important for shareholders to consider their total portfolio balance and diversification.

During the past six months, both domestic and global economies have continued their strong growth. In a preemptive move to hedge against inflation, the Federal Reserve increased interest rates during this period. This increase in interest rates contributed to the stock market decline during March and April. Looking forward, we anticipate another, modest increase in interest rates this year; favorable for the bond markets. We continue to be neutral to cautious about the performance of the stock markets in 1997.

We are pleased with the success of Aeltus Investment Management, Inc., subadvisor to the funds. We strive to bring you quality products and services to help meet your retirement and investment needs.

Thank you for investing in our funds.

Yours sincerely,


/s/ Shaun P. Mathews

Shaun P. Mathews
President


                                            Aetna Mutual Funds Annual Report   1

[Description of Aetna Money Market Fund Line Chart]

                      Aetna Money Market Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                1 Year    5 Year    Inception+
----------------------------------------------
Select Class    5.38%     4.66%          4.65%
----------------------------------------------
Adviser Class   5.38%     4.66%          4.65%
----------------------------------------------



Aetna Money Market       +Aetna Money Market      IBC Money Fund Report
Fund (Select Class)      Fund (Adviser Class)     Avg./All Taxable



 Dec-91     10000              10000                   10000
            10104              10104                   10096
            10210              10210                   10184
            10308              10308                   10263
            10404              10404                   10334
            10488              10488                   10404
            10572              10572                   10472
            10656              10656                   10541
            10744              10744                   10611
            10834              10834                   10684
            10934              10934                   10773
            11057              11057                   10878
            11205              11205                   11003
            11365              11365                   11148
            11536              11536                   11299
            11706              11706                   11446
            11875              11875                   11592
            12031              12031                   11731
            12187              12187                   11869
            12347              12347                   12009
            12402              12402                   12056
Apr-97      12732              12732                   12201


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Donoghue Public Money Market Funds represents the average return for the universe of public money market funds.

* Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.


                             Aetna Money Market Fund

How did the Fund perform during the period?

The Aetna Money Market Fund (Money Market) Select and Adviser Class shares generated a total return of 2.66%, net of fund expenses, for the six month period ended April 30, 1997. This performance was 0.26% higher than the average return generated by the universe of taxable money market funds tracked by IBC/Donoghue(a) for the same six month period. As of April 30, 1997, the Fund reported a 7-day yield of 5.29% with an average weighted maturity of 41 days.

What economic or financial market conditions impacted the Fund?

The economy grew during the period with persistent strength in certain areas such as housing, consumer spending and job growth. Although inflation reports had been relatively favorable, the Federal Reserve raised the Federal Funds rate in March in response to "persisting strength of demand." Demand was certainly strong in 1997's first quarter as domestic final sales grew at a 5.6% rate and consumer spending rose at a 6.4% rate, the fastest pace in nine years.





2   See Definition of Indices.

As a result, the money market curve, which plots yields against maturities of one year or less, steepened in response to stronger economic data. The Fund's shorter average maturity enabled it to take advantage of opportunities to position investments along appropriate points on the curve as interest rates rose.

What investments influenced the Fund's performance over the past six months?

The Fund invested approximately 30% of its holdings in adjustable rate instruments. These are securities with coupons that reset based on a short-term index such as the Federal Funds rate, U.S. Treasury bills or LIBOR. The coupons are not fixed but will adjust upwards in periods of rising interest rates as the level of the respective indices move higher. The allocation to asset backed securities, AAA-rated securities that are generally collateralized by a pool of assets such as automobile loans, credit card receivables or computer leases, was also increased to add incremental yield to the Fund.

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

Inflation remains the key determinant of future financial market performance. As long as inflation remains dormant, interest rates are unlikely to move much higher. The risk to inflation currently arises from the economy operating at a high level with little excess slack, especially in the labor markets. We believe that the Federal Reserve will tighten monetary policy with another interest rate increase over the next several months. In turn, we will maintain the existing portfolio strategy.

An investment in Money Market is neither insured nor guaranteed by the United States Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------
Quality Ratings
--------------------------------------------------------------------------------
Tier 1                                    99.1%
Tier 2                                     0.9%

--------------------------------------------------------------------------------
Maturity Distribution
--------------------------------------------------------------------------------
1-30 days                                 51.0%
31-60 days                                19.3%
61-90 days                                17.0%
91-120 days                                2.3%
121-180 days                               2.0%
181-397 days                               8.4%




                                         Aetna Mutual Funds Semi-Annual Report 3

[Description of Aetna Government Fund Line Chart]

                        Aetna Government Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                         1 Year    Inception+
----------------------------------------------
Select Class             5.56%     4.94%
----------------------------------------------
Adviser Class            3.78%     4.17%
----------------------------------------------



Aetna Government         +Aetna Government            Lehman Government
Fund (Select Class)      Fund (Adviser Class)            Bond Index

  Dec-93      10000              10000                     10000
               9790               9772                      9699
               9739               9713                      9588
               9784               9736                      9629
               9811               9804                      9662
              10254              10225                     10118
              10779              10734                     10745
              10932              10861                     10935
              11380              11285                     11435
              11173              11060                     11176
              11196              11063                     11230
              11382              11226                     11419
              11583              11405                     11670
Apr-97        11738              11527                     11824


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 22, 1993. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

                              Aetna Government Fund

How did the Fund perform during the period?

For the six month period ended April 30, 1997, the Aetna Government Fund (Government) Select Class shares returned 1.34%, net of fund expenses. The Fund slightly outperformed the Lehman Brothers Government Index(b), which reported a return of 1.32%, but underperformed the Lehman Intermediate Government Index(c) which returned 1.77% for the same period. The Select Class shares' performance placed it in the top 73% (248 out of 340) of Morningstar's general government bond fund universe for the one year period ended April 30, 1997. Adviser Class shares' performance for the same six month period was 1.07%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 91% (310 out of 340) of Morningstar's general government bond fund universe for the one year period ended April 30, 1997.


4   See Definition of Indices.

What economic or financial market conditions impacted the Fund?

The last six months were characterized by rising interest rates in response to strong economic growth in both the last three months of 1996 and the first three months of 1997. This economic strength, coupled with increasing levels of resource utilization, caused the Federal Reserve to raise the Federal Funds rate in March 1997. Fears of a further interest rate increase by the Federal Reserve flattened the yield curve which plots bond yields against bond maturities. Generally speaking, the longer the term, the higher the interest rate that is offered to make up for the additional risk of investing money for such a long time. However, the usual curve flattened as short-term bond yields rose faster than longer-term bonds. For example, two-year U.S. Treasury yields rose 0.54% while 30-year U.S. Treasury yields rose 0.31% over the period. Rising interest rates and a decline in the overall level of market volatility provided a favorable environment for mortgage pass-through securities. Investors were willing to place a higher value on mortgage pass-throughs because rising rates and declining volatility suggested homeowners will be less likely to pre-pay their mortgages, thus upholding the value of these securities.

What investments influenced the Fund's performance over the past six months?

The Fund's Mortgage pass-throughs performed well during the period. The mortgage sector as a whole have outperformed U.S. Treasuries year-to-date by 0.80% on a duration-adjusted basis. The Fund's seasoned high-coupon holdings did particularly well in the early part of the year. They lagged in April, however, when bonds rallied and volatility increased modestly. The Fund's holdings of government agency securities also added to performance as Agency yield spreads over U.S. Treasuries narrowed during the period.

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

We believe the Federal Reserve is likely to raise the Federal Funds rate by an additional 0.25% to 0.50% during the coming months. A preemptive action such as this, coupled with slowing economic growth, is likely to restrain inflation. Bonds may perform well as investors respond favorably to low inflation and begin to anticipate the end of further interest rate hikes by the Federal Reserve. Given this environment, the Fund is likely to maintain a duration position that is longer than that of its peer funds. This position would reverse if we see U.S. domestic growth continue to exceed expectations, and/or, if there are signs of a significant pick-up in economic growth in Europe and Japan. We also expect to maintain a significant exposure to government agency and mortgage pass-through securities in the Fund as the yield advantage of these securities could potentially outperform U.S. Treasuries.



                                         Aetna Mutual Funds Semi-Annual Report 5

--------------------------------------------------------------------------------
Quality Ratings
--------------------------------------------------------------------------------
AAA                                     98.3%
Cash or Equivalents                      1.7%

--------------------------------------------------------------------------------
Maturity Distribution
--------------------------------------------------------------------------------
 0-1  years                              1.7%
 1-5  years                             14.7%
 5-10 years                             13.1%
10-20 years                             46.8%
20+   years                             23.7%

[Description of Aetna Bond Fund Line Chart]

                              Aetna Bond Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                1 Year    5 Year    Inception+
----------------------------------------------
Select Class    6.71%     7.02%          6.50%
----------------------------------------------
Adviser Class   4.80%     6.21%          5.70%
----------------------------------------------



Aetna Bond                +Aetna Bond             Lehman Aggregate
Fund (Select Class)   Fund (Adviser Class)          Bond Index



 Dec-91   10000               10000                  10000
           9900                9881                   9872
          10290               10249                  10271
          10860               10802                  10712
          10670               10643                  10741
          11160               11058                  11185
          11470               11339                  11481
          11771               11623                  11781
          11820               11642                  11788
          11530               11343                  11450
          11333               11130                  11332
          11428               11197                  11401
          11432               11179                  11444
          11921               11633                  12021
          12610               12281                  12753
          12827               12482                  13003
          13379               12996                  13557
          13171               12768                  13317
          13225               12780                  13393
          13463               12985                  13641
          13696               13215                  13944
Apr-97    13985               13431                  14181


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

                                 Aetna Bond Fund

How did the Fund perform during the period?

For the six month period ended April 30, 1997, the Aetna Bond Fund (Bond) Select Class shares generated a total return of 2.11%, net of fund expenses. The Fund outperformed the Lehman Brothers Aggregate Bond Index(d) which returned 1.70% for the same period. The Select Class shares' performance over the one and five year periods ended April 30, 1997 placed it in the top 43% (158 out of 369) and 50% (62 out of 124), respectively, among Morningstar's high quality corporate bond fund universe. Adviser Class shares' performance for the same period was 1.64%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it the top 82% (301 out of 369) among Morningstar's high quality corporate bond fund universe for the one year period ended April 30, 1997.


    See Definition of Indices.           Aetna Mutual Funds Semi-Annual Report 7

What economic or financial market conditions impacted the Fund?

Bond prices declined late in the fourth quarter as the economy began to expand above targeted growth levels. Concerns over lofty valuation levels, tight labor markets and the likelihood of a preemptive move by the Federal Reserve continued into the first quarter of 1997. The Federal Open Market Committee (FOMC) did move to raise the Federal Funds rate by 0.25% at their March meeting which, in turn, caused the yield curve to flatten as short and intermediate term rates rose more than longer term rates. A yield curve plots current bond yields against bond maturities. Normally, higher yields are offered for longer maturities to compensate for the additional risk of investing money for a longer timeframe.

Within the investment-grade (or high-quality) bond universe, the mortgage sector generated the best performance as volatility levels declined and demand increased. Returns of the corporate bond sector lagged the general market as yield spread differentials between corporate bonds and U.S. Treasuries began to widen after reaching near historically low levels. In general, those markets or asset classes with higher risk premiums generated higher returns over the period. The demand for yield and favorable market technicals provided strong support to the high-yield and emerging market bond sectors.

What investments influenced the Fund's performance over the past six months?

The investments that contributed to performance can be broken down into two broad categories. From a structural aspect, securities with shorter maturities and features such as adjustable-rate coupons and principal repayments are defensive in nature and performed well as interest rates rose during the period. Secondly, security selection contributed favorably to performance. The Fund's holdings of supranationals, high quality bonds issued by financial institutions that are owned by a group of sovereign governments to provide financial assistance to member countries, outperformed the market. Modest exposure to high-yield cable and telephone bonds also enhanced returns.

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

Thus far, the economy has expanded with little evidence of inflation. The lack of corporate pricing power has generally prevented companies from passing on rising costs. However, tighter labor markets and the current level of resource utilization will eventually place some pressure on prices to increase. The FOMC has already acted to raise short term interest rates once this year. We anticipate at least another interest rate hike over the next several months. While our near-term outlook is cautious for the bond market, we are more positive longer term. The economy is unlikely to maintain its current pace of growth. Higher interest rates should act to constrain growth in the second half of the year which in turn should bode well for bonds.

--------------------------------------------------------------------------------
Quality Ratings
--------------------------------------------------------------------------------
AAA                                     53.0%
AA                                      11.5%
A                                       10.4%
BBB                                      6.2%
BB                                       4.6%
B                                       10.0%
Other                                    4.3%


--------------------------------------------------------------------------------
Maturity Distribution
--------------------------------------------------------------------------------
 0-1  years                             27.1%
 1-5  years                             16.9%
 5-10 years                             13.7%
10-20 years                             20.5%
20+   years                             21.8%



                                         Aetna Mutual Funds Semi-Annual Report 9

[Description of The Aetna Fund Line Chart]

                               The Aetna Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                1 Year    5 Year    Inception+
----------------------------------------------
Select Class    11.53%    10.84%        10.52%
----------------------------------------------
Adviser Class    9.69%     9.96%         9.64%
----------------------------------------------



The Aetna                +The Aetna               Lehman Aggregate    S&P 500   60% S&P 500/40%
Fund (Select Class)      Fund (Adviser Class)     Bond Index          Index     Lehman Aggregate

  Dec-91  10000               10000                 10000              10000          10000
          10020               10002                  9872               9747           9797
          10309               10264                 10271               9932          10068
          10459               10397                 10712              10245          10433
          10669               10590                 10741              10760          10758
          10989               10882                 11185              11231          11219
          11119               10987                 11481              11286          11373
          11449               11292                 11781              11577          11668
          11709               11535                 11788              11845          11833
          11398               11205                 11450              11396          11429
          11268               11053                 11332              11444          11412
          11531               11293                 11401              12004          11775
          11509               11251                 11444              12002          11794
          12053               11734                 12021              13170          12720
          13078               12700                 12753              14428          13758
          13890               13477                 13003              15575          14520
          14522               14064                 13557              16513          15294
          14907               14401                 13317              17400          15671
          15460               14907                 13393              18179          16127
          16066               15469                 13641              18741          16553
          16394               15784                 13944              19258          16974
Apr-97    17041               16327                 14181              22093          18578


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

                                 The Aetna Fund

How did the Fund perform during the period?

The Aetna Fund (Aetna Fund) Select Class shares generated a total return of 3.95%, net of fund expenses, for the six month period ended April 30, 1997, as compared to the 9.45% return of the 60%/40% mix of the S&P 500(e) and the Lehman Brothers Aggregate Bond Index(d). The Select Class shares' performance over the one and five year periods ended April 30, 1997 placed it in the top 57% (319 out of 558) and 57% (102 out of 179), respectively, among balanced funds tracked by Morningstar. Adviser Class shares' performance for the same six month period was 3.44%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 62% (346 out of 558) among balanced funds tracked by Morningstar for the one year period ended April 30, 1997.


10   See Definition of Indices.

What economic or financial market conditions impacted the Fund?

During the last two months of 1996, the economy began to show signs of moderating growth. This was good news for the equity market as both large and small company stocks performed well, but the small company sector continued to lag behind its large company counterpart. The bond market rallied along with stocks toward the end of 1996, but the Fund's shortened duration posture hurt performance, somewhat. Both the stock and bond markets continued their rallies into early 1997, but by mid February, investors' attitudes began to change. Stronger growth, higher interest rates and a preemptive monetary policy led to increased market volatility that lasted through much of April. Beginning with comments by Federal Reserve Chairman Alan Greenspan in late February, and continuing for weeks after the Federal Reserve's decision to raise interest rates on March 25th, the stock market managed to give back all it had gained in 1997.

What investments influenced the Fund's performance over the past six months?

Over the last six months, our asset allocation was targeted at 45% large company stocks, 10% small company stocks, 30% bonds and 15% cash. An underweight large company stock position was held by the Fund in favor of small company stocks and cash. The Fund's underperformance can be attributed to this position, as small company stocks fared significantly worse than large company stocks. Over the last six months, the Fund was slightly overweighted in technology stocks which hurt performance as their revenues fell short of projections and earnings expectations were subsequently lowered. Exposure to the consumer cyclical and healthcare sectors as well as poor stock selection in the transportation, telecommunication and financial services sectors also hampered performance. Underweight positions in electric utilities and raw materials benefited performance as returns in these sectors lagged the overall returns of the S&P 500 Index. Also contributing positively to performance was exposure to the retail sector and effective stock selection in the capital goods sector.

The lackluster performance of the stock market in March and April 1997 was due in part to higher interest rates as the bond market correctly anticipated a Federal Reserve interest rate hike in late March. In bond holdings, the Fund's shortened duration posture relative to the Lehman Aggregate Bond Index and exposure to cash benefited performance during this time. In late March, as the long-bond breached the 7% level, the Fund's duration was increased, bringing it more in line with the Lehman Brothers Aggregate Bond Index. Over the last six months, Aetna Fund increased holdings in emerging market debt securities, adding exposure to Latin America, Morocco and Russia. While this group gave back some of the ground it gained in late 1996 and into the first two months of 1997, the emerging market sector as a whole continues to add positively to returns. Exposure to other diversifying asset classes, such as domestic high-yield corporate bonds and commercial mortgage-backed securities, also benefited performance.


                                        Aetna Mutual Funds Semi-Annual Report 11

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

Given the resilience of the equity market in the face of faster economic growth and higher interest rates, our view of the financial markets remains neutral-to-cautious. The likelihood of another move by the Federal Reserve in May remains a real concern unless economic growth moderates considerably and inflation stays subdued. We expect volatility in both the stock and bond markets to continue as long as the Federal Reserve inclination toward higher interest rates endures.

--------------------------------------------------------------------------------
Large Cap Portfolio Sector Breakdown
--------------------------------------------------------------------------------

                                         % of
                                        Large Cap       % of       Over/(Under)
Sector                                 Portfolio      S&P 500       Weighting
------                                 ---------      -------       ---------
Basic Materials                            --           6.0%          (6.0%)
Producer Goods & Services                20.0%         12.2%           7.8%
Technology                               12.7%         12.1%           0.6%
Consumer Goods                           33.8%         33.7%           0.1%
Services                                  2.0%          2.2%          (0.2%)
Financial Services                       16.6%         15.0%           1.6%
Utilities                                14.9%         18.8%          (3.9%)


--------------------------------------------------------------------------------
Top Ten Equity Holdings
--------------------------------------------------------------------------------

                                                     % of
                                                  Portfolio
                                                  ---------
Tyco International Ltd.                             1.2%
SunAmerica, Inc.                                    1.1%
Intel Corp.                                         1.1%
NationsBank Corp.                                   1.1%
TJX Companies, Inc.                                 1.1%
Sonat, Inc.                                         1.0%
Travelers Group, Inc.                               1.0%
Chase Manhattan Corp.                               0.9%
Compaq Computer Corp.                               0.9%
American International Group, Inc.                  0.9%


--------------------------------------------------------------------------------
Top Five Fixed Income Holdings
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                  ---------
U.S. Treasury Note, 5.75%, 10/31/00                 6.5%
U.S. Treasury Bond, 7.25%, 05/15/16                 2.2%
U.S. Treasury Bond, 5.25%, 12/31/97                 2.1%
U.S. Treasury Bond, 6.75%, 08/15/26                 2.1%
U.S. Treasury Bond, 6.25%, 06/30/98                 1.3%

[Description of Aetna Growth and Income Fund Line Chart]

                 Aetna Growth and Income Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                1 Year    5 Year    Inception+
----------------------------------------------
Select Class    24.31%    14.81%        14.15%
----------------------------------------------
Adviser Class   22.41%    14.01%        13.35%
----------------------------------------------



Aetna Growth and Income       +Aetna Growth and Income      S&P 500
Fund (Select Class)           Fund (Adviser Class)          Index

 Dec-93        10000                 10000                   10000
                9940                  9922                    9747
                9940                  9902                    9932
               10299                 10247                   10245
               10779                 10701                   10760
               11060                 10955                   11231
               10929                 10813                   11286
               11199                 11057                   11577
               11489                 11319                   11845
               11149                 10961                   11396
               11093                 10890                   11444
               11413                 11189                   12004
               11449                 11207                   12002
               12127                 11868                   13170
               13225                 12916                   14428
               14350                 13994                   15575
               15056                 14652                   16513
               15884                 15426                   17400
               16701                 16188                   18179
               17397                 16840                   18741
               17945                 17360                   19258
Apr-97         20213                 19485                   22093


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

                          Aetna Growth and Income Fund

How did the Fund perform during the period?

Aetna Growth and Income Fund (Growth and Income) Select Class shares, generated a return of 12.64%, net of fund expenses, for the six month period ended April 30, 1997, placing it in the top 17% (102 out of 609) and 46% (108 out of 235),
of all growth and income mutual funds tracked by Morningstar for the one and five year periods ended April 30, 1997, respectively. Adviser Class shares' performance for the same six month period was 12.24% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 22% (131 out of 609) of all growth and income mutual funds tracked by Morningstar for the one year period ended April 30, 1997. In comparison, the total return for the S&P 500(e) for the same period was 14.7%.


    See Definition of Indices.          Aetna Mutual Funds Semi-Annual Report 13

What economic or financial market conditions impacted the Fund?

During the past six months, the large company stocks that make up the S&P 500 continued to achieve returns that were well above long-term historical averages. These returns can be attributed in part to the overall positive earnings reports for fourth quarter of 1996 and the first quarter of 1997.

What investments influenced the Fund's performance over the past six months?

In order to better control risk and pursue enhanced return potential over the long run, we complement our large company U.S. stock holdings with investments in a variety of asset classes outside of this core group. During these past six months, domestic large company stocks, as represented by the S&P 500, had a particularly strong showing relative to other asset classes. For example, compared to the S&P 500 return of 14.7%, the Russell 2000 Small Company Stock Index(f) returned only 1.6% over the period, and international stocks, as represented by the Morgan Stanley Europe, Australia and Far East (MSCI EAFE) Index(g) returned only 1.7%. Thus, our strategic decision to structure the portfolio to be well-diversified, which we strongly believe is a sound one, did not help us over these past six months.

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

We use forward earnings yield (Earnings per share/Price) of the S&P 500 to judge the climate of equity valuation, and compare it to the yield on the 10-year government bond. The spread between these two expected return measures is what drives our asset allocation decision. The spread between the S&P 500 forward earnings yield and the 10-year bond remains unusually low, indicating that stocks are priced higher than usual relative to bonds. Consequently, our cash holdings for the fund were a relatively high 6.0%.

The wide divergence in relative valuation between large company and small company domestic stocks continues, and we have taken advantage of this most recent underperformance to increase our small and mid-sized company stock exposure, at the expense of large company stocks.

--------------------------------------------------------------------------------
Large Cap Portfolio Sector Breakdown
--------------------------------------------------------------------------------

                                              % of
                                            Large Cap     % of      Over/(Under)
Sector                                      Portfolio    S&P 500      Weighting
------                                      ---------    -------      ---------
Basic Materials                                4.0%        6.0%        (2.0%)
Producer Goods & Services                      8.7%       12.2%        (3.5%)
Technology                                    12.8%       12.1%         0.7%
Consumer Goods                                38.1%       33.7%         4.4%
Services                                       2.0%        2.2%        (0.2%)
Financial Services                            13.9%       15.0%        (1.1%)
Utilities                                     20.5%       18.8%         1.7%


14   See Definition of Indices.

--------------------------------------------------------------------------------
Top Ten Equity Holdings
--------------------------------------------------------------------------------

                                               % of
                                            Portfolio
                                            ---------
Intel Corp.                                   2.5%
Microsoft Corp.                               2.3%
Bristol-Meyers Squibb Co.                     1.9%
BankAmerica Corp.                             1.9%
Walt Disney Co. (The)                         1.5%
First Union Corp.                             1.3%
Chrysler Corp.                                1.2%
NYNEX Corp.                                   1.2%
Coca-Cola Co.                                 1.1%
Ahmanson (H.F.) & Co.                         1.1%

------------------------------------------------------------------------------------
                           % of         Notional Value*          Economic Exposure*
Asset Allocation         Portfolio  of Options   of Futures     04/30/97    10/31/96
------------------------------------------------------------------------------------
Large Cap Stocks             59%        --           --           59%          66%
Mid Cap Stocks               13%        --           --           13%          --
Small Cap Stocks             10%        --           --           10%          11%
International Stocks          5%        --           --            5%           7%
Real Estate Stocks            3%        --           --            3%           4%
Special Situations**          2%        --           --            2%           3%
Convertible Securities        2%        --           --            2%           2%
Cash Equivalents              6%        --           --            6%           7%
                           -----     -----        -----         -----        -----
Total                       100%        --           --          100%         100%


* "Notional value" refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. "Economic exposure" reflects the Fund's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The "special situations" category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than assets, earnings, and dividends.


                                        Aetna Mutual Funds Semi-Annual Report 15

[Description of Aetna Growth Fund Line Chart]

                            Aetna Growth Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                          1 Year    Inception+
----------------------------------------------
Select Class              14.54%        19.06%
----------------------------------------------
Adviser Class             12.70%        18.20%
----------------------------------------------


Aetna Growth                  +Aetna Growth                 S&P 500
Fund (Select Class)           Fund (Adviser Class)          Index

 Dec-93    10000                    10000                10000
           10250                    10232                 9621
            9900                     9860                 9661
           10552                    10493                10134
           10559                    10481                10132
           11343                    11240                11119
           12682                    12548                12180
           13883                    13704                13149
           14181                    13981                13940
           15048                    14808                14689
           15638                    15361                15347
           16322                    16017                15821
           16622                    16292                16258
Apr-97     17845                    17426                18651


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 23, 1993. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

                                Aetna Growth Fund

How did the Fund perform during the period?

The Aetna Growth Fund (Growth) Select Class shares returned 7.36%, net of fund expenses, for the six month period ended April 30, 1997, placing it in the top 83% (504 out of 609) among all growth funds tracked by Morningstar for the one year period ended April 30, 1997. Adviser Class shares' performance for the same six month period was 6.96%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 87% (531 out of 609) among all growth funds tracked by Morningstar for the one year period ended April 30, 1997. In comparison, the S&P 500(e) returned 14.7% over the same period.


16   See Definition of Indices.

What economic or financial market conditions impacted the Fund?

The strength of the economy has occupied much of the equity market's attention over the last year. There has been an ongoing concern that a rapidly growing economy could create inflationary pressures which, in turn, would cause the Federal Reserve Board (Fed) to raise interest rates. That concern finally materialized in March 1997, as the Fed raised short term interest rates 0.25% in response to indications of inflation in the labor markets.

What investments influenced the Fund's performance over the past six months?

The change in Fed policy had a significant effect on recent Aetna Growth Fund performance. For example, the Fund's overweighted position in the financial sector detracted from performance as several of the bank and financial service holdings in the portfolio reacted negatively to the increase in interest rates. Green Tree Financial and Wells Fargo were among the poorer performers. The Federal Reserve's action also raised questions about the pace and "sustainability" of earnings growth rates. The technology sector proved to be particularly vulnerable to these concerns. An overweighted position in the sector, along with the poor performance of the networking stocks, Ascend Communications and Cisco Systems in particular, hurt Fund performance in the period.

With the strength in the economy, corporate profits have proven to be more resilient than expected. Over the last six months, and particularly in the last quarter, corporations generally reported better than expected profits. As a result, earnings estimates for all of 1997 were increased. Year over year, however, the trend in earnings is still decelerating.

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

As a result of this profit trend, we believe the equity markets will continue to focus on companies with more stable earnings growth rates and rising earnings estimate trends. A number of changes were made in the portfolio to reflect this trend. For example, the Fund's exposure to the more cyclically sensitive raw material sector was reduced substantially over the last six months. Positions in the technology sector also were reduced over the period. A number of companies with steadier profit trends were added to the portfolio during the period. The additions include Johnson and Johnson and Bristol-Meyers Squibb in the health care sector, Tyco Laboratories in capital goods, Safeway in the retail sector, SunAmerica in finance, and Gillette in the consumer noncyclical sector.

The equity market is likely to continue its volatility in the coming months, with earnings expected to rise about 9-10% this year, down from the mid-teens growth rate of last year, and another boost in interest rates by the Fed is anticipated in the coming months. In such an environment, the Fund will continue to focus on issues such as those mentioned that possess above-average sales and earnings momentum.


                                        Aetna Mutual Funds Semi-Annual Report 17

--------------------------------------------------------------------------------
Portfolio Sector Breakdown
--------------------------------------------------------------------------------

                                        % of          % of       Over/(Under)
 Sector                               Portfolio      S&P 500      Weighting
 ------                               ---------      -------      ---------
 Basic Materials                          2.5%          6.0%        (3.5%)
 Producer Goods & Services               19.7%         12.2%         7.5%
 Technology                              15.9%         12.1%         3.8%
 Consumer Goods                          26.8%         33.7%        (6.9%)
 Services                                 7.0%          2.2%         4.8%
 Financial Services                      18.8%         15.0%         3.8%
 Utilities                                9.3%         18.8%        (9.5%)


--------------------------------------------------------------------------------
Top Ten Equity Holdings
--------------------------------------------------------------------------------

                                             % of
                                           Portfolio
                                           ---------

Intel Corp.                                   3.6%
Franklin Resources, Inc.                      3.2%
Tyco International Ltd.                       3.2%
Boeing Co.                                    3.1%
Travelers, Inc.                               3.1%
Hilton Hotels Corp.                           3.0%
SunAmerica, Inc.                              2.9%
Caterpillar, Inc.                             2.8%
TJX Companies, Inc.                           2.8%
Federal National Mortgage Association         2.7%

[Description of Aetna Small Company Fund Line Chart]

                     Aetna Small Company Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                          1 Year    Inception+
----------------------------------------------
Select Class              -1.14%        16.72%
----------------------------------------------
Adviser Class             -2.94%        15.87%
----------------------------------------------


Aetna Small Company      +Aetna Small Company     S&P 500        Russell 2000
Fund (Select Class)      Fund (Adviser Class)     Index          Index

Dec-93     10000               10000             10000             10000
           10070               10052              9621              9735
            9650                9610              9661              9356
           10320               10261             10134             10006
           10130               10053             10132              9819
           11162               11057             11119             10271
           12525               12384             12180             11234
           14138               13951             13149             12343
           15010               14789             13940             12611
           16227               15969             14689             13254
           16459               16167             15347             13917
           16448               16135             15821             13965
           16228               15903             16258             13749
Apr-97     16711               16308             18651             13971


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 23, 1993. The date of inception for the Adviser Class was April 15, 1994 For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns.

                            Aetna Small Company Fund

How did the Fund perform during the period?

The Aetna Small Company Fund (Small Company) Select Class shares returned 2.98%, net of fund expenses, for the six month period ended April 30, 1997, placing it in the top 69% (80 out of 116) of Morningstar's small company fund universe for the one year period ended April 30, 1997. Adviser Class shares' performance for the same six month period was 2.55%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 75% (87 out of 116) of Morningstar's small company fund universe for the one year period ended April 30, 1997. The Fund outperformed the Russell 2000 Small Company Stock Index(f) which returned 1.6% for the same period, but underperformed the S&P 500(e) which returned 14.7% for the period.


    See Definition of Indices.          Aetna Mutual Funds Semi-Annual Report 19

What economic or financial market conditions impacted the Fund?

For most of the period the market struggled with concerns over higher interest rates. These concerns led to greater market volatility, a narrower breadth in the market, and investor's preference for larger, more liquid issues. The concerns were realized when the Federal Reserve moved to raise interest rates in March.

What investments influenced the Fund's performance over the past six months?

The Fund incurred very strong performance from investments in the raw materials and retail sectors. The decision to overweight the retail sector in early January significantly enhanced returns. Stock selection also played a very strong role in enhancing results as evidenced by a 46% return from Burlington Coat Factory. In raw materials, we received strong performance from Reynolds Metals, Crompton & Knowles and H.B. Fuller, all of which advanced more than 20%. Finally, the Fund benefited from our overweighted position and good stock selection in consumer non-durables. On the negative side, performance was hurt by holdings in healthcare as well as selected issues in consumer durables and technology.

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

Looking forward, we see a market that is sensitive to interest rate concerns, inflation and the Federal Reserve's next move. These concerns may keep investors' preference for larger, more liquid issues intact. However, this environment is also characterized by strong corporate profits, healthy balance sheets and a strong economy which is growing with surprisingly low inflation. Finally, investors' preference for larger issues has been in place for over three years. While we cannot predict when it will end, it has created many valuation opportunities in smaller issues. We believe these opportunities can be exploited with good stock selection, applied with a disciplined investment strategy.

--------------------------------------------------------------------------------
Portfolio Sector Breakdown
--------------------------------------------------------------------------------

                                             % of       % of        Over/(Under)
 Sector                                   Portfolio    S&P 500       Weighting
 ------                                   ---------    -------       ---------
 Basic Materials                            13.9%         6.0%          7.9%
 Producer Goods & Services                  18.0%        12.2%          5.8%
 Technology                                 14.8%        12.1%          2.7%
 Consumer Goods                             24.2%        33.7%         (9.5%)
 Services                                    1.3%         2.2%         (0.9%)
 Financial Services                         15.3%        15.0%          0.3%
 Utilities                                  12.5%        18.8%         (6.3%)

--------------------------------------------------------------------------------
Top Ten Equity Holdings
--------------------------------------------------------------------------------

                                                % of
                                              Portfolio
                                              ---------
Reynolds Metals Co.                             4.8%
Sterling Software, Inc.                         3.6%
Church & Dwight, Inc.                           3.4%
Associated Group, Inc., Class A                 3.2%
Delphi Financial Group, Inc.                    3.2%
Cullen/Frost Bankers, Inc.                      3.1%
Crompton & Knowles Corp.                        3.1%
Fisher Scientific International                 2.6%
Fiberboard Corp.                                2.6%
Carson Pirie Scott Co.                          2.6%


                                        Aetna Mutual Funds Semi-Annual Report 21

[Description of Aetna International Growth Fund Line Chart]

              Aetna International Growth Fund
                            Growth of $10,000


         Average Annual Total Returns
     for the Period Ended April 30, 1997*

----------------------------------------------
                1 Year    5 Year    Inception+
----------------------------------------------
Select Class    18.30%    12.02%         9.36%
----------------------------------------------
Adviser Class   16.31%    11.16%         8.53%
----------------------------------------------



Aetna International Growth    +Aetna International Growth   MSCI EAFE
Fund (Select Class)           Fund (Adviser Class)          Index

Dec-91          10000                 10000                 10000
                 9311                  9293                  8821
                 9521                  9484                  9016
                 9171                  9118                  9161
                 8921                  8848                  8816
                 9401                  9309                  9881
                10011                  9898                 10883
                10821                 10682                 11612
                11620                 11450                 11720
                11460                 11265                 12137
                11571                 11365                 12766
                11829                 11593                 12786
                11627                 11366                 12665
                11347                 11071                 12910
                11484                 11174                 13015
                12384                 12044                 13568
                12437                 12079                 14128
                13104                 12692                 14547
                13806                 13351                 14788
                13856                 13363                 14781
                13927                 13420                 14633
Apr-97          16099                 15462                 14884


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future returns. International investments involve risk not present in United States securities.

                         Aetna International Growth Fund

How did the Fund perform during the period?

The Aetna International Growth Fund (International Growth) Select Class shares generating a total return of 15.6%, net of fund expenses, for the six month period ended April 30, 1997, strongly outperforming the Morgan Stanley Europe, Australia, and Far East (MSCI EAFE)(g) which returned 1.7% for the same period. This performance helped place the Select Class shares' in the top 4% (16 out of 373) and 29% (25 out of 86) of Morningstar's foreign stock fund universe for the one and five year periods ended April 30, 1997. Adviser Class shares' performance for the same six month period was 15.21%, (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 5% (19 out of 373) of Morningstar's foreign stock fund universe for the one year period ended April 30, 1997. The recent outperformance of the index has enabled International Growth to achieve respectable long-term performance.


22   See Definition of Indices.

What economic or financial market conditions impacted the Fund?

During this period, four major themes impacted the Fund. A stronger U.S. Dollar benefited well-run global exporters in Japan and Europe. Lower interest rates in late 1996 helped boost returns in financial dominated markets like Hong Kong. European corporate restructuring became more widespread as the European investment community focused on increasing shareholder value. Lastly, the U.S. equity market, the largest market in the world, continued to post strong equity returns. The U.S. market's performance helped all other markets by increasing risk tolerances and infusing investors with more confidence to invest abroad.

What investments influenced the Fund's performance over the past six months?

In country selection, the Fund's overweighted position in Hong Kong helped in 1996 as global interest rates declined and an earnings rebound in Hong Kong's property sector lead the province's main unmanaged equity index, the Hang Seng, to record new highs. The Fund's underweight position, as well as specific holdings in Japan such as well-managed Japanese exporters that compete in today's global economy, helped performance. Exposure to Europe and Latin American also contributed favorably to Fund returns. An overweighted position in the Malaysian market hurt Fund performance as Malaysian Banking officials announced surprise measures to cool down the country's thriving economy.

The Fund's partial hedging strategy, employed to help protect against changes in currency values, helped performance as the U.S. Dollar gained 14% against the German Deutschemark and 11% against the Japanese yen. The stronger U.S. economy was a primary driver in propelling the U.S. dollar against its major currency counterparts.

What is your near-term outlook for the markets and how will the Fund's investment tactics change going forward?

The Fund has been increasing its Japanese exposure as record-low interest rates have started to prop up Japan's economy, and the Japanese government continues to address real estate problems and promote deregulation. Deregulation is expected to reward the more efficiently run industries and remove the protected regulations on the weak industries. Lastly, Japan is the only major market that has not participated in the bull markets elsewhere in the world. Japan may then become attractive to global investors who like to allocate assets to underperforming markets.

For other investments, the Fund will maintain exposure to Latin American and Europe while reducing weightings in Asia as their economies have begun to slow down, thereby exposing over-built export and building sectors. The two big events in global economics this year are expected to be the British hand-over of Hong Kong to China and the European Monetary Union ratification. We believe these events may produce some market jitters when adverse news surfaces, but transpire without long-lasting equity declines.


                                        Aetna Mutual Funds Semi-Annual Report 23

--------------------------------------------------------------------------------
Country Weightings
--------------------------------------------------------------------------------

                                               % of
                                             Portfolio     MSCI EAFE
                                             ---------     ---------
Japan                                          15.6%         30.0%
United Kingdom                                 11.3%         19.7%
Germany                                         8.7%          8.9%
France                                          5.2%          7.2%
Netherlands                                     5.1%          5.0%
Sweden                                          4.1%          2.4%
Switzerland                                     3.9%          6.4%
Finland                                         3.9%          0.7%
Norway                                          2.7%          0.6%
Spain                                           2.5%          2.4%
Other                                          37.0%         16.7%


--------------------------------------------------------------------------------
Top Ten Equity Holdings
--------------------------------------------------------------------------------

                                                               % of
                                                            Portfolio
                                                            ---------
Skandinaviska Enskilda Banken                                 1.5%
Novartis AG Registered Shs                                    1.4%
Fuji Photo Film                                               1.3%
NTT Data Communications Systems Co.                           1.3%
Philips Electronics NV                                        1.2%
ING Group NV                                                  1.2%
Panamerican Beverages, Inc.                                   1.2%
Telecomunicacoes Brasileiras SA                               1.2%
Alcatel Alsthom                                               1.2%
Tokyo Ohka Kogyo                                              1.2%

--------------------------------------------------------------------------------
Definition of Indices
--------------------------------------------------------------------------------


(a) IBC's Money Fund Report Avg./All Taxable Index is an average of the returns of over 250 money market mutual funds surveyed each month by IBC/Donoghue, Inc.

(b) The Lehman Brothers Government Index is an unmanaged index of government and government agency bonds.

(c) The Lehman Brothers Intermediate Government Index, an unmanaged index, includes those indices found in the Lehman Brothers Government Index which have a maturity of one to three years.

(d) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(e) The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general.

(f) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(g) The Morgan Stanley Capital International-Europe, Australia, Far East (MSCI
EAFE) Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of counties in Europe, Australia and the Far East.


                                        Aetna Mutual Funds Semi-Annual Report 25

Portfolio of Investments
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------

                                          Principal
                                            Amount            Value
                                          ----------          -----

Asset-Backed Securities (21.4%)

Asset Backed Securities
   Investment
   Trust 1997-A,
   5.738%, 02/16/98                      $14,400,000      $ 14,400,000

Bridgestone/Firestone
   Master Trust, Inc.,
   5.625%, 05/12/97++                      9,500,000         9,500,000

Capita Equipment
   Receivables Trust,
   5.60%, 10/15/97                         3,299,734         3,299,734

CARCO Auto Loan Master
   Trust 1993-2,
   5.705%, 11/15/98                        4,500,000         4,500,000

Chase Manhattan Auto,
   5.545%, 04/10/98                       15,233,200        15,233,200

Corporate Asset Funding
   Co., Inc., 5.34%,
   05/07/97++++                            9,000,000         8,991,990

Corporate Asset Funding
   Co., Inc., 5.64%,
   07/16/97++++                            5,000,000         4,940,467

Dakota Certificates -
   Standard Credit Card
   Master Trust 1,
   5.30%, 05/29/97++++                     3,000,000         2,987,633

Dakota Certificates -
   Standard Credit Card
   Master Trust 1,
   5.33%, 05/06/97++++                     4,000,000         3,997,039

Dakota Certificates -
   Standard Credit Card
   Master Trust 1,
   5.37%, 05/05/97++++                     8,000,000         7,995,227



                                          Principal
                                            Amount            Value
                                          ----------          -----
Asset-Backed Securities (continued)

Dakota Certificates -
   Standard Credit Card
   Master Trust 1,
   5.62%, 05/28/97++++                   $ 4,300,000      $  4,281,876

Dakota Certificates -
   Standard Credit Card
   Master Trust 1,
   5.67%, 07/23/97++++                     3,000,000         2,960,783

Ford Credit Auto Lease,
   5.451%, 11/15/97                        3,327,842         3,327,662

Norwest Auto Trust,
   5.465%, 12/05/97                        4,691,594         4,691,594

REIG Commercial
   Mortgage Funding
   Trust, 5.738%,
   12/26/97++                              7,466,667         7,466,667

WFS Financial, 5.50%,
   01/16/98                                2,857,860         2,857,860
                                                            ----------

                                                           101,431,732
                                                            ----------

Commercial Paper - Domestic (44.8%)

Alamo Funding LP,
   5.55%, 05/14/97++++                     5,000,000         4,989,979

Alamo Funding LP,
   5.60%, 05/28/97++++                     1,200,000         1,194,960

Alamo Funding LP,
   5.60%, 06/11/97++++                     4,000,000         3,974,489

Alamo Funding LP,
   5.60%, 06/16/97++++                     3,700,000         3,673,524

Avon Capital Corp.,
   5.40%, 06/03/97++++                     4,750,000         4,726,488

Avon Capital Corp.,
   5.60%, 06/09/97++++                     1,000,000           993,933

Avon Capital Corp.,
   5.64%, 06/13/97++++                     1,500,000         1,489,895


26   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                          Principal
                                            Amount            Value
                                          ----------          -----

Commercial Paper - Domestic (continued)

Avon Capital Corp.,
   5.65%, 06/13/97++++                   $ 5,300,000       $ 5,264,232

Avon Capital Corp.,
   5.65%, 06/23/97++++                     2,750,000         2,727,125

Ciesco, L.P., 5.59%,
   06/05/97++++                           11,000,000        10,940,218

Ciesco, L.P., 5.60%,
   02/10/98++++                            8,000,000         7,999,374

Columbia/HCA Healthcare
   Corp., 5.65%,
   06/25/97++++                            5,000,000         4,956,840

Columbia/HCA Healthcare
   Corp., 5.70%,
   06/13/97++++                            4,500,000         4,469,363

Cooper Industries,
   5.70%, 05/01/97                         7,649,000         7,649,000

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.31%, 05/08/97                   1,300,000         1,298,658

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.31%, 06/19/97                   1,000,000           992,773

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.31%, 08/07/97                   2,000,000         1,971,090

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.42%, 07/22/97                   2,100,000         2,074,074

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.42%, 07/29/97                     550,000           542,630

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.57%, 05/28/97                   1,700,000         1,692,898



                                          Principal
                                            Amount            Value
                                          ----------          -----

Commercial Paper - Domestic (continued)

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.64%, 06/06/97                 $ 2,500,000       $ 2,485,900

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.64%, 06/19/97                   1,000,000           992,323

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.65%, 07/22/97                   1,700,000         1,678,122

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.68%, 07/15/97                   1,000,000           988,167

Cooperative Assoc. of
   Tractor Dealers,
   Inc., 5.70%, 07/22/97                   5,561,000         5,488,800

Countrywide Home Loans,
   5.58%, 05/20/97                         7,565,000         7,542,721

CSW Credit Inc., 5.60%,
   05/27/97                                8,700,000         8,664,813

CSW Credit Inc., 5.60%,
   06/11/97                                9,000,000         8,942,600

Daewoo International
   (America) Corp.,
   5.45%, 06/03/97                         8,500,000         8,457,535

Daewoo International
   (America) Corp.,
   5.65%, 07/21/97                        12,600,000        12,439,823

Dealers Capital Access
   Trust, Inc., 5.33%,
   05/27/97                                1,200,000         1,195,381

Dealers Capital Access
   Trust, Inc., 5.35%,
   08/12/97                                1,900,000         1,870,917


                                      Aetna Mutual Funds Semi-Annual Report   27

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Money Market (continued)
--------------------------------------------------------------------------------


                                          Principal
                                            Amount            Value
                                          ----------          -----

Commercial Paper - Domestic (continued)

Dealers Capital Access
   Trust, Inc., 5.42%,
   06/03/97                               $1,000,000        $  995,032

Dealers Capital Access
   Trust, Inc., 5.50%,
   05/06/97                                1,000,000           999,236

Dealers Capital Access
   Trust, Inc., 5.50%,
   05/16/97                                2,000,000         1,995,417

Dealers Capital Access
   Trust, Inc., 5.50%,
   09/05/97                                1,200,000         1,176,717

Dealers Capital Access
   Trust, Inc., 5.52%,
   06/17/97                                1,200,000         1,191,352

Dealers Capital Access
   Trust, Inc., 5.62%,
   06/11/97                                2,000,000         1,987,199

Dealers Capital Access
   Trust, Inc., 5.65%,
   06/17/97                                3,600,000         3,573,445

EG&G, Inc., 5.55%,
   05/22/97++                              2,800,000         2,790,935

EG&G, Inc., 5.60%,
   05/12/97++                              1,200,000         1,197,947

EG&G, Inc., 5.60%,
   05/20/97++                              4,200,000         4,187,587

Finova Capital Corp.,
   5.67%, 07/11/97                         2,260,000         2,234,728

Frontier Corp., 5.50%,
   05/16/97                                1,555,000         1,551,436

Frontier Corp., 5.60%,
   05/13/97                                5,000,000         4,990,667

Frontier Corp., 5.62%,
   05/27/97                                1,625,000         1,618,404

General Motors
   Acceptance Corp.,
   5.32%, 08/06/97                         2,000,000         1,971,331


                                          Principal
                                            Amount            Value
                                          ----------          -----

Commercial Paper - Domestic (continued)

General Signal Corp.,
   5.65%, 05/01/97++++                    $2,650,000        $2,650,000

General Signal Corp.,
   5.65%, 05/02/97++++                     3,900,000         3,899,388

Government Development
   Bank of Puerto Rico,
   5.60%, 06/23/97                         4,500,000         4,462,900

Government Development
   Bank of Puerto Rico,
   5.63%, 05/28/97                         5,400,000         5,377,199

International Lease
   Finance Corp.,
   5.30%, 06/13/97                         4,000,000         3,974,678

Jefferson Smurfit
   Finance Corp.,
   5.35%, 06/02/97                         2,500,000         2,488,111

Jefferson Smurfit
   Finance Corp.,
   5.60%, 06/24/97                         2,200,000         2,181,520

Jefferson Smurfit
   Finance Corp.,
   5.62%, 05/13/97                         2,400,000         2,395,504

Jefferson Smurfit
   Finance Corp.,
   5.66%, 07/15/97                         2,400,000         2,371,700

Jefferson Smurfit
   Finance Corp.,
   5.66%, 07/22/97                         1,300,000         1,283,240

Transamerica Finance
   Group, 5.32%,
   07/07/97                                2,000,000         1,980,198

Transamerica Finance
   Group, 5.32%,
   08/07/97                                4,000,000         3,942,071


28   See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                          Principal
                                            Amount            Value
                                          ----------          -----

Commercial Paper - Domestic (continued)

Transamerica Finance
   Group, 5.62%,
   05/27/97                              $ 8,600,000      $  8,565,094
                                                            ----------

                                                           212,401,681
                                                            ----------

Commercial Paper - Foreign (5.9%)

Abbey National Europe,
   5.54%, 07/24/97                        10,000,000         9,999,676

Abbey National North
   America, 5.65%,
   06/12/97                                2,224,000         2,209,340

Svenska Handelsbanken,
   Inc., 5.36%, 05/27/97                   8,000,000         7,969,031

Svenska Handelsbanken,
   Inc., 5.71%, 07/10/97                   6,000,000         6,000,115

Xerox Mexicana S.A. DE
   CV, 5.55%, 05/15/97                     1,600,000         1,596,547
                                                            ----------

                                                            27,774,709
                                                            ----------

Corporate Bonds (7.1%)

Avco Financial
   Services, 5.733%,
   03/31/98                               11,000,000        11,000,000

Chrysler Financial
   Corp., 5.65%,
   01/30/98                                2,150,000         2,146,404

Chrysler Financial
   Corp., 5.66%,
   01/16/98                                3,800,000         3,794,035

Countrywide Funding
   Corp., 6.062%,
   12/29/97                                3,400,000         3,407,007


                                          Principal
                                            Amount            Value
                                          ----------          -----

Corporate Bonds (continued)

Countrywide Funding
   Corp., 6.19%,
   01/26/98                              $ 3,400,000      $  3,409,097

First National Bank of
   Boston, 5.72%,
   07/08/97                                7,500,000         7,500,000

Greyhound Financial
   Corp., 7.95%,
   05/19/97                                2,300,000         2,302,470
                                                            ----------

                                                            33,559,013
                                                            ----------

Corporate Notes (10.3%)

Advanta National Bank,
   5.818%, 09/18/97                        3,150,000         3,150,427

Caterpillar Inc.,
   5.35%, 08/04/97                         1,000,000           985,882

Golden West Financial,
   10.25%, 05/15/97                        3,900,000         3,906,784

Household Bank FSB FRN,
   5.71%, 09/19/97                        15,540,000        15,539,400

PNC Bank N.A., 5.588%,
   07/02/97                               20,000,000        19,996,616

PNC Bank N.A., 5.617%,
   02/20/98                                3,200,000         3,198,424

Sears Roebuck & Co.,
   FRN, 5.788%, 05/12/97                   2,100,000         2,100,038
                                                            ----------

                                                            48,877,571
                                                            ----------

Medium-Term Notes (10.3%)

America Honda Finance
   Corp., 5.738%,
   05/01/97                                8,000,000         8,000,000

American Honda Finance
   Corp., 5.488%,
   09/04/97++++                            4,000,000         4,000,000


                                      Aetna Mutual Funds Semi-Annual Report   29

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Money Market (continued)
--------------------------------------------------------------------------------


                                          Principal
                                            Amount            Value
                                          ----------          -----

 Medium-Term Notes (continued)

 AT&T Capital Corp.,
    5.90%, 11/05/97                      $ 4,400,000      $  4,398,724

 Bankers Trust NY Corp.,
    5.69%, 02/13/98++++                   14,000,000        14,000,000

 Columbia/HCA Healthcare
    Corp., FRN, 5.768%,
    07/28/97++++                           1,750,000         1,749,925

 Columbia/HCA Healthcare
    Corp., FRN, 5.768%,
    07/28/97++++                           1,000,000         1,000,000

 Discover Credit, 7.76%,
    05/13/97                               4,200,000         4,202,280

 General Motors
    Acceptance Corp.,
    5.75%, 10/08/97                        5,000,000         4,998,562

 General Motors
    Acceptance Corp.,
    5.805%, 04/13/98                       6,500,000         6,501,559
                                                            ----------

                                                            48,851,050
                                                            ----------
Total Investments
(cost $472,895,756) (a)
                                                           472,895,756

 Other assets less
    liabilities                                              1,547,269
                                                            ----------
                                                          ------------
 Total Net Assets                                         $474,443,025
                                                          ------------


Notes to FinanciaL Statements.
(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of April 30, 1997.

++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++ Restricted security.

Category percentages are based on net assets.




30   See Notes to Financial Statements.

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Government
--------------------------------------------------------------------------------

                                          Principal           Market
                                            Amount            Value
                                          ----------          -----

Long-Term Bonds and Notes (97.0%)

U.S. Treasury Obligations (33.8%)

U.S. Treasury Bond,
   11.25%, 02/15/15                       $  900,000       $ 1,283,907

U.S. Treasury Note,
   5.875%, 08/15/98                          200,000           199,438

U.S. Treasury Note,
   5.875%, 01/31/99                        1,300,000         1,292,688

U.S. Treasury Note,
   7.00%, 07/15/06                           700,000           711,594
                                                            ----------

                                                             3,487,627
                                                            ----------

U.S. Government Agency Obligations (22.2%)

Private Export Funding
   Corp., 5.48%, 09/15/03
                                             650,000           627,669

Small Business
   Administration 91-20K,
   8.25%, 11/01/11                           804,660           828,526

Small Business
   Administration 92-20K,
   7.55%, 11/01/12                           831,571           841,965
                                                            ----------

                                                             2,298,160
                                                            ----------


U.S. Government Agency Mortgage-Backed
   Securities (36.9%)

 Federal Home Loan
    Mortgage Association,
    11.50%, 02/01/16                         398,844           450,156


 Federal Home Loan
    Mortgage Corp., 9.50%,
    07/01/20                                 255,649           275,301

 Federal National Mortgage
    Corp., 10.50%, 04/01/19                  155,432           171,412


 Government National
    Mortgage Association,
    9.00%, 05/15/16                          472,537           496,459


                                          Principal           Market
                                            Amount            Value
                                          ----------          -----


U.S. Government Agency Mortgage-Backed
   Securities (continued)

 Government National
    Mortgage Association,
    9.00%, 07/15/16                       $  426,282        $  447,863


 Government National
    Mortgage Association,
    7.00%, 04/15/26                          983,682           953,250


 Government National
    Mortgage Association,
    6.50%, 04/15/26                          696,689           656,194


 Government National
    Mortgage Association -
    II, 9.50%, 09/20/19                      341,267           364,196
                                                            ----------

                                                             3,814,831
                                                            ----------

 Foreign and Supranationals (4.1%)

 Inter-American
    Development Bank,
    12.25%, 12/15/08                         300,000           422,307
                                                            ----------

 Total Long-Term Bonds and Notes
    (cost $10,157,932)                                      10,022,925
                                                            ----------

 Short-Term Investments (1.6%)

 U.S. Government Agency Obligations (1.6%)


 Student Loan Marketing
    Association, Disc.
    Note, 5.28%, 05/01/97                    170,000           170,000
                                                            ----------

 Total Short-Term Investments
    (cost $170,000)                                            170,000
                                                            ----------
Total Investments
(cost $10,327,932) (a)
                                                            10,192,925

 Other assets less
    liabilities                                                140,526
                                                            ----------
                                                            ----------
 Total Net Assets                                          $10,333,451
                                                            ----------
   See Notes to Portfolio of Investments.
                                      Aetna Mutual Funds Semi-Annual Report   31

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Government (continued)
--------------------------------------------------------------------------------


Notes to Portfolio of Investments
(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at April 30, 1997, are as follows:

Unrealized gains ....................       $     27,674
Unrealized losses ...................           (162,681)
                                            -------------
     Net unrealized loss ............       $   (135,007)
                                            =============

Category percentages are based on net assets.
















32 See Notes to Financial Statements.

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Bond
--------------------------------------------------------------------------------

                                          Principal           Market
                                            Amount            Value
                                          ----------          -----

Long-Term Bonds and Notes (88.4%)

U.S. Treasury Obligations (20.4%)

U.S. Treasury Bond,
   6.75%, 08/15/26                        $  500,000        $  483,438

U.S. Treasury Note,
   5.25%, 12/31/97                         2,500,000         2,491,415

U.S. Treasury Note,
   5.875%, 04/30/98                        1,000,000           999,063

U.S. Treasury Note,
   6.375%, 05/15/99                          500,000           500,782

U.S. Treasury Note,
   6.875%, 03/31/00                        2,000,000         2,023,588
                                                            ----------

                                                             6,498,286
                                                            ----------

U.S. Government Agency Obligations (12.8%)

Private Export Funding
   Corp., 5.48%, 09/15/03                  1,300,000         1,255,338

Small Business
   Administration 92-20K,
   7.55%, 11/01/12                           831,571           841,965

Student Loan Marketing
   Association, 6.47%,
   07/23/97                                2,000,000         2,003,400
                                                            ----------

                                                             4,100,703
                                                            ----------

U.S. Government Agency Mortgage-Backed
   Securities (6.7%)

Federal Home Loan
   Mortgage Corp.,
   7.875%, 11/01/22                          663,883           684,548

Federal National Mortgage
   Association, 90-34 C,
   0.00%, 06/25/19                           215,038           200,088

Government National
   Mortgage Association,
   7.00%, 04/15/26                           987,932           957,369

                                           Principal           Market
                                             Amount            Value
U.S. Government Agency Mortgage-Backed     ----------          -----
   Securities (continued)

Government National
   Mortgage Association,
   9.50%, 07/15/18                        $  286,807        $  308,945
                                                            ----------

                                                             2,150,950
                                                            ----------

Asset-Backed Securities (1.8%)

First Chicago Master
   Trust 94I-A, 5.858%,
   01/15/99                                  583,333           584,220
                                                            ----------

Corporate Bonds (19.6%)

American Express Credit
   Corp., 8.50%, 06/15/99                  1,000,000         1,037,165

Associates Corp. N.A.,
   8.55%, 07/15/09                         1,000,000         1,109,885

Commercial Credit Co.,
   8.70%, 06/15/09                         1,000,000         1,112,000

Echostar Communications,
   2.815%++, 06/01/04                        500,000           410,000

HSBC America, 7.808%,
   12/15/26++++                              500,000           471,965

Paramount Communications,
   Inc., 7.50%, 07/15/23                     500,000           432,980

Tenet Healthcare Corp.,
   7.875%, 01/15/03                          300,000           297,000

Tenet Healthcare Corp.,
   8.625%, 01/15/07                          250,000           248,750

Time Warner, Inc.,
   9.125%, 01/15/13                          500,000           538,837

TRW, Inc., 9.35%, 06/04/20                   500,000           591,032
                                                            ----------

                                                             6,249,614
                                                            ----------


    See Notes to Portfolio of Investments.
                                        Aetna Mutual Funds Semi-Annual Report 33

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Bond (continued)
--------------------------------------------------------------------------------

                                          Principal          Market
                                            Amount            Value
                                          ----------          -----

Foreign and Supranationals (19.1%)

African Development Bank,
   8.80%, 09/01/19                        $  250,000        $  285,775

China International
   Trust, 9.00%, 10/15/06                    500,000           545,000

Inter-American
   Development Bank,
   12.25%, 12/15/08                          500,000           703,845

International Bank For
   Reconstruction &
   Development, 9.25%,
   07/15/17                                1,000,000         1,220,185

KFW International
   Finance, 8.85%,
   06/15/99                                  500,000           522,390

Korea Electric, 6.375%,
   12/01/03                                  500,000           478,178

Panama (Republic of),
   7.875%, 02/13/02++++                      200,000           195,425

Rogers Cablesystem,
   10.00%, 03/15/05                          500,000           526,250

Swire Pacific Ltd.,
   8.50%, 09/29/04++++                       500,000           526,585

Teleport Communications,
   11.125%, 07/01/07
                                           1,000,000           688,750

United Mexican States
   Government, 7.563%,
   08/06/01++++                              400,000           405,200
                                                            ----------

                                                             6,097,583
                                                            ----------

Non-Agency Mortgage
   Backed Securities (8.0%)

Marine Midland 1992-1,
   8.00%, 04/25/23                           931,766           938,755

Prudential Home Mortgage,
   7.00%, 12/25/07                           803,921           778,798


                                          Principal          Market
                                            Amount            Value
                                          ----------          -----

Non-Agency Mortgage
   Backed Securities (continued)

Prudential Home Mortgage,
   7.50%, 06/25/07                        $  622,254        $  614,087

Resolution Trust Corp.
   1991-17 B6, 8.20%,
   09/25/21                                  223,369           223,647
                                                            ----------

                                                             2,555,287
                                                            ----------

Total Long-Term Bonds and Notes
   (cost $27,908,736)                                       28,236,643
                                                            ----------

                                             Number of       Market
                                               Shares        Value
                                             ---------       ------

Preferred Stocks (0.6%)

California Federal
   Preferred Cap                               8,000           201,000
                                                            ----------

Total Preferred Stocks
   (cost $200,000)                                             201,000
                                                            ----------


                                          Principal           Market
                                            Amount            Value
                                          ----------          -----
 Short-Term Investments (9.2%)

 Cooper Industries Inc.,
    Comm. Paper, 5.65%,
    05/01/97++++                        $  1,066,000         1,066,000

 Houston Lighting & Power,
    Comm. Paper, 5.75%,
    05/05/97++++                           1,065,000         1,064,320

 Source One Mortgage
    Services Corp., Comm.
    Paper, 5.78%, 05/13/97                   816,000           814,428
                                                            ----------

 Total Short-Term Investments
    (cost $2,944,748)                                        2,944,748
                                                            ----------
Total Investments
(cost $31,053,484) (a)
                                                            31,382,391
 Other assets less
    liabilities                                                574,984
                                                            ==========
 Total Net Assets                                       $   31,957,375
                                                            ----------

34 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Notes to Portfolio of Investments
(a) The cost of investments for federal income tax
   purposes is identical. Unrealized gains and losses,
   based on identified tax cost at April 30, 1997, are
   as follows:
Unrealized gains ....................       $    509,135
Unrealized losses ...................           (180,228)
                                            -------------
     Net unrealized gain ............       $    328,907
                                            =============
++Effective interest rate.
++++ Restricted security.

Category percentages are based on net assets.



















    See Notes to Financial Statements.
                                        Aetna Mutual Funds Semi-Annual Report 35

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Aetna Fund
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Common Stocks (53.9%)

Aerospace and Defense (1.7%)

AAR Corp.                                        900        $   26,775

Boeing Co.                                     7,600           749,550

Rohr Inc.+                                     1,400            21,875

Thiokol Corp.                                    300            19,575

United Technologies Corp.                     10,400           786,499
                                                             ----------

                                                             1,604,274
                                                             ----------


Apparel (1.8%)

Hartmarx Corp.+                                2,700            21,600

Liz Claiborne, Inc.                            9,100           411,775

Nike, Inc., Class B                           12,000           675,000

Russell Corp.                                    400            11,100

St. John Knits, Inc.                             600            23,025

Tommy Hilfiger Corp.+                         12,000           477,000

Wolverine World Wide, Inc.                     1,500            60,375
                                                            ----------

                                                             1,679,875
                                                            ----------


Autos and Auto Equipment (0.2%)

Intermet Corp.                                 4,000            49,500

Kaydon Corp.                                     700            30,975

SPX Corp.                                        600            32,775

Tower Automotive, Inc.+                        1,400            51,800


Wynn's International, Inc.                       900            21,713
                                                            ----------

                                                               186,763
                                                            ----------


Banks (2.2%)

City National Corp.                            1,500            34,313

Community First
   Bankshares, Inc.                            2,000            64,250

Cullen/Frost Bankers, Inc.                     1,900            66,500



                                                Number of       Market
                                                 Shares         Value
                                                ---------       ------

Banks (continued)

First Financial Corp.                          1,200        $   31,650

First Savings Bank of
   Washington
   Bancorp, Inc.                                 900            18,900

Glendale Federal Bank FSB+                     1,200            29,850


HUBCO, Inc.                                    2,575            63,409

Imperial Bancorp+                              2,640            62,040

Mercantile Bankshares
   Corp                                        1,700            62,475

ML Bancorp, Inc.                               4,000            65,000

NationsBank Corp.                             17,340         1,046,902

North Fork Bancorp, Inc.                       1,556            61,657


Provident Bancorp.                             1,575            61,425

Provident Bankshares Corp.                     1,103            38,863


Riggs National Corp.                           3,000            55,500

Security Capital Corp.                           800            71,200

Silicon Valley Bancshares+                       900            31,500


Webster Financial Corp.                          800            29,650

Westamerica Bancorp.                             700            45,675

Zion Bancorporation                              600            75,900
                                                            ----------

                                                             2,016,659
                                                            ----------

Building Materials and Construction (0.4%)

ABT Building
   Products Corp.+                             2,000            43,000

Ameron, Inc.                                     700            34,213

Apogee Enterprises, Inc.                       1,600            24,000


Arvin Industries, Inc.                         1,500            39,000

Centex Corp.                                     700            25,200

Champion
   Enterprises, Inc.+                            828            12,627


36 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Building Materials and Construction (continued)

Continental Homes Holding
   Corp.                                      2,500        $   39,688

Granite Construction, Inc.                      700            13,913


Interface, Inc.                               1,300            29,088

NCI Building
   Systems, Inc.+                             1,100            34,100

Oakwood Homes Corp.                           1,800            36,450

Tredegar Industries, Inc.                       600            27,675

                                                            ----------

                                                               358,954
                                                            ----------

Chemicals (0.2%)

Church & Dwight, Inc.                           900            22,950

Cytec Industries+                             1,400            52,675

Dexter Corp.                                  1,200            35,850

Fuller (H.B.) Co.                               700            37,538
                                                            ----------

                                                               149,013
                                                            ----------

Commercial Services (1.6%)

Carriage Services, Inc.+                        500             8,500

Culligan Water
   Technologies, Inc.+                          500            20,438

Daisytek
   International Corp.+                       1,000            27,250

Electro Rent Corp.+                           2,000            46,000

Philip Environmental,
   Inc.+                                      2,200            34,650

Stewart Enterprises, Inc.                     1,500            49,500


United Waste
   Systems, Inc.+                             3,900           131,625

US Filter Corp.+                             22,900           695,588

USA Waste Services, Inc.+                    14,500           474,875


USCS International,  Inc.+                    1,300            21,450



                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Commercial Services (continued)

Wackenhut Corp., Class B                       2,200        $   31,075

                                                            ----------

                                                             1,540,951
                                                            ----------

Computer Software (2.4%)

BMC Software, Inc.                            12,200           527,650

Brooktrout
   Technology, Inc.+                             500             5,688

Cadence Design
   Systems, Inc.+                             19,800           633,600

Cisco Systems, Inc.+                          10,900           564,075

Microsoft Corp.+                               3,400           413,100

National Data Corp.                              800            30,000

Overland Data, Inc.+                             800             4,300

Viasoft, Inc.+                                   600            25,500

Wall Data, Inc.+                               1,400            29,313
                                                            ----------

                                                             2,233,226
                                                            ----------

Computers and Office Equipment (3.6%)

Adaptec, Inc.+                                17,300           640,100

Comdisco, Inc.                                 1,900            60,325

Compaq Computer Corp.+                         9,900           845,212


Comverse Technology, Inc.+                     1,000            39,250


Data General Corp.+                            1,500            28,125

Encad, Inc.+                                     700            25,725

HBO & Co.                                     13,300           711,550

Herman Miller, Inc.                            2,000            64,750

Hutchinson Technology,
   Inc.+                                         900            24,413

Radisys Corp.+                                   900            26,438

Shelby Williams
   Industries, Inc.                            2,000            23,000

Stratus Computer, Inc.+                          900            34,988


                                        Aetna Mutual Funds Semi-Annual Report 37

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Aetna Fund (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------


Computers and Office Equipment (continued)

Sun Microsystems, Inc.+                       27,800        $  800,987

Wallace Computer
   Services, Inc.                              2,000            53,500
                                                            ----------

                                                             3,378,363
                                                            ----------

Consumer Products (1.8%)

Equity Corp.
   International+                              1,300            27,950

Gillette Co.                                   8,000           680,000

Helen of Troy Ltd.+                            3,500            81,375

Herbalife
   International, Inc.                           800            12,900

Pluma, Inc.+                                   2,100            26,250

Procter & Gamble Co.                           6,600           829,949

Samsonite Corp.+                                 700            29,050

WestPoint Stevens, Inc.+                         900            35,213
                                                            ----------

                                                             1,722,687
                                                            ----------

Diversified (3.5%)

Allied Signal, Inc.                            7,400           534,650

Chicago Bridge & Iron Co.
   NV+                                         1,500            25,500

DT Industries, Inc.                            1,600            41,600

General Electric Co.                           7,400           820,474

Griffon Corp.+                                 1,400            16,975

Raychem Corp.                                  9,900           638,550

Robbins & Myers, Inc.                          1,000            27,500

Ruddick Corp.                                  1,800            27,000

Tyco International Ltd.                       18,200         1,110,199
                                                            ----------

                                                             3,242,448
                                                            ----------

Electrical and Electronics (1.7%)

BMC Industries, Inc.                           1,700            49,300

CTS Corp.                                        300            18,750


                                               Number of         Market
                                                Shares            Value
                                                ------            -----
Electrical and Electronics (continued)

Cymer, Inc.+                                     900        $   37,013

DuPont Photomasks, Inc.+                       1,900            90,963

Hadco Corp.+                                     600            25,650

Intel Corp.                                    6,900         1,056,562

Logicon, Inc.                                  1,000            39,750

Pioneer Standard
   Electronics                                 2,000            24,500

Silicon Valley
   Group, Inc.+                                1,200            24,675

Symbol Technologies, Inc.                      1,500            48,563

Technitrol, Inc.                               4,000            80,500

Ultratech Stepper, Inc.+                       1,600            28,700

Veeco Instruments, Inc.+                       1,100            34,375

Waters Corp.+                                  1,900            56,288
                                                            ----------

                                                             1,615,589
                                                            ----------

Electrical Equipment (1.2%)

ANADIGICS, Inc.+                               1,000            28,250

Berg Electronics Corp.+                        2,000            60,000

Fluke Corp.                                    1,500            67,688

Honeywell, Inc.                                9,600           678,000

Jabil Circuit, Inc.+                           1,200            58,050

LeCroy Corp.+                                    900            23,850

Micron Electronics, Inc.+                      1,300            26,488

Rexel, Inc.+                                   1,800            31,725

Sanmina Corp.+                                 1,100            55,000

SCI Systems, Inc.+                             1,000            61,750

Valmont Industries                             1,100            43,863
                                                            ----------

                                                             1,134,664
                                                            ----------


38  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Financial Services (6.2%)

ALBANK Financial Corp.                           900        $   32,850

Astoria Financial Corp.                        1,900            74,338

Chase Manhattan Corp.                          9,200           852,149

ContiFinancial Corp.+                          2,000            57,500

FIRSTPLUS Financial
   Group, Inc.+                                  900            19,913

Great Financial Corp.                          1,900            61,750

Green Tree Financial Corp.                    18,200           539,175

MBNA Corp.                                    19,900           656,700

Money Store, Inc. (The)                       33,900           733,088

Peoples Heritage
   Financial Group                               700            21,963

Quick & Reilly Group, Inc.                     1,200            26,550

RCSB Financial, Inc.                           1,400            41,650

SunAmerica, Inc.                              23,300         1,071,799

T. Rowe Price Associates                      13,300           615,125

Travelers Group, Inc.                         16,133           893,364

Union Planters Corp.                           1,525            68,053
                                                            ----------

                                                             5,765,967
                                                            ----------

Foods and Beverages (0.6%)

Dean Foods Co.                                   900            33,188

Einstein/Noah Bagel Corp.+                       700            12,906

Interstate Bakeries Corp.                     10,000           518,750

Quality Food
   Centers, Inc.+                                900            36,113
                                                            ----------

                                                               600,957
                                                            ----------

Health Services (0.8%)

ADAC Laboratories+                             1,200            27,750


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Health Services (continued)

HEALTHSOUTH Corp.+                            33,000        $  651,750

RoTech Medical Corp.+                          1,300            20,475

Trigon Healthcare, Inc.+                       1,800            34,200

Universal Health
   Services, Inc.+                             1,000            37,875
                                                            ----------

                                                               772,050
                                                            ----------

Home Furnishings and Appliances (0.2%)

Carlisle Co., Inc.                             2,000            56,250

Ethan Allen
   Interiors, Inc.                             1,400            61,950

Furniture Brands
   International, Inc.+                        2,600            38,350

Mohawk Industries, Inc.+                       1,600            35,800
                                                            ----------

                                                               192,350
                                                            ----------

Hotels and Restaurants (0.8%)

Applebees International,
   Inc                                         1,200            28,050

CKE Restaurants, Inc.                          1,300            25,513

Hilton Hotels Corp.                           23,500           634,500

Quality Dining, Inc.+                          1,500            11,250

Signature Resorts, Inc.+                         800            17,700
                                                            ----------

                                                               717,013
                                                            ----------

Insurance (2.4%)

Allmerica Financial Corp.                        800            28,800

American Bankers
   Insurance Group                             1,000            52,875

American International
   Group, Inc.                                 6,500           835,249

Bay View Capital Corp.                           600            29,138

Capital RE Corp.                               1,200            47,550


                                        Aetna Mutual Funds Semi-Annual Report 39

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Aetna Fund (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------


Insurance (continued)

CapMAC Holdings, Inc.                          1,400        $   36,400

CMAC Investment Corp.                          1,600            60,800

Delphi Financial
   Group, Inc.+                                1,000            35,500

HCC Insurance Holdings,
   Inc                                         1,000            25,125

Horace Mann
   Educators Corp.                             1,600            75,000

Life Re Corp.                                    700            27,038

Markel Corp.+                                    600            66,000

Mercury General Corp.                            500            31,000

MGIC Investment Corp.                          8,000           650,000

Orion Capital Corp.                            1,100            68,888

Protective Life Corp.                          1,200            53,100

Selective Insurance
   Group, Inc.                                 1,300            52,325

Vesta Insurance
   Group, Inc.                                   800            33,400
                                                            ----------

                                                             2,208,188
                                                            ----------

Machinery and Equipment (0.2%)

Cooper Cameron Corp.+                          1,000            71,250

Hughes Supply, Inc.                            1,000            33,125

JLG Industries, Inc.                           2,000            25,000

U.S. Rentals, Inc.+                            1,100            20,900

Watts Industries, Inc.                         1,300            33,150

Zygo Corp.                                       400             8,900
                                                            ----------

                                                               192,325
                                                            ----------

Media and Entertainment (0.1%)

Carmike Cinemas, Class A+                      1,000            31,000

K2, Inc.                                       2,000            52,250


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Media and Entertainment (continued)

Premier Parks, Inc.+                             900        $   26,663
                                                            ----------

                                                               109,913
                                                            ----------

Medical Supplies (0.1%)

Bionx Implants, Inc.+                          1,400            15,925

Coherent, Inc.+                                1,600            66,400

Hologic, Inc.+                                 1,800            37,350

Respironics, Inc.+                             1,300            24,213
                                                            ----------

                                                               143,888
                                                            ----------

Metals and Mining (0.4%)

Amcol International Corp.                      1,700            28,900

Brush Wellman, Inc.                            1,400            26,600

Gibraltar Steel Corp.+                           600            14,700

Mueller Industries, Inc.+                      1,300            48,750

Olympic Steel, Inc.+                           2,200            34,238

Oregon Metallurgical Corp.                     1,500            34,500

Penn Engineering &
   Manufacturing Corp.                         3,100            57,350

RMI Titanium Co.+                              1,000            21,375

Roadway Express, Inc.                          1,600            28,000

Shiloh Industries, Inc.+                       3,000            46,500

Steel Dynamics, Inc.+                          1,400            27,300
                                                            ----------

                                                               368,213
                                                            ----------

Oil and Gas (5.0%)

BJ Services Co.+                              17,400           819,974

Camco International, Inc.                      1,000            44,375

Cliffs Drilling Co.+                           1,100            67,100

Cross Timbers Oil Co.                          1,100            17,050

Devon Energy Corp.                               800            26,400

Energy Ventures, Inc.+                           500            33,438


40 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Oil and Gas (continued)

Falcon Drilling Co., Inc.+                       700        $   26,775

Global Industries Ltd.+                        1,600            33,600

Halliburton Co.                               11,700           826,312

Helmerich & Payne, Inc.                        1,300            62,075

Hugoton Energy Corp.+                          2,000            21,750

Laclede Gas Co.                                1,200            26,700

Lomak Petroleum, Inc.                          1,800            30,375

Louisiana Land and
   Exploration Co.                            13,400           670,000

Magnum Hunter Resources
   Inc.+                                       2,500            14,375

Marine Drilling Co., Inc.+                     1,800            28,350


MascoTech, Inc.                                1,500            28,688

Neuvo Energy Co.+                                600            20,625

Patterson Energy, Inc.+                          600            17,250

Pride Petroleum Services,
   Inc.+                                       1,500            25,875

Santa Fe Energy
   Resources, Inc.+                            4,200            59,325

Schlumberger Ltd.                              7,300           808,474

Seacor Holdings+                                 700            30,100

Smith International, Inc.+                     1,600            75,800

Stone Energy Corp.+                            1,100            29,425

Swift Energy Co.+                              2,200            46,475

Tesoro Petroleum Corp.+                        4,500            48,375

Tidewater, Inc.                                4,800           192,600

Tuboscope Vetco
   International Corp.+                        3,900            54,600

Unocal Corp.                                  11,100           423,188

Vintage Petroleum, Inc.                        1,400            39,550


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Oil and Gas (continued)

Western Gas
   Resources, Inc.                             1,700        $   26,138
                                                            ----------

                                                             4,675,137
                                                            ----------

Paper and Containers (0.5%)

Avery Dennison Corp.                          12,200           448,350

Sealed Air Corp.+                              1,000            46,250
                                                            ----------

                                                               494,600
                                                            ----------

Pharmaceuticals (3.6%)

Bristol-Myers Squibb Co.                       9,400           615,700


Johnson & Johnson                             13,506           827,242

Jones Medical
   Industries, Inc.                              400            14,100

Medeva Plc                                     2,000            38,500

Merck & Co., Inc.                              5,600           506,800

Pfizer, Inc.                                   6,200           595,200

Schering Plough                               10,200           815,999
                                                            ----------

                                                             3,413,541
                                                            ----------

Printing and Publishing (0.1%)

Bowne & Co., Inc.                                900            23,850

Meredith Corp.                                 1,200            28,200
                                                            ----------

                                                                52,050
                                                            ----------

Real Estate Investment Trusts (0.4%)

American Health
   Properties, Inc.                            1,200            28,200

Bay Apartment
   Communities, Inc.                             600            20,100

Bre Properties, Inc.,
   Class A                                       900            21,150

Capstead Mortgage Corp.                        1,200            26,550

CBL & Associates Properties, Inc.              1,000            23,625


                                        Aetna Mutual Funds Semi-Annual Report 41

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Aetna Fund (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Real Estate Investment Trusts (continued)

CWM Mortgage Holdings,
   Inc                                         2,000        $   39,750

Developers Diversified
   Realty Corp.                                  700            25,813

Fairfield
   Communities, Inc.+                          1,100            28,600

General Growth Properties                        900            28,688

Healthcare Realty
   Trust, Inc.                                 1,200            31,050

Patriot American
   Hospitality, Inc.                           2,000            43,000

Starwood Lodging Trust                         1,950            75,075
                                                            ----------

                                                               391,601
                                                            ----------

Retail (5.2%)

Borders Group, Inc.+                           2,800            59,500

Buckle, Inc. (The)+                            1,800            26,550

Carson Pirie Scott & Co.+                      2,200            65,450


Central Garden and
   Pet Co.+                                    1,000            19,938

CitFed Bancorp, Inc.                             100             3,300

Claire's Stores, Inc.                          2,450            46,856

Costco Companies, Inc.+                       25,100           724,763


Dayton Hudson Corp.                           16,600           747,000

Eagle Hardware & Garden,
   Inc.+                                       1,400            26,250

Family Dollar Stores, Inc.                     1,900            49,638


Fingerhut Companies, Inc.                      1,700            25,288


Gadzooks, Inc.+                                  800            22,300


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Retail (continued)

Hot Topic, Inc.+                               1,100        $   28,325

Inacom Corp.+                                  1,900            42,038

Insight Enterprises, Inc.+                     1,200            28,500

Lazare Kaplan
   International, Inc.+                        1,500            20,438

Marks Brothers Jewelers,
    Inc.+                                        800             8,900

Meyer (Fred), Inc.+                            1,500            61,688

Pier 1 Imports, Inc.                           1,400            27,650

Proffitt's, Inc.+                                900            33,638

Ross Stores, Inc.                              2,800            78,750

Russ Berrie & Co., Inc.                        1,600            30,800

Safeway, Inc.+                                17,100           763,087

Sears, Roebuck & Co.                          13,000           624,000

Smith's Food & Drug
   Centers, Inc.+                                500            16,750

Sovereign Bancorp, Inc.                        2,640            32,340

Stein Mart, Inc.+                              1,300            37,700

Stride Rite Corp.                              1,900            26,125

Tech Data Corp.+                               1,500            36,750

The Finish Line, Inc.+                         1,100            11,344

TJX Companies, Inc.                           21,500         1,015,874

Tuesday Morning Corp.+                           600            16,950

U.S. Office Products Co.+                        800            20,400

Wet Seal, Inc.+                                1,400            34,650

Williams-Sonoma, Inc.+                           900            27,900
                                                            ----------

                                                             4,841,430
                                                            ----------

Telecommunications (0.7%)

Andrew Corp.+                                 20,550           508,613


42 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Telecommunications (continued)

Associated Group, Inc.,
   Class A+                                    1,600        $   59,200

Boston Technology, Inc.+                       1,200            24,000

MasTec, Inc.+                                    900            26,100

Tekelec+                                         900            20,700
                                                            ----------

                                                               638,613
                                                            ----------

Transportation (1.3%)

Airborne Freight Corp.                         1,100            38,638

Avondale Industries, Inc.+                     2,000            35,500

Burlington Northern Santa
   Fe Corp.                                    7,300           574,875

Heartland Express, Inc.+                       1,350            29,194

SkyWest, Inc.                                  1,400            17,850

UAL Corp.+                                     7,600           565,250
                                                            ----------

                                                             1,261,307
                                                            ----------

Utilities - Electric (0.5%)

Central Hudson Gas &
   Electric Co.                                1,800            55,350

Central Maine Power Co.                        2,000            22,250

Central Vermont
   Public Service                              4,300            44,613

Commonwealth Energy
   System Co.                                  2,000            43,750

IES Industries, Inc.                           1,200            34,800

Interstate Power Co.                           1,400            40,075

KU Energy Corp.                                2,000            60,750

Public Service Co. of New
   Mexico                                      1,400            23,275

TNP Enterprises, Inc.                          1,800            37,800

Washington Gas Light Co.                       1,200            27,600


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Utilities - Electric (continued)

Washington Water Power Co.                     2,000        $   35,750
                                                            ----------

                                                               426,013
                                                            ----------

Utilities - Oil and Gas (1.9%)

Energen Corp.                                  1,000            31,625

NUI Corp.                                      2,200            43,175

People's Energy Corp.                          1,500            50,625

Sonat, Inc.                                   17,100           976,837

Valero Energy Corp.                           17,300           607,663

Wicor, Inc.                                    1,500            52,688
                                                            ----------

                                                             1,762,613
                                                            ----------

Utilities - Telephone (0.5%)

Cincinnati Bell, Inc.                          9,000           504,000
                                                            ----------

Utilities - Water (0.1%)

American Water Works Co.,
   Inc.                                        2,700            57,375
                                                            ----------

Total Common Stocks
   ($41,040,832)                                            50,452,610
                                                            ----------

Preferred Stocks (0.3%)

California Federal
   Preferred Cap                              12,000           301,500
                                                            ----------

Total Preferred Stocks
   (cost $300,000)                                             301,500
                                                            ----------


                                        Principal             Market
                                          Amount              Value
                                        ---------             ------

Long-Term Bonds and Notes (32.9%)

U.S. Government Obligations (15.2%)

U.S. Treasury Bond,
   6.25%, 06/30/98++++                    $1,200,000        $1,203,000

U.S. Treasury Bond,
   6.375%, 03/31/01                        1,000,000           994,375

U.S. Treasury Bond,
   6.75%, 08/15/26                         2,000,000         1,933,751


                                        Aetna Mutual Funds Semi-Annual Report 43

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Aetna Fund (continued)
--------------------------------------------------------------------------------

                                        Principal             Market
                                          Amount              Value
                                        ---------             ------

U.S. Government Obligations (continued)

U.S. Treasury Bond,
   7.25%, 05/15/16                        $2,000,000        $2,047,804

U.S. Treasury Note,
   5.25%, 12/31/97                         2,000,000         1,993,132

U.S. Treasury Note,
   5.75%, 10/31/00                         6,200,000         6,058,565
                                                            ----------

Total U.S. Government Obligations
   (cost $14,179,979)                                       14,230,627
                                                            ----------

Corporate and Convertible Bonds (8.4%)

American General Finance,
   8.45%, 10/15/09                         1,000,000         1,104,134

BCH Cayman Islands Ltd.,
   7.70%, 07/15/06                           900,000           909,526

Centennial Cellular
   Corp., 10.125%,
   05/15/05                                  450,000           456,188

CMS Energy, 9.875%,
   10/01/99                                  750,000           771,963

Exide Corp., 10.00%,
   04/15/05                                  525,000           533,531

HSBC America, 7.808%,
   12/15/26++                                750,000           707,948

Kaman Corp., 6.00%,
   03/15/12                                  474,000           426,600

MFS Communications, Inc.,
   5.00%, 01/15/06                           350,000           265,988

News America Holdings
   Inc., 9.25%, 02/01/13                     500,000           543,680

Riggs Capital Trust,
   8.625%, 12/31/26++                        300,000           302,696

Rogers Cantel, Inc.,
   9.375%, 06/01/08                          400,000           411,500

Tenet Healthcare Corp.,
   7.875%, 01/15/03                          300,000           297,000


                                        Principal             Market
                                          Amount              Value
                                        ---------             ------

Corporate and Convertible Bonds (continued)

Tenet Healthcare Corp.,
   8.00%, 01/15/05                        $  200,000        $  196,250

Viacom, Inc., 8.00%,
   07/07/06                                1,000,000           936,249
                                                            ----------

Total Corporate and
   Convertible Bonds
   (cost $7,632,571)                                         7,863,253
                                                            ----------

Foreign and Supranationals (7.8%)

African Development Bank,
   8.80%, 09/01/19                         1,000,000         1,143,099


App International
   Finance, 10.25%,
   10/01/00                                  350,000           356,125

App International
   Finance, 11.75%,
   10/01/05                                  200,000           209,500

Argent-Global Bond
   (Republic of
   Argentina), 11.375%,
   01/30/17                                  400,000           424,900

Morocco Reconstruction &
   Consolidation
   Agreement, FRN,
   6.375%, 01/01/09                          500,000           440,000

Panama (Republic of),
   7.875%, 02/13/02++                        200,000           195,425

Poland Discount Bond,
   6.938%, 10/27/24                        1,000,000           973,437

Poland Non-US Glb Reg'd,
   4.00%, 10/27/14                         1,000,000           811,399

Russia-Interest Notes-US,
   12/29/49+,ss                              700,000           488,688

Swire Pacific Ltd.,
   8.50%, 09/29/04++                       1,000,000         1,053,169


44 See Notes to Portfolio of Investments.

                                        Principal             Market
                                          Amount              Value
                                        ---------             ------

Foreign and Supranationals (continued)

Transport De Gas Del Sur,
   7.75%, 12/23/98                       $   400,000       $   399,000

United Mexican States
   Government, 11.375%,
   09/15/16                                  800,000           849,999
                                                            ----------

Total Foreign and Supranationals
   (cost $6,915,776)                                         7,344,741
                                                            ----------

Non-Agency Mortgage-Backed Securities (1.5%)

DLJ Mortgage Acceptance
   Corp., 8.10%, 06/18/04                    350,000           319,539

Merrill Lynch Mortgage
   Investors, Inc.,
   7.795%, 06/15/21                          823,504           826,056

Resolution Trust Corp.
   1991-17 B6, 8.20%,
   09/25/21                                  223,369           223,647
                                                            ----------

Total Non-Agency
   Mortgage-Backed Securities
   (cost $1,375,532)                                         1,369,242
                                                            ----------

Total Long-Term Bonds and Notes
   (cost $30,103,858)                                       30,807,863
                                                            ----------

Short-Term Investments (12.7%)

Enron Oil & Gas Co.,
   Comm. Paper, 5.75%,
   05/01/97                                4,035,000         4,035,000

Houston Lighting & Power,
   Comm. Paper, 5.75%,
   05/05/97++                              1,500,000         1,499,042

Peco Energy Co., Comm.
   Paper, 5.75%, 05/01/97                  3,969,000         3,969,000


                                           Principal            Market
                                            Amount              Value
                                          ---------             ------

 Short-Term Investments (continued)

 Source One Mortgage
    Services Corp., Comm.
    Paper, 5.78%, 05/13/97               $ 2,000,000       $ 1,996,147

 U.S. Treasury Bill, Time
    Deposit, 5.08%,
    08/21/97+++                              410,000           403,215
                                                            ----------

 Total Short-Term Investments
    (cost $11,902,709)                                      11,902,404
                                                            ----------
Total Investments
(cost $83,347,399) (a)                                      93,464,377


 Other assets less
    liabilities                                                122,501
                                                            ----------
                                                            ----------
 Total Net Assets                                          $93,586,878
                                                            ----------
Notes to Portfolio of Investments
(a) The cost of investments for federal income tax
   purposes amount to $83,368,715. Unrealized gains and
   losses, based on identified tax cost at April 30,
   1997, are as follows:
Unrealized gains .................       $    11,623,452
Unrealized losses ................            (1,527,790)
                                         ----------------
     Net unrealized gain .........       $    10,095,662
                                         ================
+Non-income producing security.
+++Security pledged to cover initial margin requirements on open futures contracts at April 30, 1997.
++ Restricted security.
ss. When-issued security.
++++Security pledged to cover collateral requirements on when-issued securities.

Category percentages are based on net assets.


Information concerning open futures contracts at April 30, 1997 is shown below:

                       No. of Long      Initial       Expiration    Unrealized
                        Contracts        Value           Date       Gain/(Loss)
                       -----------   --------------   ----------   -------------

S&P 500 Index Future          5      $   1,983,625      June 97    $      23,374
                                     ==============                =============


See Notes to Financial Statements.      Aetna Mutual Funds Semi-Annual Report 45

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------


Common Stocks (90.9%)

United States (85.7%)

Aerospace and Defense (0.3%)

General Dynamics Corp.                        13,400       $   954,750

Gulfstream
   Aerospace Corp.+                            9,400           239,700

Thiokol Corp.                                  1,800           117,450
                                                            ----------

                                                             1,311,900
                                                            ----------

Apparel (1.3%)

Fruit of the Loom, Inc.+                      58,700         2,113,200

Nike, Inc., Class B                           57,500         3,234,374

Paul Harris
   Stores, Inc.+                              55,700           717,138
                                                            ----------

                                                             6,064,712
                                                            ----------

Autos and Auto Equipment (2.1%)

Chrysler Corp.                               182,400         5,471,999

Dura Automotive
   Systems, Inc.+                              4,100           110,700

Kaydon Corp.                                   2,800           123,900

Phycor, Inc.+                                 47,000         1,251,375

Snap-On, Inc.                                 70,800         2,725,800
                                                            ----------

                                                             9,683,774
                                                            ----------

Banks (6.7%)

AmSouth Bancorporation                        27,700         1,461,175

Bank United Corp.                              3,500           106,750

BankAmerica Corp.                             71,900         8,403,312

BanPonce Corp.                                22,100           754,163

Charter One
   Financial, Inc.                             2,520           112,140

Compass Bancshares, Inc.                      17,000           514,250


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Banks (continued)

First Chicago Corp.                           79,278       $ 4,459,387

First Union Corp.                             71,900         6,039,599

Investors Financial
   Services Corp.                              7,200           252,000

New York Bancorp, Inc.                        37,100         1,080,538

North Fork Bancorp, Inc.                      27,600         1,093,650

Republic New York Corp.                       32,800         3,005,300

Scripps (E.W.) Co.                            22,200           843,600

Southern National Corp.                       14,700           576,975

Star Banc Corp.                               21,600           918,000

State Street Corp.                            17,200         1,354,500
                                                            ----------

                                                            30,975,339
                                                            ----------

Building Materials and Construction (1.7%)

Armstrong World
   Industries, Inc.                           54,800         3,603,099

Centex Corp.                                  66,200         2,383,200

Lone Star
   Industries, Inc.                           28,100         1,109,950

Masco Corp.                                    5,900           222,725

Texas Industries, Inc.                         7,700           177,100

Tredegar
   Industries, Inc.                            1,750            80,719
                                                            ----------

                                                             7,576,793
                                                            ----------

Chemicals (0.5%)

Crompton & Knowles Corp.                           1                22

Cytec Industries+                             29,100         1,094,888

Lyondell
   Petrochemical Co.                           2,100            42,525


46 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Chemicals (continued)

Rexene Corp.                                  74,500       $ 1,098,875
                                                            ----------

                                                             2,236,310
                                                            ----------

Commercial Services (0.1%)

FactSet Research
   Systems, Inc.+                              3,300            66,825

Quintiles Transnational
   Corp.+                                      1,200            61,050


US Filter Corp.+                               6,900           209,588

Wackenhut Corp., Class B                       5,100            72,038

                                                            ----------

                                                               409,501
                                                            ----------

Computer Software (3.3%)

Adobe Systems, Inc.                           27,200         1,064,200

BMC Software, Inc.                            20,000           865,000

CCC Information
   Services Group+                               800             9,400

Compuware Corp.+                              31,800         1,200,450

Edify Corp.+                                   2,200            23,925

Engineering Animation,
   Inc.+                                       4,900           112,700

Hyperion Software Corp.+                       5,800            94,250


McAfee Associates, Inc.+                      12,100           674,575


Memco Software Ltd.+                             500             6,250


Microsoft Corp.+                              83,800        10,181,699

Neomagic Corp.+                                7,500            87,656

Sterling Commerce, Inc.+                       1,000            25,875


Yahoo! Inc.+                                  29,000           989,625
                                                            ----------

                                                            15,335,605
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Computers and Office Equipment (4.3%)

Adaptec, Inc.+                                 2,800        $  103,600

Ceridian Corp.+                               14,200           473,925

Compaq Computer Corp.+                        52,800         4,507,799


CompUSA, Inc.+                                 7,400           142,450

Comverse
   Technology, Inc.+                           8,774           344,380

Dell Computer Corp.+                          19,600         1,640,275


Encad, Inc.+                                   9,900           363,825

HBO & Co.                                     51,200         2,739,200

Herman Miller, Inc.                           36,200         1,171,975

Moore Corp. Ltd.                              68,400         1,376,550

Quantum Corp.+                                20,900           871,269

Scopus Technology, Inc.+                      35,150           940,263


Stratus Computer, Inc.+                       26,500         1,030,188


Sun Microsystems,
   Inc.+                                      83,300         2,400,081

Western Digital Corp.+                        23,300         1,435,863
                                                            ----------

                                                            19,541,643
                                                            ----------

Consumer Products (2.9%)

American Greetings
   Corp., Class A                             74,700         2,390,400

Blyth Industries, Inc.+                       26,700         1,054,650


Colgate-Palmolive Co.                         29,900         3,318,899


Dial Corp.                                     5,200            80,600

Equity Marketing, Inc.+                        7,200           126,000


Estee Lauder Co.,
   Class A                                       700            32,025


                                        Aetna Mutual Funds Semi-Annual Report 47

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Consumer Products (continued)

Gillette Co.                                  52,200       $ 4,436,999

Procter & Gamble Co.                          16,300         2,049,725

                                                            ----------

                                                            13,489,298
                                                            ----------

Diversified (2.1%)

Aeroquip-Vickers Inc.                         18,200           734,825

Amway Asia Pacific Ltd.                        2,900           121,800

ITT Industries, Inc.                           5,900           148,975

Robbins & Myers, Inc.                         15,900           437,250

Rohm & Haas Co.                               30,900         2,572,425

Ruddick Corp.                                 16,300           244,500

Textron, Inc.                                 26,800         2,984,850

U.S. Industries, Inc.+                        21,900           791,138

VF Corp.                                      21,700         1,565,113
                                                            ----------

                                                             9,600,876
                                                            ----------

Electrical and Electronics (4.2%)

ADT Ltd.+                                     13,200           361,350

Cymer, Inc.+                                   3,270           134,479

Dynatech Corp.+                               36,100         1,254,475

Integrated Packaging
   Assembly Corp.+                               900             3,825

Intel Corp.                                   73,700        11,285,312

Seagate
   Technology, Inc.+                          88,500         4,059,937

Standard Microsystems
   Corp.+                                     19,000           162,688

Symbol
   Technologies, Inc.                         23,850           772,144


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Electrical and Electronics (continued)

Veeco Instruments, Inc.+                       2,000       $    62,500

Waters Corp.+                                 44,700         1,324,238
                                                            ----------

                                                            19,420,948
                                                            ----------

Electrical Equipment (1.4%)

Berg Electronics Corp.+                        9,100           273,000

Cellstar Corp.+                               12,200           292,800

Micron
   Electronics, Inc.+                         49,800         1,014,675

SCI Systems, Inc.+                             9,200           568,100

Tektronix, Inc.                               78,700         4,259,637
                                                            ----------

                                                             6,408,212
                                                            ----------

Financial Services (4.3%)

Ahmanson (H. F.) & Co.                       128,300         4,891,437

AmeriCredit Corp.+                            61,100           878,313

Bankers Trust New York
   Corp.                                      16,200         1,318,275

Bear Stearns Co., Inc.                        41,370         1,261,785

ContiFinancial Corp.+                          3,600           103,500

Donaldson, Lufkin &
   Jenrette, Inc.                             10,100           435,563

E Trade Group Inc.+                            3,700            55,500

FIRSTPLUS Financial
   Group, Inc.+                               42,800           946,950

Lehman Brothers
   Holdings, Inc.                             75,600         2,560,950

Matrix Capital Corp.+                          5,300            60,288

Nationwide Financial
   Services, Inc.,
   Class A+                                    2,800            74,200


48 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Financial Services (continued)

North American Mortgage
   Co.                                        34,900       $   632,563

Paine Webber Group, Inc.                      30,300         1,030,200

PHH Corp.                                      8,000           388,000

RCSB Financial, Inc.                          36,100         1,073,975

SunAmerica, Inc.                               4,300           197,800

Travelers Group, Inc.                         70,373         3,896,904
                                                            ----------

                                                            19,806,203
                                                            ----------

Foods and Beverages (3.5%)

Coca-Cola Co.                                 80,400         5,115,449

General Mills, Inc.                              570            35,340

Interstate
   Bakeries Corp.                             18,100           938,938

Kroger Co. (The)+                            153,000         4,207,499

Ralcorp Holdings, Inc.                         3,500            35,875

Riser Foods, Inc.,
   Class A                                    49,700         1,720,863

Sara Lee Corp.                                98,900         4,153,799
                                                            ----------

                                                            16,207,763
                                                            ----------

Health Services (3.5%)

Beverly Enterprises+                         197,200         2,859,400

Columbia/HCA Healthcare
   Corp.                                     104,400         3,653,999

Curative Health
   Services, Inc.+                            22,600           533,925

FPA Medical Management,
   Inc.+                                      71,800         1,166,750

Health Management
   Associates, Inc.+                          17,200           460,100

Invacare Corp.                                 3,800            75,525


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Health Services (continued)

Lincare Holdings, Inc.+                       20,500       $   804,625

MedPartners, Inc.+                             9,100           166,075

Oxford Health
   Plans, Inc.+                               17,200         1,133,050

RoTech Medical Corp.+                         64,800         1,020,600

Sunrise Assisted
   Living, Inc.+                               1,000            24,125

Tenet Healthcare Corp.+                      106,500         2,769,000

Trigon Healthcare, Inc.+                      10,500           199,500

Vencor, Inc.+                                 15,200           632,700

Wellpoint Health
   Networks, Inc.+                            15,200           642,200
                                                            ----------

                                                            16,141,574
                                                            ----------

Home Furnishings and Appliances (0.6%)

Ethan Allen
   Interiors, Inc.                            23,600         1,044,300

O' Sullivan Industries
   Holdings, Inc.+                            88,000         1,188,000

Rowe Furniture Corp.                          11,600            84,100

Stanley Furniture
   Co., Inc.+                                  9,100           182,000

Sunbeam Corp.                                  2,500            79,375
                                                            ----------

                                                             2,577,775
                                                            ----------

Hotels and Restaurants (0.9%)

Foodmaker, Inc.+                              27,300           296,888

HFS, Inc.+                                    48,700         2,885,475

Interstate Hotels Co.+                           700            17,588

Promus Hotel Corp.+                           11,500           405,375

Red Roof Inns, Inc.+                          34,600           531,975
                                                            ----------

                                                             4,137,301
                                                            ----------


                                        Aetna Mutual Funds Semi-Annual Report 49

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Insurance (2.4%)

AMBAC, Inc.                                   13,100       $   848,225

Equitable Co., Inc.                           65,000         1,901,250

Everest Re
   Holdings, Inc.                             14,300           411,125

Guarantee Life
   Companies, Inc.                            15,000           283,125

IPC Holdings Ltd                              11,900           273,700

ITT Hartford Group, Inc.                      57,600         4,291,199

Mutual Risk Management
   Ltd.                                        7,866           289,076

Orion Capital Corp.                            6,000           375,750

Reliance Group
   Holdings, Inc.                             87,800           976,775

Torchmark Corp.                               18,200         1,130,675
                                                            ----------

                                                            10,780,900
                                                            ----------

Machinery and Equipment (1.6%)

Case Corp.                                    25,300         1,400,988

Caterpillar, Inc.                              8,200           729,800

Danaher Corp.                                 13,100           591,138

Harnischfeger
   Industries, Inc.                           56,400         2,347,650

Parker-Hannifin Corp.                         21,700         1,079,575

Terex Corp.+                                  16,700           248,413

The Manitowoc Co., Inc.                       25,700         1,040,850

U.S. Rentals, Inc.+                            5,000            95,000
                                                            ----------

                                                             7,533,414
                                                            ----------

Media and Entertainment (2.9%)

Allen Telecom Inc.+                            3,700            63,825


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Media and Entertainment (continued)

BHC Communication, Inc.                        1,700       $   183,388

Callaway Golf Co.                             17,600           525,800

Carmike Cinemas,
   Class A+                                   31,900           988,900

Cox Radio Inc., Class A+                      49,900         1,010,475

Heritage Media Corp.,
   Class A+                                    1,000            18,250

Jones Intercable, Inc.+                          900             7,763

King World
   Production, Inc.                           65,800         2,401,700

Regal Cinemas, Inc.+                          48,400         1,318,900

Walt Disney Co.                               84,300         6,912,599
                                                            ----------

                                                            13,431,600
                                                            ----------

Medical Supplies (2.0%)

American Home
   Products Corp.                             71,800         4,756,749

Biomet, Inc.+                                 18,600           282,488

Hillenbrand
   Industries, Inc.                            4,000           172,000

US Surgical Corp.                             86,700         2,969,475

Vivus, Inc.+                                  24,400           901,275
                                                            ----------

                                                             9,081,987
                                                            ----------

Metals and Mining (2.1%)

AK Steel Holding Corp.                         3,600           130,500

Alumax, Inc.+                                  2,700            98,550

Asarco, Inc.                                  85,600         2,439,600

Mueller
   Industries, Inc.+                           4,900           183,750

Phelps Dodge Corp.                            24,600         1,888,050


50 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Metals and Mining (continued)

RMI Titanium Co.+                             49,800       $ 1,064,475

Special Metals Corp.+                          3,700            52,263

Timken Co.                                    51,400         2,987,625

Titanium Metals Corp.+
                                              23,000           595,125
                                                            ----------

                                                             9,439,938
                                                            ----------

Oil and Gas (7.8%)

Apache Corp.                                  23,300           792,200

Clayton Williams
   Energy, Inc.+                              36,800           450,800

Columbia Gas
   System, Inc.                               47,300         2,926,688

Cross Timbers Oil Co.                          4,819            74,695


Helmerich & Payne, Inc.                       55,400         2,645,350


Kerr-Mcgee Corp.                              47,400         2,861,775

Mobil Corp.                                   13,700         1,781,000

National Fuel Gas Co.                         22,800           949,050


Occidental
   Petroleum Corp.                           131,200         2,902,800

Oneok, Inc.                                   20,600           612,850

Oryx Energy Co.+                             139,800         2,796,000

Parker & Parsley
   Petroleum Co.                              28,900           953,700

Phillips Petroleum Co.                        94,400         3,716,999


Tesoro Petroleum Corp.+                        9,100            97,825



                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Oil and Gas (continued)

Texaco, Inc.                                  30,800       $ 3,249,399

Tidewater, Inc.                               50,200         2,014,275

Transocean
   Offshore, Inc.                              3,800           230,375

Union Texas Petroleum
   Holdings, Inc.                              2,300            43,413


Unocal Corp.                                  27,100         1,033,188

USX-Marathon Group                           110,100         3,041,513


Western Atlas, Inc.+                          45,400         2,814,800
                                                            ----------

                                                            35,988,695
                                                            ----------

Paper and Containers (0.2%)

Fort Howard Corp.+                            30,700         1,057,231
                                                            ----------

Pharmaceuticals (4.5%)

Agouron
   Pharmaceuticals,
   Inc.+                                       6,500           416,000

Bristol-Myers Squibb Co.                     133,800         8,763,899


Cardinal Health Inc.                          21,500         1,144,875

Dura Pharmaceuticals,
   Inc.+                                      29,300           849,700


Eli Lilly & Co.++                              3,500           307,563

Medicis Pharmaceutical
   Corp.+                                     36,700           899,150


Merck & Co., Inc.                             45,200         4,090,599

Schering Plough                               52,500         4,199,999
                                                            ----------

                                                            20,671,785
                                                            ----------


                                        Aetna Mutual Funds Semi-Annual Report 51

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Printing and Publishing (2.2%)

Bowne & Co., Inc.                             39,200       $ 1,038,800

Central Newspapers,
   Inc., Class A                              20,200         1,088,275

Gannett Co., Inc.                             41,000         3,577,249

Lexmark International
   Group, Inc.+                               35,300           820,725

McClatchy Newspapers,
   Inc.                                       10,425           261,928

New York Times Co.                            68,800         2,975,600

Washington Post Co.                              800           287,400
                                                            ----------

                                                            10,049,977
                                                            ----------

Real Estate Investment Trusts (2.6%)

Ambassador
   Apartments, Inc.                            3,100            75,563

American General
   Hospitality Corp.                           4,200           103,425

American Health
   Properties, Inc.                            3,800            89,300

AMLI Residential
   Properities Trust                           4,300            95,138

Apartment Investment &
   Management Co.                             10,800           299,700

Arden Realty Group, Inc.                       7,500           186,563

Bay Apartment
   Communities, Inc.                           1,400            46,900

Brandywine Realty Trust                        3,000            56,625

CALI Realty Corp.                              8,700           256,650

Camden Property Trust                          1,400            38,150

Capstone Capital
   Trust, Inc.                                 3,400            76,500


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Real Estate Investment Trusts (continued)

Carr Realty Corp.                              6,700       $   186,763

CBL & Associates
   Properties, Inc.                            8,400           198,450

Colonial
   Properties Trust                           10,600           300,775

Cornerstone
   Properties, Inc.                            2,300            33,638

Crescent Real Estate
   Equities, Inc.                             28,600           750,750

Criimi Mae, Inc.                               6,400           100,000

Crown America
   Realty Trust                               16,800           128,100

Developers Diversified
   Realty Corp.                               19,600           722,750

Duke Realty
   Investments, Inc.                          17,200           632,100

Eastgroup Properties                           2,550            45,263

Equity Residential
   Properties Trust                           10,800           472,500

Essex Property
   Trust, Inc.                                 6,200           181,350

Evans Withycombe
   Residential, Inc.                           3,400            67,150

Fairfield
   Communities, Inc.+                          8,100           210,600

Glenborough Realty
   Trust, Inc.                                 8,300           163,925

Healthcare Realty
   Trust, Inc.                                 6,600           170,775

Innkeepers USA Trust                           7,500           105,000

JDN Realty Corp.                               9,600           268,800

Kimco Realty Corp.                            19,050           592,931

Liberty Property Trust                         3,400            82,025

LTC Properties, Inc.                           3,800            63,650


52 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Real Estate Investment Trusts (continued)

Manufactured Home
   Communities, Inc.                           1,700       $    35,700

MGI Properties, Inc.                           4,600            95,450

Mills Corp.                                    2,200            55,275

National Health
   Investors, Inc.                             7,400           275,650

Oasis Residential, Inc.                       18,600           413,850

OMEGA Healthcare
   Investors, Inc.                             3,200            98,000

Patriot American
   Hospitality, Inc.                           2,400            51,600

Post Properties, Inc.                          2,300            89,125

Prime Retail, Inc.                            11,900           144,288

Public Storage, Inc.                          22,100           593,938

Ramco-Gerhenson
   Properties                                  1,225            21,131

Regency Realty Corp.                           4,400           114,400

Rouse Co.                                      3,400            92,225

Security Capital
   Industrial Trust                           16,100           324,013

Simon Debartolo Group,
   Inc.                                       18,608           532,654

Smith (Charles E.)
   Residential
   Realty Co.                                  2,400            65,100

Spieker Properties, Inc.                      15,000           523,125

Starwood Lodging Trust                        15,900           612,150

Tanger Factory Outlet
   Centers, Inc.                               7,100           177,500


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Real Estate Investment Trusts (continued)

United Dominion Realty
   Trust, Inc.                                31,930       $   439,038

Universal Health Realty
   Income Trust                                2,100            39,900

Walden Residential
   Properties, Inc.                           11,400           250,800

Weingarten Realty
   Investors                                   4,000           170,500
                                                            ----------

                                                            12,017,221
                                                            ----------

Retail (4.8%)

Ames Department Stores,
   Inc.+                                     117,800           824,600

Barnes & Noble Inc.+                           3,700           138,750

Carson Pirie
   Scott & Co.+                               35,700         1,062,075

Costco Companies, Inc.+                      152,000         4,388,999

CVS Corp.                                      4,000           198,500

Footstar, Inc.+                                3,478            72,169

Hasbro, Inc.                                   3,300            82,500

Land's End, Inc.+                              3,800           101,650

Lowe's Companies, Inc.                           700            26,600

May Department
   Stores Co.                                  5,400           249,750

Officemax, Inc.+                               7,000            86,625

Pacific Sunwear of
   California+                                34,450         1,076,563

Payless
   ShoeSource, Inc.+                           3,476           147,730

Ross Stores, Inc.                            125,700         3,535,312

Saks Holdings, Inc.+                           3,200            61,200

Talbots, Inc.                                  3,500            94,500


                                        Aetna Mutual Funds Semi-Annual Report 53

Portfolio of Investments
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Retail (continued)

Tandy Corp.                                    8,800       $   460,900

TJX Companies, Inc.                           79,700         3,765,824

Urban Shopping Centers,
   Inc.                                       14,500           409,625

Washington Mutual, Inc.                       14,200           701,125

Wet Seal, Inc.+                               44,200         1,093,950

Williams-Sonoma, Inc.+                        34,900         1,081,900

Woolworth Corp.+                             119,200         2,562,800
                                                            ----------

                                                            22,223,647
                                                            ----------

Telecommunications (0.3%)

360 Communications
   Co.+                                            1                17

Aspect
   Telecommunications
   Corp.                                       7,202           127,836

MasTec, Inc.+                                 35,200         1,020,800

Teleport Communications
   Group, Inc.+                                4,700           133,950

U.S. Long Distance
   Corp.+                                      8,600           104,275
                                                            ----------

                                                             1,386,878
                                                            ----------

Transportation (2.4%)

Amerus Life Holdings,
   Inc., Class A                               1,800            41,400

AMR Corp.+                                    10,100           940,563

CNF Transportation, Inc.                      87,900         2,615,025

Comair Holdings, Inc.                          8,825           186,428

Continental Airlines,
   Inc., Class B+                             28,900           917,575


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Transportation (continued)

Delta Air Lines, Inc.                         34,400       $ 3,169,100

Eagle USA
   Airfreight, Inc.+                           1,400            28,000

Team Rental Group+                             2,900            65,250

Trico Marine
   Services, Inc.+                            40,900         1,451,950

UAL Corp.+                                    16,400         1,219,750

US Xpress
   Enterprises, Inc.+                          8,900           133,500
                                                            ----------

                                                            10,768,541
                                                            ----------

Utilities - Electric (2.7%)

Entergy Corp.                                136,900         3,200,037

GPU, Inc.                                     85,200         2,747,700

Long Island
   Lighting Corp.                             35,100           802,913

Montana Power Co.                             10,000           221,250

Nevada Power Co.                              44,200           884,000

Ohio Edison Co.                               28,200           564,000

PP&L Resources, Inc.                          10,000           196,250

Public Service Co. of
   New Mexico                                 46,000           764,750

Texas Utilities Co.                           88,600         2,990,250

TNP Enterprises, Inc.                         10,600           222,600
                                                            ----------

                                                            12,593,750
                                                            ----------

Utilities - Oil and Gas (0.6%)

Coastal Corp. (The)                           44,100         2,094,750

UtiliCorp United, Inc.                        23,500           611,000
                                                            ----------

                                                             2,705,750
                                                            ----------

Utilities - Telephone (2.9%)

Aerial Communications,
   Inc.+                                      16,100            78,488

Bell Atlantic Corp.                           61,800         4,186,949


54 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Utilities - Telephone (continued)

Century Telephone
   Enterprises                                 6,100      $    182,238

NYNEX Corp.                                  105,100         5,438,924

U. S. West
   Communications Group                      102,800         3,610,849
                                                            ----------

                                                            13,497,448
                                                            ----------

Total United States                                        394,154,289
                                                            ----------

Foreign Common Stocks (5.2%)

Argentina (0.1%)

Banco Frances del Rio
   de la Plata SA
   (Banks) +                                   8,350           253,631
                                                            ----------

Australia (0.1%)

Goodman Fielder Ltd.
   (Foods and
   Beverages)                                180,000           236,367

Reinsurance Australia
   Corp. Ltd.
   (Insurance)                                80,000           247,622
                                                            ----------

Total Australia                                                483,989
                                                            ----------

Austria (0.1%)

Oesterreichische
   Elektrizitaetswirtschafts-AG
   (Utilities -
   Electric) +                                 1,200            83,795

Strabag Oesterreich AG
   (Building Materials
   and Construction)+                            420            26,535

VA Technologie AG
   (Commercial
   Services) +                                 2,500           388,327
                                                            ----------

Total Austria                                                  498,657
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Belgium (0.1%)

CMB, NPV (Building
   Materials and
   Construction) +                             2,000      $    143,337

G.I.B. Holdings Ltd.
   (Retail) +                                  8,100           351,484
                                                            ----------

Total Belgium                                                  494,821
                                                            ----------

Brazil (0.1%)

Companhia Energetica de
   Minas Gerais
   (Utilities -
   Electric) +                                 5,000           226,250

Telecomunicacoes
   Brasileiras SA
   (Utilities -
   Telephone) +                                3,500           401,625
                                                            ----------

Total Brazil                                                   627,875
                                                            ----------

Canada (0.2%)

Anderson Exploration
   Ltd. (Oil and Gas) +                       22,500           259,982

Canadian National
   Railway Co.
   (Transportation)                            7,000           269,055

Petro-Canada (Oil and
   Gas)                                       16,700           272,420
                                                            ----------

Total Canada                                                   801,457
                                                            ----------

Chile (0.0%)

Embotelladora Andina
   ADR, Class A
   (Consumer Products)                         3,000            60,000

Embotelladora Andina
   ADR, Class B
   (Consumer Products)                         3,000            58,875
                                                            ----------

Total Chile                                                    118,875
                                                            ----------


                                        Aetna Mutual Funds Semi-Annual Report 55

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Denmark (0.1%)

ISS International
   Service System AS
   (Diversified) +                            13,800        $  408,271

Novo-Nordisk AS
   (Pharmaceuticals)                           2,800           276,975
                                                            ----------

Total Denmark                                                  685,246
                                                            ----------

Finland (0.1%)

Huhtamaki Group
   (Diversified) +                             3,500           151,673

Kesko (Retail)                                10,000           139,134

The Rauma Group (Paper
   and Containers)                               222             4,565

UPM-Kymmene Corp.
   (Paper and
   Containers)                                 8,000           182,949
                                                            ----------

Total Finland                                                  478,321
                                                            ----------

France (0.3%)

Alcatel Alsthom
   (Utilities -
   Telephone) +                                2,600           289,118

Credit Local de France
   (Financial Services) +                      2,500           231,308

Elf Aquitaine SA
   (Oil and Gas) +                             1,500           145,467

Schneider SA (Machinery
   and Equipment) +                            4,400           248,031

Scor SA
   (Insurance) +                               6,000           234,392

Union des Assurances
   Federales
   (Insurance) +                               2,200           261,978
                                                            ----------

Total France                                                 1,410,294
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Germany (0.5%)

Adidas AG (Home
   Furnishings and
   Appliances) +                               3,000        $  310,972

Deutsche Pfandbrief &
   Hypothekenbank AG
   (Banks) +                                   5,100           276,254

GEA AG (Machinery and
   Equipment) +                                  650           228,970

Henkel KGAA (Consumer
   Products)                                   3,000           162,503

KSB AG (Machinery and
   Equipment) +                                  500            98,171

Mannesmann AG
   (Machinery and
   Equipment) +                                  400           157,351

Metro AG (Retail) +                            3,000           292,435

Schering AG
   (Pharmaceuticals)+                          2,000           191,723

Viag AG (Diversified) +                          400           178,325

Volkswagen AG (Autos
   and Auto Equipment) +                         750           475,554
                                                            ----------

Total Germany                                                2,372,258
                                                            ----------

Hong Kong (0.1%)

China Overseas Land &
   Investment (Consumer
   Products) +                               200,000           112,954

HSBC Holdings Plc
   (Banks)                                    10,678           270,171
                                                            ----------

Total Hong Kong                                                383,125
                                                            ----------


56 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Indonesia (0.0%)

PT Pasifik Satelit
   Nusantara ADR
   (Telecommunications) +                      2,400        $   24,000

PT Semen Gresik
   (Building Materials
   and Construction) +                        50,000           121,914
                                                            ----------

Total Indonesia                                                145,914
                                                            ----------

Ireland (0.1%)

Adare Printing Group
   Plc (Printing and
   Publishing)                                15,000           141,938

Golden Vale Plc (Foods
   and Beverages)                            119,000           116,179

Irish Life Plc
   (Insurance)                                30,000           136,080

Waterford Wedgewood Plc
   (Home Furnishings
   and Appliances)                           156,301           187,810
                                                            ----------

Total Ireland                                                  582,007
                                                            ----------

Italy (0.2%)

Credito Italiano
   (Banks) +                                 235,000           329,463

Pirelli & Co. (Autos
   and Auto Equipment) +                     139,000           197,310

Stet Societa'
   Finanziaria
   Telefonica S.p.A
   (Telecommunications) +                     44,000           208,064
                                                            ----------

Total Italy                                                    734,837
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Japan (0.8%)

Bank of
   Tokyo-Mitsubishi
   (Banks)                                    15,000        $  237,570

Daiichi Pharmaceutical
   (Pharmaceuticals)                          20,000           321,488

DDI Corp. (Utilities -
   Telephone)                                     45           298,913

Exedy Corp. (Autos and
   Auto Equipment)                             9,000           106,375

Fuji Photo Film
   (Chemicals) +                               9,000           343,944

Fujitsu Denso
   (Diversified)                               3,000            90,773

Hitachi Koki
   (Electrical
   Equipment)                                 23,000           145,891

Ito-Yokado Co. Ltd.
   (Retail) +                                  4,000           191,947

Matsushita Electric
   Industrial Co. Ltd.
   (Electrical and
   Electronics)                               18,000           287,921

Mitsubishi Heavy
   Industries Ltd.
   (Aerospace and
   Defense)                                   30,000           198,093

NAMCO (Media and
   Entertainment)                              5,000           146,561

Nishimatsu Construction
   (Building Materials
   and Construction)                          17,000            95,777

NTT Data Communications
   Systems Co.
   (Computer Software)                           100           292,333


                                        Aetna Mutual Funds Semi-Annual Report 57

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Japan (continued)

Sony Corp. (Electrical
   and Electronics)                            4,000        $  291,230

Takara Standard
   (Building Materials
   and Construction)                          30,000           226,932

West Japan Railway
   (Transportation)                               70           231,660
                                                            ----------

Total Japan                                                  3,507,408
                                                            ----------

Malaysia (0.1%)

Leader Universal
   Holdings Bhd
   (Diversified) +                            95,000           189,244

MBF Capital Bhd
   (Financial Services) +                     95,000           140,798
                                                            ----------

Total Malaysia                                                 330,042
                                                            ----------

Mexico (0.2%)

ALFA, SA de C.V.
   (Diversified) +                            61,658           333,002

Panamerican Beverages,
   Inc. (Foods and
   Beverages)                                 16,000           464,000

Tubos de Acero de
   Mexico SA (Metals
   and Mining) +                               5,000            81,875
                                                            ----------

Total Mexico                                                   878,877
                                                            ----------

Netherlands (0.3%)

DSM NV (Chemicals) +                           1,500           149,376

Fortis Amev NV
   (Financial Services) +                      7,696           290,362


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Netherlands (continued)

Getronics NV (Computers
   and Office
   Equipment)                                 13,072        $  395,896

ING Groep NV (Banks) +                         5,357           210,363

Philips Electronics NV
   (Electrical and
   Electronics)                                6,200           323,668
                                                            ----------

Total Netherlands                                            1,369,665
                                                            ----------

Norway (0.3%)

Den Norske Bank ASA
   (Banks)++                                  70,550           254,625

Kvaerner ASA
   (Transportation) +                          5,000           248,568

Merkantildata ASA
   (Computer Software) +                      18,000           328,615

SAS Norge ASA B
   (Transportation) +                          8,000            80,890

Schibsted ASA (Printing
   and Publishing) +,++                       17,400           300,556
                                                            ----------

Total Norway                                                 1,213,254
                                                            ----------

Philippines (0.0%)

Ayala Land, Inc. (Real
   Estate Investment
   Trusts)                                   187,500           135,097
                                                            ----------

Singapore (0.2%)

Development Bank of
   Singapore Ltd.
   (Banks) +                                  24,000           285,414

NatSteel Ltd. (Metals
   and Mining) +                              90,000           243,929
                                                            ----------

Total Singapore                                                710,447
                                                            ----------


58 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

South Korea (0.0%)

Korea Electric Power
   Corp. (Utilities -
   Electric)                                   7,000        $  119,000
                                                            ----------

Spain (0.1%)

Cubiertas y Mzov SA
   (Building Materials
   and Construction)                           3,750           379,685

Hidroelectrica del
   Cantabrico, SA
   (Utilities -
   Electric)                                   6,700           233,921
                                                            ----------

Total Spain                                                    613,606
                                                            ----------

Sweden (0.2%)

Enator AB (Commercial
   Services)                                  16,200           326,251

Frontec AB (Computer
   Software) +                                22,000           168,250

Skandinaviska Enskilda
   Banken (Banks)                             34,000           346,696

Volvo AB (Autos and
   Auto Equipment)                            10,300           259,289
                                                            ----------

Total Sweden                                                 1,100,486
                                                            ----------

Switzerland (0.3%)

Georg Fischer AG
   (Machinery and
   Equipment)                                    150           181,209

Novartis AG Registered
   Shs (Health
   Services)                                     330           434,942

Roche Holding AG
   (Pharmaceuticals)+                             35           295,737

SMH AG (Health
   Services) +                                 1,800           238,219
                                                            ----------

Total Switzerland                                            1,150,107
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Taiwan (0.0%)

China Steel Corp., ADR
   (Metals and Mining)++                      10,000        $  224,750
                                                            ----------

United Kingdom (0.6%)

Bank of Scotland
   (Banks) +                                  49,196           295,354

Barclays Plc (Financial
   Services)                                  10,000           186,274

British
   Telecommunications
   Plc (Utilities -
   Telephone)                                 36,600           268,727

Cadbury Schweppes Plc
   (Foods and
   Beverages)                                 20,000           166,641

Glaxo Wellcome Plc
   (Pharmaceuticals)                          14,000           275,664

Granada Group Plc
   (Diversified)                              20,980           302,975

Iona Technologies Plc,
   ADR (Consumer
   Products) +                                 8,000           116,000

Ladbroke Group Plc
   (Media and
   Entertainment)                             39,176           147,158

National Power Plc
   (Utilities -
   Electric)                                   7,150           250,250

Pearson Plc (Printing
   and Publishing)                            23,000           264,411

Shell Transport &
   Trading Co.
   (Oil and Gas)                              15,700           277,676
                                                            ----------

Total United Kingdom                                         2,551,130
                                                            ----------


                                        Aetna Mutual Funds Semi-Annual Report 59

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Venezuela (0.0%)

Compania Anonima
   Nacional Telefonos
   de Venezuela
   (Utilities -
   Telephone) +                                5,000        $  150,000
                                                            ----------

Total Foreign Common Stocks                                 24,125,176
                                                            ----------

Total Common Stocks
   (cost $365,654,898)                                     418,279,465
                                                            ----------

Preferred Stocks (0.2%)

United States (0.2%)

AMC Entertainment
   (Media and
   Entertainment) +                            1,250            42,813

Case Corp. (Machinery
   and Equipment) + ++                            800           106,900

Corning Delaware L.P.
   (Foods and
   Beverages) +                                1,100            83,600

Cyprus Amax Minerals
   Co. (Metals and
   Mining)                                     2,900           154,425

Freeport McMoRan, Inc.
   (Metals and Mining) +                       2,000            56,000

International Paper Co.
   (Paper and
   Containers) + ++                               700            33,250

Sea Containers Ltd.
   (Diversified) +                             1,500            69,750

Tanger Factory Outlet
   Centers, Inc.
   (Retail) +                                  4,200            99,750

Union Planters Co.
   (Foods and
   Beverages) +                                1,400            77,350


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

United States (continued)

Valero Energy Corp.
   (Utilities - Oil and
   Gas) +                                      2,800        $  182,000

William Cos., Inc.
   (Commercial
   Services) +                                 2,100           219,450
                                                            ----------

Total Preferred Stocks
   (cost $891,761)                                           1,125,288
                                                            ----------

                                            Principal        Market
                                             Amount          Value
                                            ---------        ------

Long-Term Bonds and Notes (1.6%)

Corporate and Convertible Bonds (1.6%)

Agnico-Eagle Mines
   Ltd., 3.50%, 01/27/04                  $  100,000        $   77,153

Altera Corp. 144A,
   5.75%, 06/15/02++                          70,000           137,550

Alza Corp., 4.641% ++++,
   07/14/14                                  140,000            61,425

Alza Corp., 5.00%,
   05/01/06                                   70,000            69,825

Automatic Data
   Processing, Inc.,
   5.297%++++, 02/20/12                      200,000           117,101

Baker Hughes, Inc.,
   4.615%++++, 05/05/08                      525,000           380,060

Bindley Western, 6.50%,
   10/01/02                                   70,000            74,900

Boston Chicken, Inc.,
   6.415%++++, 06/01/15                      270,000            66,825

Career Horizons, Inc.,
   7.00%, 11/01/02                            70,000           118,300


Cityscape Financial
   Corp., 6.00%,
   05/01/06++                                 90,000            61,200


60 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Principal        Market
                                             Amount          Value
                                            ---------        ------

Corporate and Convertible Bonds (continued)

Comverse Technology
   Inc., 5.75%,
   10/01/06++                             $  400,000        $  427,000

Consolidated Natural
   Gas Co., 7.25%,
   12/15/15                                   50,000            52,688

Continental Airlines,
   Inc., 6.75%,
   04/15/06++                                140,000           170,625

Continental Homes
   Holding Corp.,
   6.875%, 11/01/02                           50,000            46,688

Costco Wholesale, Inc.,
   5.75%, 05/15/02                           175,000           171,063

EMC Corp.
   Massachusetts,
   Subordinated Note,
   3.25%, 03/15/02++                         420,000           435,225

Fpa Medical Management,
   6.50%, 12/15/01                           140,000           131,600

Fremont General Corp.,
   6.025%++++, 10/12/13                      370,000           205,350

Home Depot, Inc.,
   3.25%, 10/01/01                            70,000            71,400

Integrated Health
   Services, 5.75%,
   01/01/01                                   70,000            76,475

Marriott International,
   Inc., 4.245%++++,
   03/25/11++                                270,000           151,200

NAC Re Corp., 5.25%,
   12/15/02++                                 70,000            69,650

National Semiconductor
   Corp., 6.50%,
   10/01/02++                                350,000           341,688


                                            Principal        Market
                                             Amount          Value
                                            ---------        ------

 Corporate and Convertible Bonds (continued)

 Office Depot, Inc.,
    2.382%++++, 12/11/07                  $  100,000        $   61,000

 Ogden Corp., 6.00%,
    06/01/02                                  25,000            24,063

 Oryx Energy Co., 7.50%,
    05/15/14                                  50,000            47,844

 Pennzoil Co., 6.50%,
    01/15/03                                  35,000            56,219

 Phymatrix Corp., 6.75%,
    06/15/03                                 200,000           164,000

 Phycor Inc., 4.50%,
    02/15/03                                 105,000            97,256

 Pioneer Financial
    Services, 6.50%,
    04/01/03                                 105,000           152,119

 Pogo Producing, 5.50%,
    03/15/04                                  70,000           115,500

 Potomac Electric Power,
    7.00%, 01/15/18                          250,000           254,063

 Prime Hospitality
    Corp., 7.00%,
    04/15/02                                  55,000            79,406

 Proffitt's, Inc.,
    4.75%, 11/01/03                          285,000           288,919

 Richey Electronics,
    Inc., 7.00%,
    03/01/06++                               141,000           141,176

 Rite Aid Corp., 6.82%,
    07/24/06                                 800,000           572,000

 Rotech Medical Corp.,
    5.25%, 06/01/03++                        245,000           210,394

 SCI Systems, Inc.,
    5.00%, 05/01/06++                         55,000            74,456

 Salomon Inc., 6.25%,
    02/01/01                                   5,200           291,200


                                        Aetna Mutual Funds Semi-Annual Report 61

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth and Income (continued)
--------------------------------------------------------------------------------

                                            Principal        Market
                                             Amount          Value
                                            ---------        ------

Corporate and Convertible Bonds (continued)

Sanmina Corp., 5.50%,
   08/15/02++                            $    70,000      $    129,850

Sholodge Inc., 7.50%,
   05/01/04                                  118,000           104,430

Theratx Inc., 8.00%,
   02/01/02                                  150,000           145,125

Thermo Instrument
   System, 4.50%,
   10/15/03++                                 70,000            67,900

US Cellular Corp.,
   5.92%++, 06/15/15                         175,000            58,406

U.S. Filter Corp.,
   6.00%, 09/15/05                           235,000           391,275

US Office Products Co.,
   5.50%, 02/01/01                            70,000            76,125

Veterinary Centers of
   America, 5.25%,
   05/01/06++                                 35,000            23,450

Wellsford Residential
   Properties, 7.00%,
   11/01/98                                    2,100            51,188

Apache Corp., 6.00%,
   01/15/02                                   30,000            36,113

Checkpoint Systems,
   Inc., 5.25%, 11/01/05                      88,000            81,400
                                                            ----------

Total Long-Term Bonds and Notes
   (cost $6,869,797)                                         7,309,868
                                                            ----------

Short-Term Investments (5.5%)

Associates Corp. of
   North America, Comm.
   Paper, 5.68%,
   05/01/97                               14,602,000        14,602,000

Houston Lighting &
   Power, Comm. Paper,
   5.75%, 05/05/97++
                                           4,000,000         3,997,444


                                            Principal        Market
                                             Amount          Value
                                            ---------        ------

Short-Term Investments (continued)

U.S. Treasury Bill,
    Time Deposit, 5.08%,
    08/21/97+++                          $ 2,910,000      $  2,861,840

Whirlpool Financial
    Corp., Comm. Paper,
    5.75%, 05/05/97                        4,000,000         3,997,444
                                                            ----------

Total Short-Term Investments
    (cost $25,460,899)                                      25,458,728
                                                            ----------
TOTAL INVESTMENTS
(cost $398,877,355)(a)                                     452,173,349

 Other assets less
    liabilities                                              7,958,775
                                                            ----------
                                                          ------------
 Total Net Assets                                         $460,132,124
                                                          ------------
Notes to Portfolio of Investments


 (a)The cost of investments for federal income tax purposes amount to $399,447,142. Unrealized gains and losses, based on identified tax cost at April 30, 1997, are as follows:


 Unrealized gains ...................... $    66,058,719

 Unrealized losses .....................     (13,332,512)
                                         ----------------

        Net unrealized gain ............ $    52,726,207
                                         ================

+ Non-income producing security.
++ Security pledged to cover collateral requirements on call options written at
   April 30, 1997.
+++ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1997.
++ Restricted security.
++++ Effective interest rate.

 Category percentages are based on net assets.


62 See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Information concerning open futures contracts at April 30, 1997 is shown below:

                             No. of      Initial      Expiration    Unrealized
                            Contracts     Value          Date       Gain/(Loss)
                            ---------   -----------   ----------   ------------

Long Contracts

FT-SE 100 Index Future          2       $   346,749     June 97    $   13,670

S&P 500 Index Future            4         1,602,115     June 97         3,485

Russell 2000 Index Future       3           523,759     June 97        (6,409)
                                        -----------                -----------

                                        $ 2,472,623                $   10,746
                                        ===========                ===========


Information concerning options written at April 30, 1997 is shown below:

                             No. of        Exercise     Expiration      Market
                            Contracts        Price         Date         Value
                            ---------   --------------  ----------   -----------

Call Options

Eli Lilly & Co.                35          $85           May 97      $  (13,343)
                                                                     ===========


                                        Aetna Mutual Funds Semi-Annual Report 63

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Common Stocks (93.1%)

Aerospace and Defense (7.8%)

Boeing Co.                                    20,000        $1,972,500

General Motors, Class H                       30,000         1,612,500

United Technologies Corp.                     20,000         1,512,500
                                                            ----------

                                                             5,097,500
                                                            ----------

Agriculture (2.6%)

Delta & Pine Land Co.                         66,666         1,666,650
                                                            ----------

Apparel (1.6%)

Nike, Inc., Class B                           19,000         1,068,750
                                                            ----------

Autos and Auto Equipment (2.4%)

Ford Motor Co.                                45,000         1,563,750
                                                            ----------

Banks (2.6%)

Wells Fargo & Co.                              6,333         1,689,328
                                                            ----------

Chemicals (2.3%)

Monsanto Co.                                  35,000         1,496,250
                                                            ----------

Commercial Services (4.3%)

United Waste
   Systems, Inc.+                              3,000           101,250

US Filter Corp.+                              48,500         1,473,188

USA Waste Services, Inc.+                     37,000         1,211,750
                                                            ----------

                                                             2,786,188
                                                            ----------

Computer Software (6.5%)

Cadence Design
   Systems, Inc.+                             28,000           896,000

Cisco Systems, Inc.+                          16,000           828,000

Microsoft Corp.+                               7,500           911,250

National Data Corp.                           42,000         1,575,000
                                                            ----------

                                                             4,210,250
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Computers and Office Equipment (5.4%)

Adaptec, Inc.+                                25,000        $  925,000

HBO & Co.                                     28,000         1,498,000

Sun Microsystems, Inc.+                       38,000         1,094,875
                                                            ----------

                                                             3,517,875
                                                            ----------

Consumer Products (2.0%)

Gillette Co.                                  15,000         1,275,000
                                                            ----------

Diversified (3.1%)

Tyco International Ltd.                       33,000         2,013,000
                                                            ----------

Electrical and Electronics (5.3%)

Intel Corp.                                   15,000         2,296,874

Xilinx, Inc.+                                 23,000         1,127,000
                                                            ----------

                                                             3,423,874
                                                            ----------

Financial Services (14.9%)

Federal National Mortgage
   Association                                42,000         1,727,250

Franklin Resources, Inc.                      34,500         2,039,812

Green Tree Financial Corp.                    37,000         1,096,125


Money Store, Inc. (The)                       50,000         1,081,250

SunAmerica, Inc.                              39,600         1,821,600

Travelers Group, Inc.                         35,000         1,938,125
                                                            ----------

                                                             9,704,162
                                                            ----------

Foods and Beverages (2.6%)

Anheuser-Busch Co., Inc.                      40,000         1,715,000
                                                            ----------

Hotels and Restaurants (2.9%)

Hilton Hotels Corp.                           70,000         1,890,000
                                                            ----------

Machinery and Equipment (2.7%)

Caterpillar, Inc.                             20,000         1,780,000
                                                            ----------


64 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Oil and Gas (7.2%)

Burlington Resources, Inc.                    35,000       $ 1,483,125


Pennzoil Co.                                  25,000         1,231,250

Schlumberger Ltd.                             14,000         1,550,500

Tidewater, Inc.                               11,000           441,375
                                                            ----------

                                                             4,706,250
                                                            ----------

Pharmaceuticals (6.0%)

Bristol-Myers Squibb Co.                      23,500         1,539,250


Johnson & Johnson                             20,000         1,225,000

Merck & Co., Inc.                             12,600         1,140,300
                                                            ----------

                                                             3,904,550
                                                            ----------

Retail (5.0%)

Safeway, Inc.+                                33,000         1,472,625

TJX Companies, Inc.                           37,500         1,771,875
                                                            ----------

                                                             3,244,500
                                                            ----------

Transportation (3.8%)

Burlington Northern Santa
   Fe Corp.                                   17,500         1,378,125

UAL Corp.+                                    15,000         1,115,625
                                                            ----------

                                                             2,493,750
                                                            ----------

Utilities - Oil and Gas (2.1%)

Sonat, Inc.                                   23,500         1,342,438
                                                            ----------

Total Common Stocks
   (cost $52,884,474)                                       60,589,065
                                                            ----------


                                             Principal       Market
                                              Amount         Value
                                             ---------       ------

 Short-Term Investments (6.7%)

 Federal Home Loan Bank,
    Disc. Note, 5.28%,
    05/01/97                            $  4,355,000       $ 4,355,000

 Total Short-Term Investments
    (cost $4,355,000)                                        4,355,000
                                                            ----------
Total Investments
(cost $57,239,474) (a)
                                                            64,944,065

 Other assets less
    liabilities                                                129,342
                                                            ----------
                                                           -----------
 Total Net Assets                                          $65,073,407
                                                           -----------
Notes to Portfolio of Investments
(a) The cost of investments for federal income tax
   purposes amount to $57,222,628. Unrealized gains and
   losses, based on identified tax cost at April 30,
   1997, are as follows:
Unrealized gains ..................        $   9,392,966
Unrealized losses .................           (1,671,529)
                                           --------------
     Net unrealized gain ..........        $   7,721,437
                                           ==============

 +Non-income producing security.

 Category percentages are based on net assets.


See Notes to Financial Statements.      Aetna Mutual Funds Semi-Annual Report 65

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Index Plus
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Common Stocks (96.7%)

Aerospace and Defense (1.8%)

Boeing Co.                                       700        $   69,037

General Dynamics Corp.                           100             7,125

Lockheed Martin Corp.                            400            35,800

McDonnell-Douglas Corp.                          500            29,688

Northrop Grumman Corp.                           100             8,350

Raytheon Co.                                     300            13,088

United Technologies Corp.                        600            45,375
                                                            ----------

                                                               208,463
                                                            ----------

Agriculture (0.1%)

Pioneer Hi-Bred
   International, Inc.                           100             7,063
                                                            ----------

Apparel (0.8%)

Alberto-Culver Co.                               200             5,825

Fruit of the Loom, Inc.+                         200             7,200

Gap, Inc.                                        500            15,938

Liz Claiborne, Inc.                              200             9,050

Nike, Inc., Class B                              800            45,000

Reebok International Ltd.+                       100             3,825

Russell Corp.                                    100             2,775
                                                            ----------

                                                                89,613
                                                            ----------

Auto Parts and Accessories (0.4%)

Dana Corp.                                       200             6,375

Genuine Parts Co.                                300             9,713

Pep Boys                                         100             3,263

The Goodyear Tire & Rubber
   Co.                                           300            15,788

TRW, Inc.                                        200            10,425
                                                            ----------

                                                                45,564
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Autos and Auto Equipment (2.7%)

Chrysler Corp.                                 1,400        $   42,000

Ford Motor Co.                                 3,500           121,624

General Motors Corp.                           2,300           133,112

PACCAR, Inc.                                     200            13,975

Snap-On, Inc.                                    200             7,700
                                                            ----------

                                                               318,411
                                                            ----------

Banks (7.6%)

Banc One Corp.                                   800            33,900

Bank of New York Co., Inc.                     1,000            39,500

BankAmerica Corp.                              1,100           128,562

BankBoston Corp.                                 500            36,375

Barnett Banks, Inc.                              500            24,438

CITICORP                                         900           101,362

Comerica, Inc.                                   300            17,550

Corestates Financial Corp.                       400            20,250

Fifth Third Bancorp                              300            22,388

First Bank System, Inc.                          300            23,025

First Chicago Corp.                              800            45,000

First Union Corp.                                900            75,599

Fleet Financial Group, Inc.                      400            24,400

Golden West Financial Corp.                      100             6,500

Great Western
   Financial Corp.                               400            16,800

KeyCorp                                          500            26,063

Mellon Bank Corp.                                200            16,625

NationsBank Corp.                              1,390            83,920

Norwest Corp.                                  1,200            59,849

Republic New York Corp.                          200            18,325


66  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Banks (continued)

Suntrust Banks, Inc.                             700        $   35,525

Wachovia Corp.                                   300            17,550

Wells Fargo & Co.                                100            26,675
                                                            ----------

                                                               900,181
                                                            ----------

Building Materials and Construction (0.3%)

Armstrong World Industries,
   Inc.                                          100             6,575

Centex Corp.                                     100             3,600

Foster Wheeler Corp.                             100             3,863

Kaufman & Broad Home Corp.                       100             1,388

Masco Corp.                                      200             7,550

Owens Corning                                    100             4,050

Pulte Corp.                                      100             2,850

Sherwin-Williams Co.                             200             6,050
                                                            ----------

                                                                35,926
                                                            ----------

Chemicals (2.4%)

Air Products and Chemicals,
   Inc.                                          200            14,350

Dow Chemical Co.                                 200            16,975

Du Pont (E.I.) de Nemours                      1,100           116,737

Engelhard Corp.                                  100             2,100

FMC Corp.+                                       100             6,713

Goodrich (B.F.) Co.                              100             3,988

Hercules, Inc.                                   100             3,938

Monsanto Co.                                   1,100            47,025

Morton International, Inc.                       200             8,375

PPG Industries, Inc.                             300            16,313

Praxair, Inc.                                    400            20,650

Sigma-Aldrich Corp.                              200             6,000


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Chemicals (continued)

Union Carbide Corp.                              200        $    9,975

W.R. Grace & Co.                                 200            10,400
                                                            ----------

                                                               283,539
                                                            ----------

Commercial Services (0.7%)

Automatic Data Processing,
   Inc.                                           500            22,625

Browning-Ferris Industries,
   Inc.                                           200             5,675

CUC International, Inc.+                         500            10,563

Dun & Bradstreet Corp.                           200             4,925

Ecolab, Inc.                                     100             4,075

First Data Corp.                                 300            10,350

Safety-Kleen Corp.                               100             1,488

Service Corp. International                      400            13,700

WMX Technologies, Inc.                           400            11,750
                                                            ----------

                                                                85,151
                                                            ----------

Computer Software (4.4%)

Cisco Systems, Inc.+                           1,300            67,274

Computer Associates
   International, Inc.                           600            31,200

Computer Sciences Corp.+                         100             6,250

Microsoft Corp.+                               2,900           352,349

Novell, Inc.+                                    200             1,513

Oracle Corp.+                                  1,300            51,675

Parametric Technology Co.+                       200             9,050
                                                            ----------

                                                               519,311
                                                            ----------

Computers and Office Equipment (3.3%)

3Com Corp.+                                      200             5,800

Amdahl Corp.+                                    200             1,713

Cabletron Systems, Inc.+                         200             6,900


                                        Aetna Mutual Funds Semi-Annual Report 67

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Index Plus (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Computers and Office Equipment (continued)

Ceridian Corp.+                                  100        $    3,338

Compaq Computer Corp.+                           800            68,299


Data General Corp.+                              100             1,875

Dell Computer Corp.+                             500            41,844

Deluxe Corp.                                     100             3,063

EMC Corp.+                                       400            14,550

Harris Corp.                                     100             8,550

Ikon Office Solutions Inc.                       100             2,688

Intergraph Corp.+                                100               638

International Business
   Machines, Inc.                                900           144,674

Moore Corp. Ltd.                                 200             4,025

Pitney Bowes, Inc.                               300            19,200

Sun Microsystems, Inc.+                        1,000            28,813

Tandem Computers, Inc.+                          300             3,863

Unisys Corp.+                                    200             1,200

Xerox Corp.                                      600            36,900
                                                            ----------

                                                               397,933
                                                            ----------

Consumer Products (3.8%)

American Greetings Corp.,
   Class A                                       100             3,200

Avon Products, Inc.                              300            18,488

Clorox Co.                                       100            12,738

Colgate-Palmolive Co.                            300            33,300

Eastman Kodak Co.                                400            33,400

Gillette Co.                                     700            59,499

Mattel, Inc.                                     500            13,938

Newell Co.                                       200             7,000

Polaroid Corp.                                   100             4,850

Procter & Gamble Co.                           2,100           264,074

Tupperware Corp.                                 100             3,325
                                                            ----------

                                                               453,812
                                                            ----------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Diversified (5.7%)

Aeroquip-Vickers Inc.                            100        $    4,038

Allied Signal, Inc.                              600            43,350

American Brands, Inc.                            200            10,750

Cognizant Corp.                                  300             9,788

Cooper Industries, Inc.                          200             9,200

Corning, Inc.                                    400            19,300

Crane Co.                                        150             5,606

Deere & Co.                                      600            27,600

Dover Corp.                                      200            10,600

Eastern Enterprises                              100             3,388

Eaton Corp.                                      100             7,488

General Electric Co.                           3,200           354,799

ITT Industries, Inc.                             200             5,050

Johnson Controls, Inc.                           200             7,675

Minnesota Mining and
   Manufacturing Co.                             800            69,599

NACCO Industries, Inc.                           100             4,625

Raychem Corp.                                    200            12,900

Rohm & Haas Co.                                  100             8,325

Textron, Inc.                                    200            22,275

Tyco International Ltd.                          400            24,400

VF Corp.                                         100             7,213

Whitman Corp.                                    200             4,625
                                                            ----------

                                                               672,594
                                                            ----------

Electrical and Electronics (4.9%)

Applied Materials, Inc.+                         200            10,975

General Signal Corp.                             100             3,925

Hewlett Packard Co.                            2,000           104,999

Intel Corp.                                    2,400           367,499

Motorola, Inc.                                   400            22,900

National Semiconductor
   Corp.+                                        100             2,500


68  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Electrical and Electronics (continued)

National Service
   Industries, Inc.                              100        $    4,213

Perkin-Elmer Corp.                               100             7,263

Rockwell International Corp.                     300            19,950

Seagate Technology, Inc.+                        700            32,113

Texas Instruments, Inc.                          100             8,925
                                                            ----------

                                                               585,262
                                                            ----------

Electrical Equipment (0.7%)

AMP, Inc.                                        200             7,175

Emerson Electric Co.                             800            40,600

Grainger (W. W.), Inc.                           100             7,538

Honeywell, Inc.                                  300            21,188

Tektronix, Inc.                                  100             5,413

Thomas & Betts Corp.                             100             4,538
                                                            ----------

                                                                86,452
                                                            ----------

Financial Services (6.6%)

Ahmanson (H. F.) & Co.                           200             7,625

American Express Co.                           1,400            92,224

Bankers Trust New York Corp.                     200            16,275

Beneficial Corp.                                 100             6,400

Chase Manhattan Corp.                          1,000            92,624

Dean Witter, Discover & Co.                    1,000            38,250

Federal Home Loan Mortgage
   Corp.                                       1,300            41,438

Federal National Mortgage
   Association                                 2,800           115,149

Green Tree Financial Corp.                       400            11,850

Household International, Inc.                    300            26,400


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Financial Services (continued)

J.P. Morgan & Co.                                300        $   30,563

MBNA Corp.                                       900            29,700

Merrill Lynch & Co., Inc.                        400            38,100

Morgan Stanley Group, Inc.                       300            18,938

National City Corp.                              500            24,375

PNC Bank Corp.                                   600            24,675

Providian Corp.                                  200            11,550

Salomon, Inc.                                    200            10,000

St. Paul Co., Inc.                               100             6,700

Transamerica Corp.                               100             8,475

Travelers Group, Inc.                          2,000           110,749

US Bancorp                                       300            17,138
                                                            ----------

                                                               779,198
                                                            ----------

Foods and Beverages (5.9%)

Anheuser-Busch Co., Inc.                       1,000            42,875

Archer-Daniels-Midland Co.                       800            14,700

Brown-Forman Corp., Class B                      100             5,050

Campbell Soup Co.                                800            40,900

Coca-Cola Co.                                  4,700           299,037

Conagra, Inc.                                    600            34,575

Coors (Adolph) Co.                               100             2,288

CPC International, Inc.                          200            16,525

General Mills, Inc.                              100             6,200

Heinz (H.J.) Co.                                 600            24,900

Hershey Foods Corp.                              200            10,850

Kroger Co. (The)+                                400            11,000

PepsiCo, Inc.                                  1,100            38,363

Quaker Oats Co.                                  200             8,000

Ralston-Ralston Purina Group                     200            16,475


                                        Aetna Mutual Funds Semi-Annual Report 69

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Index Plus (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Foods and Beverages (continued)

Sara Lee Corp.                                   900        $   37,800

Seagram Ltd.,                                    300            11,475

Supervalu, Inc.                                  100             3,063

Sysco Corp.                                      300            10,650

Unilever N.V.                                    300            58,875

Wrigley (Wm) Jr. Co.                             200            11,650
                                                            ----------

                                                               705,251
                                                            ----------

Health Services (0.8%)

Beverly Enterprises+                             100             1,450

Columbia/HCA Healthcare
   Corp.                                       2,200            76,999

HEALTHSOUTH Corp.+                               600            11,850

Manor Care, Inc.                                 100             2,338

Tenet Healthcare Corp.+                          300             7,800
                                                            ----------

                                                               100,437
                                                            ----------

Hotels and Restaurants (0.7%)

HFS, Inc.+                                       200            11,850

Hilton Hotels Corp.                              100             2,700

ITT Corp.+                                       100             5,925

Marriott International, Inc.                     200            11,050

McDonald's Corp.                               1,000            53,625

Wendy's International, Inc.                      200             4,125
                                                            ----------

                                                                89,275
                                                            ----------

Household Appliances (0.1%)

Maytag Corp.                                     200             4,575

Whirlpool Corp.                                  100             4,675
                                                            ----------

                                                                 9,250
                                                            ----------

Insurance (4.4%)

Allstate Corp.                                 1,100            72,049

American General Corp.                           300            13,088



                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Insurance (continued)

American International
   Group, Inc.                                 1,400        $  179,899

Aon Corp.                                        100             6,650

Chubb Corp.                                      300            17,325

Cigna Corp.                                      200            30,075

Conseco, Inc.                                    400            16,550

General Re Corp.                                 200            33,450

ITT Hartford Group, Inc.                         400            29,800

Jefferson-Pilot Corp.                            100             5,775

Lincoln National Corp.                           200            11,200

Loews Corp.                                      400            36,750

Marsh & McLennan Co., Inc.                       100            12,050


MBIA, Inc.                                       100             9,738

MGIC Investment Corp.                            200            16,250

Safeco Corp.                                     200             8,000

Torchmark Corp.                                  100             6,213

UNUM Corp.                                       100             7,700

USF&G Corp.                                      200             4,000

USLIFE Corp.                                     100             4,850
                                                            ----------

                                                               521,412
                                                            ----------

Machinery and Equipment (1.1%)

Baker Hughes, Inc.                               400            13,800

Black & Decker Corp.                             100             3,350

Briggs & Stratton Corp.                          100             4,913

Brunswick Corp.                                  200             5,650

Case Corp.                                       100             5,538

Caterpillar, Inc.                                400            35,600

Cincinnati Milacr                                100             2,025

Fluor Corp.                                      100             5,500

Giddings & Lewis                                 100             2,025

Harnischfeger
   Industries, Inc.                              100             4,163


70  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Machinery and Equipment (continued)

Illinois Tool Works, Inc.                        200        $   18,275

Ingersoll-Rand Co.                               200             9,825

Pall Corp.                                       200             4,625

Parker-Hannifin Corp.                            100             4,975

Stanley Works                                    200             7,775

Thermo Electron Corp.+                           200             6,900
                                                            ----------

                                                               134,939
                                                            ----------

Media and Entertainment (0.8%)

Fleetwood Enterprises, Inc.                      100             2,638

Interpublic Group of
   Co., Inc.                                     200            11,325

King World Production, Inc.                      100             3,650

Time Warner, Inc.                                500            22,500

Walt Disney Co.                                  700            57,400
                                                            ----------

                                                                97,513
                                                            ----------

Medical Supplies (1.2%)

Alza Corp.+                                      200             5,850

American Home Products Corp.                   1,200            79,499

Baxter International, Inc.                       300            14,363

Biomet, Inc.+                                    100             1,519

Boston Scientific Corp.+                         300            14,475

Guidant Corp.                                    100             6,825

Mallinckrodt, Inc.                               100             3,638

Medtronic, Inc.                                  200            13,850

St. Jude Medical, Inc.+                          100             3,250

US Surgical Corp.                                100             3,425
                                                            ----------

                                                               146,694
                                                            ----------

Metals and Mining (0.5%)

Alcan Aluminum, Ltd.                             500            16,938

Allegheny Teledyne, Inc.                         200             5,325


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Metals and Mining (continued)

Aluminum Co. of America                          200        $   13,975


Armco Inc.+                                      200               700

Nucor Corp.                                      100             4,975

Phelps Dodge Corp.                               100             7,675

Timken Co.                                       100             5,813

USX-US Steel Group, Inc.                         200             5,850
                                                            ----------

                                                                61,251
                                                            ----------

Oil and Gas (9.3%)

Amerada Hess Corp.                               200             9,725

Amoco Corp.                                    1,000            83,624

Ashland, Inc.                                    100             4,463

Atlantic Richfield Co.                           200            27,225

Burlington Resources, Inc.                       400            16,950

Chevron Corp.                                  1,300            89,049

Columbia Gas System, Inc.                        100             6,188

Consolidated Natural Gas Co.                     200            10,075

Dresser Industries, Inc.                         300             8,963

Enron Corp.                                      400            15,050

ENSERCH Corp.                                    100             1,963

Exxon Corp.                                    4,700           266,137

Halliburton Co.                                  200            14,125

Helmerich & Payne, Inc.                          100             4,775

Kerr-Mcgee Corp.                                 100             6,038

Louisiana Land and
   Exploration Co.                               100             5,000

Mobil Corp.                                      700            90,999

NorAm Energy Corp.                               400             5,850

Occidental Petroleum Corp.                       600            13,275


                                        Aetna Mutual Funds Semi-Annual Report 71

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Index Plus (continued)
--------------------------------------------------------------------------------

                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Oil and Gas (continued)

Oneok, Inc.                                      100        $    2,975

Oryx Energy Co.+                                 300             6,000

PanEnergy Corp.                                  300            13,275

Pennzoil Co.                                     100             4,925

Phillips Petroleum Co.                           500            19,688

Rowan Co., Inc.+                                 200             3,600

Royal Dutch Petroleum Co.+                     1,000           180,249

Santa Fe Energy Resources,
   Inc.+                                         200             2,825

Schlumberger Ltd.                                500            55,375

Texaco, Inc.                                     500            52,750

The Williams Co., Inc.                           300            13,163

Union Pacific Resources
   Group, Inc.                                   400            10,850

Unocal Corp.                                     700            26,688

USX-Marathon Group                               900            24,863

Western Atlas, Inc.+                             100             6,200
                                                            ----------

                                                             1,102,900
                                                            ----------

Paper and Containers (0.8%)

Avery Dennison Corp.                             400            14,700

Bemis Co., Inc.                                  100             3,813

Crown Cork & Seal Co., Inc.                      200            10,950


James River Corp. of
   Virginia                                      100             2,988

Kimberly-Clark Corp.                           1,200            61,499
                                                            ----------

                                                                93,950
                                                            ----------

Pharmaceuticals (8.9%)

Abbott Laboratories                            2,300           140,299

Allergan, Inc.                                   100             2,675

Amgen, Inc.+                                     400            23,550

Becton, Dickinson & Co.                          200             9,200


                                             Number of       Market
                                              Shares         Value
                                             ---------       ------

Pharmaceuticals (continued)

Bristol-Myers Squibb Co.                       3,000        $  196,499

Eli Lilly & Co.++                              1,000            87,874

Johnson & Johnson                              2,500           153,124

Merck & Co., Inc.                              2,200           199,099

Pfizer, Inc.                                   1,200           115,199

Pharmacia & Upjohn, Inc.                         500            14,813

Schering Plough                                  800            63,999

Warner Lambert Co.                               500            49,000
                                                            ----------

                                                             1,055,331
                                                            ----------

Printing and Publishing (0.7%)

Gannett Co., Inc.                                300            26,175

John H. Harland Co.                              100             2,063

Knight-Ridder, Inc.                              200             7,775

McGraw-Hill Co., Inc.                            200            10,175

Meredith Corp.                                   200             4,700

New York Times Co.                               200             8,650

Times Mirror Co.                                 200            11,050

Tribune Co.                                      200             8,775
                                                            ----------

                                                                79,363
                                                            ----------

Retail (3.5%)

Albertson's, Inc.                                300             9,900

American Stores Co.                              300            13,650

Charming Shoppes, Inc.+                          200             1,181

Costco Companies, Inc.+                          500            14,438

CVS Corp.                                        200             9,925

Dayton Hudson Corp.                              600            27,000

Federated Department
   Stores, Inc.+                                 400            13,600

Great Atlantic & Pacific
   Tea Co., Inc.                                 100             2,488

Harcourt General, Inc.                           100             4,625

Hasbro, Inc.                                     300             7,500


72  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Retail (continued)

Home Depot, Inc.                                 800        $   46,400

J.C. Penney Co., Inc.                            300            14,325

Kmart Corp.+                                     800            10,900

Longs Drug Stores, Inc.                          100             2,525

Lowe's Companies, Inc.                           400            15,200

May Department Stores Co.                        200             9,250

Rite Aid Corp.                                   100             4,600

Sears, Roebuck & Co.                             700            33,600

The Limited, Inc.                                300             5,438

TJX Companies, Inc.                              300            14,175

Toys "R" Us, Inc.+                               200             5,700

Wal-Mart Stores, Inc.                          4,300           121,474

Walgreen Co.                                     400            18,400

Woolworth Corp.+                                 400             8,600
                                                            ----------

                                                               414,894
                                                            ----------

Telecommunications (1.8%)

Ameritech Corp.                                1,400            85,574

Andrew Corp.+                                    300             7,425

Lucent Technologies, Inc.                      1,200            70,949

Northern Telecom Ltd                             600            43,575

Scientific Atlanta, Inc.                         100             1,600
                                                            ----------

                                                               209,123
                                                            ----------

Tobacco (2.5%)

Philip Morris Co., Inc.                        7,400           291,374

UST, Inc.                                        300             7,838
                                                            ----------

                                                               299,212
                                                            ----------

Transportation (1.2%)

AMR Corp.+                                       200            18,625

Burlington Northern Santa
   Fe Corp.                                      200            15,750

Conrail, Inc.                                     87             9,940


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Transportation (continued)

CSX Corp.                                        400        $   18,650

Delta Air Lines, Inc.                            200            18,425

Federal Express Corp.+                           100             5,388

Laidlaw, Inc., Class B                           500             6,813

Norfolk Southern Corp.                           200            17,975

Union Pacific Corp.                              300            19,125

USAir Group, Inc.+                               200             6,475
                                                            ----------

                                                               137,166
                                                            ----------

Utilities - Electric (1.7%)

American Electric Power Co.                      300            12,150

Baltimore Gas & Electric Co.                     200             5,100

Carolina Power & Light Co.                       200             6,800

Central & South West Corp.                       200             4,025

CINergy Corp.                                    200             6,650

Consolidated Edison Co. of
   New York, Inc.                                200             5,550

Dominion Resources, Inc.                         200             6,875

DTE Energy Co.                                   200             5,350

Duke Power Co.                                   300            13,163

Edison International                             800            16,800

Entergy Corp.                                    400             9,350

FPL Group, Inc.                                  300            13,388

GPU, Inc.                                        200             6,450

Houston Industries, Inc.                         300             6,000

Niagara Mohawk Power Corp.+                      200             1,700

Northern States Power Co.                        100             4,550

Ohio Edison Co.                                  200             4,000

PacifiCorp                                       500             9,938


                                        Aetna Mutual Funds Semi-Annual Report 73

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Index Plus (continued)
--------------------------------------------------------------------------------

                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Utilities - Electric (continued)

Peco Energy Co.                                  300       $     5,925

PG&E Corp.                                       300             7,200

PP&L Resources, Inc.                             200             3,925

Public Service Enterprise
   Group, Inc.                                   200             4,825

Southern Co.                                   1,000            20,375

Texas Utilities Co.                              400            13,500

Unicom Corp.                                     200             4,350

Union Electric Co.                               100             3,563
                                                            ----------
                                                               201,502
                                                            ----------
Utilities - Oil and Gas (0.3%)

Coastal Corp. (The)                              200             9,500

NICOR, Inc.                                      100             3,388

Pacific Enterprises                              100             3,063

People's Energy Corp.                            100             3,375

Sonat, Inc.                                      200            11,425
                                                            ----------
                                                                30,751
                                                            ----------
Utilities - Telephone (4.3%)

Alltel Corp.                                     300             9,450

AT&T Corp.                                     1,100            36,850

Bell Atlantic Corp.                              800            54,200

BellSouth Corp.                                1,900            84,549

GTE Corp.                                      1,900            87,162

MCI Communications Corp.                       1,000            38,125

NYNEX Corp.                                      900            46,575

SBC Communications, Inc.                       1,512            83,916

Sprint Corp.                                     500            21,938

Tellabs, Inc.+                                   500            19,938

U. S. West Communications
   Group                                         900            31,613
                                                            ----------
                                                               514,316
                                                            ----------
Total Common Stocks
   (cost $10,773,116)                                       11,473,003
                                                            ----------


                                              Principal        Market
                                               Amount           Value
                                              ---------        ------

 Short-Term Investments (2.8%)

 Federal Home Loan Bank,
    Disc. Note, 5.28%,
    05/01/97                              $  235,000       $   235,000

 U.S. Treasury Bill, Time
    Deposit, 5.22%, 08/21/97                 100,000            98,345
                                                            ----------

 Total Short-Term Investments
    (cost $333,376)                                            333,345
                                                            ----------
Total Investments
(cost $11,106,492) (a)                                      11,806,348

 Other assets less
    liabilities                                                 58,022
                                                            ----------
                                                           -----------
 Total Net Assets                                          $11,864,370
                                                           -----------
Notes to Portfolio of Investments
(a) The cost of investments for federal income tax
   purposes amount to $11,122,265. Unrealized gains and
   losses, based on identified tax cost at April 30,
   1997, are as follows:
Unrealized gains .....................       $   918,752
Unrealized losses ....................          (234,669)
                                             ------------
     Net unrealized gain .............       $   684,083
                                             ============
 +Non-income producing security.
 Category percentages are based on net assets.


74  See Notes to Financial Statements.

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Small Company
--------------------------------------------------------------------------------

                                              Number of        Market
                                               Shares          Value
                                              ---------        ------


Common Stocks (95.0%)

Aerospace and Defense (1.7%)

BE Aerospace, Inc.+                           15,400        $  379,225
                                                            ----------

Apparel (0.8%)

Hartmarx Corp.+                               24,000           192,000
                                                            ----------

Banks (4.7%)

Cullen/Frost Bankers, Inc.                    20,500           717,500

Provident Bankshares Corp.                    10,395           366,424
                                                            ----------

                                                             1,083,924
                                                            ----------

Building Materials and Construction (3.7%)

Fibreboard Corp.+                             16,400           602,700

Interface, Inc.                               10,400           232,700
                                                            ----------

                                                               835,400
                                                            ----------

Chemicals (8.7%)

Church & Dwight, Inc.                         30,500           777,749

Crompton & Knowles Corp.                      32,800           713,400

Fuller (H.B.) Co.                              4,300           230,588

Lilly Industries, Inc.,
   Class A                                    15,000           260,625
                                                            ----------

                                                             1,982,362
                                                            ----------

Commercial Services (1.1%)

Sabre Group
   Holdings, Inc.+                            10,000           256,250
                                                            ----------

Computer Software (6.7%)

National Data Corp.                           12,400           465,000

Sterling Software, Inc.+                      27,000           823,499

Wall Data, Inc.+                              12,000           251,250
                                                            ----------

                                                             1,539,749
                                                            ----------


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Computers and Office Equipment (1.5%)

Radiant Systems, Inc.+                        12,800        $  152,000

Shelby Williams
   Industries, Inc.                           16,000           184,000
                                                            ----------

                                                               336,000
                                                            ----------

Consumer Products (0.9%)

Pluma, Inc.+                                  16,000           200,000
                                                            ----------

Diversified (3.8%)

Griffon Corp.+                                30,000           363,750

Triarc Co., Inc.+                             27,000           502,875
                                                            ----------

                                                               866,625
                                                            ----------

Electrical and Electronics (8.7%)

BMC Industries, Inc.                          10,400           301,600

Cymer, Inc.+                                   8,000           329,000

Fusion Systems Corp.+                         10,000           263,750

Pioneer Standard
   Electronics                                20,000           245,000

Scotsman Industries, Inc.                     10,000           255,000

Silicon Valley
   Group, Inc.+                               28,600           588,088
                                                            ----------

                                                             1,982,438
                                                            ----------

Financial Services (2.2%)

RCSB Financial, Inc.                          16,500           490,875
                                                            ----------

Foods and Beverages (0.9%)

Interstate Bakeries Corp.                      4,100           212,688
                                                            ----------

Health Services (1.7%)

Trigon Healthcare, Inc.+                      21,000           399,000
                                                            ----------


See Notes to Portfolio of Investments.  Aetna Mutual Funds Semi-Annual Report 75

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
Small Company (continued)
--------------------------------------------------------------------------------

                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Hotels and Restaurants (1.1%)

Prime Hospitality Corp.+                      15,000        $  249,375
                                                            ----------

Insurance (7.6%)

CapMAC Holdings, Inc.                         16,300           423,800

Delphi Financial
   Group, Inc.+                               20,600           731,300

LaSalle Re Holdings Ltd.                      21,300           591,075
                                                            ----------

                                                             1,746,175
                                                            ----------

Machinery and Equipment (1.0%)

Terex Corp.+                                  16,000           238,000
                                                            ----------

Media and Entertainment (2.9%)

Telemundo Group, Inc.,
   Class A+                                   16,500           433,125

Topps Co., Inc.+                              57,800           223,975
                                                            ----------

                                                               657,100
                                                            ----------

Medical Supplies (5.0%)

Bionx Implants, Inc.+                         12,000           136,500

Fisher Scientific
   International                              14,400           610,200

PerSeptive Biosystems+                        16,400            82,000

PLC Systems, Inc.+                            20,400           316,200
                                                            ----------

                                                             1,144,900
                                                            ----------

Metals and Mining (4.9%)

Reynolds Metals Co.                           16,400         1,113,149
                                                            ----------

Oil and Gas (7.1%)

Basic Petroleum
   International Ltd.+                         9,400           294,925

Camco International, Inc.                     11,300           501,438

Energy Ventures, Inc.+                         4,000           267,500


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Oil and Gas (continued)

Giant Industries, Inc.                        20,000        $  240,000

Neuvo Energy Co.+                              9,000           309,375
                                                            ----------

                                                             1,613,238
                                                            ----------

Pharmaceuticals (3.5%)

Alcide Corp.+                                 28,700           584,763

Biovail Corp.
   International+                              8,400           210,000
                                                            ----------

                                                               794,763
                                                            ----------

Retail (8.8%)

Burlington Coat Factory
   Warehouse+                                 20,000           380,000

Carson Pirie Scott & Co.+                     20,000           595,000

Dress Barn, Inc.+                             20,700           287,213

Family Dollar Stores, Inc.                    16,400           428,450

Insight Enterprises, Inc.+                     8,000           190,000

Smith's Food & Drug
   Centers, Inc.+                              4,000           134,000
                                                            ----------

                                                             2,014,663
                                                            ----------

Telecommunications (3.2%)

Associated Group, Inc.,
   Class A+                                   20,000           740,000
                                                            ----------

Transportation (1.2%)

Canadian National Railway                      7,100           273,350
                                                            ----------

Utilities - Electric (1.6%)

El Paso Electric Co.+                         57,300           361,706
                                                            ----------

Total Common Stocks
   (cost $19,673,112)                                       21,702,955
                                                            ----------


76  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                         Principal            Market
                                           Amount             Value
                                         ---------            ------

 Short-Term Investments (6.3%)

 Federal Home Loan Bank,
    Disc. Note, 5.28%,
    05/01/97                              $1,440,000       $ 1,440,000

 Total Short-Term Investments
    (cost $1,440,000)                                        1,440,000
                                                            ----------
Total Investments
(cost $21,113,112) (a)                                      23,142,955

 Other assets less
    liabilities                                               (302,918)
                                                            ----------
                                                           -----------
 Total Net Assets                                          $22,840,037
                                                           -----------


Notes to Portfolio of Investments
(a) The cost of investments for federal income tax
   purposes amount to $21,152,760. Unrealized gains and
   losses, based on identified tax cost at April
   30,1997, are as follows:
Unrealized gains ..................        $   2,817,572
Unrealized losses .................             (827,377)
                                           -------------
     Net unrealized gain ..........        $   1,990,195
                                           ==============

 +Non-income producing security.

 Category percentages are based on net assets.


See Notes to Financial Statements.      Aetna Mutual Funds Semi-Annual Report 77

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
International Growth
--------------------------------------------------------------------------------

                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Common Stocks (89.2%)

Argentina (0.2%)

Banco Frances del Rio de
   la Plata SA (Banks) +                       5,225        $  158,709
                                                            ----------

Australia (1.8%)

Goodman Fielder Ltd.
   (Foods and Beverages)                     366,708           481,551

National Australia Bank
   Ltd. (Banks)                               16,000           219,487

Reinsurance Australia
   Corp. Ltd. (Insurance)                    183,000           566,446

Woolworth Ltd. (Foods and
   Beverages)                                 11,000            32,501
                                                            ----------

Total Australia                                              1,299,985
                                                            ----------

Austria (1.0%)

VA Technologie AG
   (Commercial Services) +                     4,700           730,057
                                                            ----------

Belgium (2.3%)

CMB, NPV (Building
   Materials and
   Construction) +                             7,500           537,514

G.I.B. Holdings Ltd.
   (Retail) +                                 13,600           590,146

Societe Generale De
   Belgique (Financial
   Services) +                                 5,900           525,252
                                                            ----------

Total Belgium                                                1,652,912
                                                            ----------

Brazil (1.8%)

Companhia Energetica de
   Minas Gerais
   (Utilities - Electric) +                   10,000           450,000


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Brazil (continued)

Telecomunicacoes
   Brasileiras SA
   (Utilities -
   Telephone) +                                7,200        $  826,200
                                                            ----------

Total Brazil                                                 1,276,200
                                                            ----------

Canada (2.5%)

Anderson Exploration Ltd.
   (Oil and Gas) +                            53,000           612,421

Canadian National Railway
   Co. (Transportation)                       13,000           500,057

Petro-Canada
   (Oil and Gas)                              42,500           693,307
                                                            ----------

Total Canada                                                 1,805,785
                                                            ----------

Chile (0.8%)

Embotelladora Andina ADR,
   Class A (Consumer
   Products)                                  14,000           280,000

Embotelladora Andina ADR,
   Class B (Consumer
   Products)                                  14,000           274,750
                                                            ----------

Total Chile                                                    554,750
                                                            ----------

Denmark (1.9%)

ISS International Service
   System AS
   (Diversified) +                            18,970           561,226

Novo-Nordisk AS
   (Pharmaceuticals)                           8,100           801,250

Tele Danmark AS
   (Utilities -
   Telephone)                                    463            22,268
                                                            ----------

Total Denmark                                                1,384,744
                                                            ----------

Finland (3.8%)

Enso Oy R Shs (Paper and
   Containers)                                40,000           330,540


78  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Finland (continued)

Huhtamaki Group
   (Diversified) +                            13,400        $  584,557

Kesko (Retail)                                15,000           208,125

Oy Nokia AB
   (Telecommunications)                       8,100           503,565

Rautaruukki Oy (Metals
   and Mining)                                62,000           544,508

The Rauma Group (Paper
   and Containers)                               751            15,443

UPM-Kymmene Corp. (Paper
   and Containers)                            22,000           500,999
                                                            ----------

Total Finland                                                2,687,737
                                                            ----------

France (5.0%)

Alcatel Alsthom
   (Utilities -
   Telephone) +                                7,381           820,765

Credit Local de France
   (Financial Services) +                      4,700           434,861

Elf Aquitaine SA
   (Oil and Gas) +                             5,100           494,590

Schneider SA (Machinery
   and Equipment) +                           10,550           594,712

Scor SA (Insurance) +                         15,000           585,983

Union des Assurances
   Federales
   (Insurance) +                               3,100           369,152

Usinor Sacilor (Metals
   and Mining) +                              18,600           281,087
                                                            ----------

Total France                                                 3,581,150
                                                            ----------

Germany (8.5%)

Adidas AG (Home
   Furnishings and
   Appliances) +                               7,700           802,616


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Germany (continued)

Commerzbank AG (Banks) +                       8,850        $  237,394

Deutsche Pfandbrief &
   Hypothekenbank AG
   (Banks) +                                  10,300           560,310

Fried Krupp AG (Machinery
   and Equipment) +                            1,900           349,464

GEA AG (Machinery and
   Equipment) +                                  950           334,652

Henkel KGAA (Consumer
   Products)                                   7,200           390,841

KSB AG (Machinery and
   Equipment) +                                1,100           216,614

Mannesmann AG (Machinery
   and Equipment) +                            1,515           595,799

Merck KGAA
   (Pharmaceuticals) +                        14,700           583,195

Metro AG (Retail) +                            5,000           485,086

Schering AG
   (Pharmaceuticals) +                         4,700           450,553

Viag AG (Diversified) +                          800           355,730

Volkswagen AG (Autos and
   Auto Equipment) +                           1,070           680,316
                                                            ----------

Total Germany                                                6,042,570
                                                            ----------

Hong Kong (2.3%)

China Overseas Land &
   Investment (Consumer
   Products) +                               980,000           553,476

HSBC Holdings Plc (Banks)                     17,460           440,642

Noble Group Ltd. (Metals
   and Mining)                               500,000           455,000


                                        Aetna Mutual Funds Semi-Annual Report 79

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
International Growth (continued)
--------------------------------------------------------------------------------

                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Hong Kong (continued)

Pacific Ports Co. Ltd.
   (Commercial Services)                     500,000        $  183,954
                                                            ----------

Total Hong Kong                                              1,633,072
                                                            ----------

Indonesia (0.4%)

PT Semen Gresik (Building
   Materials and
   Construction) +                           121,000           295,031
                                                            ----------

Ireland (1.7%)

Adare Printing Group Plc
   (Printing and
   Publishing)                                42,065           423,317

Irish Life Plc
   (Insurance)                                76,036           370,028

Waterford Wedgewood (Home
   Furnishings and
   Appliances)                               346,168           452,352
                                                            ----------

Total Ireland                                                1,245,697
                                                            ----------

Italy (2.2%)

Credito Italiano
   (Banks) +                                 374,000           524,337

Pirelli & Co. (Autos and
   Auto Equipment) +                         235,000           333,582

Stet Societa' Finanziaria
   Telefonica S.p.A.
   (Telecommunications) +                   146,000           690,395
                                                            ----------

Total Italy                                                  1,548,314
                                                            ----------

Japan (15.2%)

Bank of Tokyo-Mitsubishi
   (Banks)                                    20,000           316,760

Capcom Company (Computers
   and Office Equipment)                      27,000           474,431

Daiichi Pharmaceutical
   (Pharmaceuticals)                          43,000           691,198


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Japan (continued)

DDI Corp. (Utilities -
   Telephone)                                    110        $  730,675

Exedy Corp. (Autos and
   Auto Equipment)                            25,500           301,395

Fuji Photo Film
   (Chemicals) +                              24,000           917,184

Fujitec Co. Ltd.
   (Building Materials
   and Construction)                          68,000           691,198

Fujitsu Denso
   (Diversified)                              15,400           465,968

Hitachi Koki (Electrical
   Equipment)                                 35,000           222,008

Honda Motor Co. Ltd.
   (Autos and Auto
   Equipment) +                                8,000           248,365

Ito-Yokado Co. Ltd.
   (Retail) +                                  9,000           431,881

Matsushita Electric
   Industrial Co. Ltd.
   (Electrical and
   Electronics)                               28,000           447,876

Mitsubishi Heavy
   Industries Ltd.
   (Aerospace and
   Defense)                                   62,000           409,392

NAMCO (Media and
   Entertainment)                             20,000           586,242

Nishimatsu Construction
   (Building Materials
   and Construction)                          29,000           163,384

NTT Data Communications
   Systems Co. (Computer
   Software)                                      31           906,232

Sony Corp. (Electrical
   and Electronics)                            8,000           582,460


80  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Japan (continued)

Takara Standard (Building
   Materials and
   Construction)                              54,000       $   408,478

Takefuji Corp. (Banks)                         7,670           369,267

Tokyo Ohka Kogyo
   (Electrical and
   Electronics)                               30,000           820,266

West Japan Railway
   (Transportation)                              200           661,886
                                                            ----------

Total Japan                                                 10,846,546
                                                            ----------

Malaysia (1.2%)

Leader Universal Holdings
   Bhd (Diversified) +                       211,500           421,315

MBF Capital Bhd
   (Financial Services) +                    306,000           453,514
                                                            ----------

Total Malaysia                                                 874,829
                                                            ----------

Mexico (2.1%)

ALFA, SA de C.V.
   (Diversified) +                            74,802           410,106

Panamerican Beverages,
   Inc. (Foods and
   Beverages)                                 29,200           846,800

Tubos de Acero de Mexico
   SA (Metals and Mining) +                   16,000           262,000
                                                            ----------

Total Mexico                                                 1,518,906
                                                            ----------

Netherlands (4.9%)

DSM NV (Chemicals) +                           7,600           756,859

Fortis Amev NV (Financial
   Services) +                                11,482           433,216

Getronics NV (Computers
   and Office Equipment)                      13,594           411,717


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Netherlands (continued)

ING Groep NV
   (Banks) +                                  21,615       $   848,822

Philips Electronics NV
   (Electrical and
   Electronics)                               16,300           850,958

Unilever NV, Plc (Foods
   and Beverages)                              1,125           218,815
                                                            ----------

Total Netherlands                                            3,520,387
                                                            ----------

Norway (2.6%)

Den Norske Bank ASA
   (Banks)++                                  60,000           217,391

Kvaerner ASA
   (Transportation) +                         14,300           710,903

Merkantildata ASA
   (Computer
   Software) +                                11,900           217,251

SAS Norge ASA B
   (Transportation) +                         31,400           317,492

Schibsted ASA (Printing
   and Publishing) +,++                       22,800           393,832
                                                            ----------

Total Norway                                                 1,856,869
                                                            ----------

Philippines (0.5%)

Philippine Long Distance
   Telephone Spn ADR
   (Telecommunications)                       5,100           284,325

Sanitary Wares
   Manufacturing Corp.
   (Building Materials
   and Construction)++++                     761,400            43,311
                                                            ----------

Total Philippines                                              327,636
                                                            ----------


                                        Aetna Mutual Funds Semi-Annual Report 81

Portfolio of Investments
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
International Growth (continued)
--------------------------------------------------------------------------------

                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Singapore (1.9%)

Clipsal Industries Ltd.
   (Electrical Equipment) +                  120,000        $  470,400

Development Bank of
   Singapore Ltd. (Banks) +                   52,000           618,406

NatSteel Ltd. (Metals and
   Mining) +                                 104,000           281,878
                                                            ----------

Total Singapore                                              1,370,684
                                                            ----------

South Korea (0.3%)

Korea Electric Power
   Corp. (Utilities -
   Electric)                                  13,000           221,000
                                                            ----------

Spain (2.5%)

Cubiertas y Mzov SA
   (Building Materials
   and Construction)                           5,500           553,483

Empresa Nacional de
   Electricidad SA
   (Utilities - Electric)                      8,700           608,687

Hidroelectrica del
   Cantabrico, SA
   (Utilities - Electric)                     17,000           593,531
                                                            ----------

Total Spain                                                  1,755,701
                                                            ----------

Sweden (4.1%)

Enator AB (Commercial
   Services)                                  30,100           606,186

Frontec AB (Computer
   Software) +                                50,100           383,152

Skandinaviska Enskilda
   Banken (Banks)                             99,000         1,009,501

SKF AB B Shs (Metals and
   Mining)                                    21,000           455,041

Volvo AB (Autos and Auto
   Equipment)                                 18,700           470,751
                                                            ----------

Total Sweden                                                 2,924,631
                                                            ----------


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

Switzerland (3.8%)

Georg Fischer AG
   (Machinery and
   Equipment)                                    450        $  543,641

Novartis AG Registered
   Shs (Health Services)                         750           988,529

Roche Holding AG
   (Pharmaceuticals) +                            88           743,586

SMH AG (Health Services) +                     3,400           449,980
                                                            ----------

Total Switzerland                                            2,725,736
                                                            ----------

Taiwan (0.3%)

China Steel Corp. (Metals
   and Mining)                                 7,250           162,944

China Steel Corp., ADR
   (Metals and
   Mining)++                                   2,050            46,074
                                                            ----------

Total Taiwan                                                   209,018
                                                            ----------

Thailand (0.6%)

Siam Cement PCL
   (Foreign-Registered
   shares) (Building
   Materials and
   Construction)                              15,000           401,914
                                                            ----------

United Kingdom (12.2%)

BAA Plc (Transportation)                      43,000           356,534


Bank of Scotland (Banks) +                   131,368           786,552

Barclays Plc (Financial
   Services)                                  21,600           402,002

British
   Telecommunications Plc
   (Utilities -
   Telephone)                                 87,000           638,071

Cadbury Schweppes Plc
   (Foods and Beverages)                      89,362           742,394


82  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                              Number of        Market
                                               Shares          Value
                                              ---------        ------

 United Kingdom (continued)

 Glaxo Wellcome Plc
    (Pharmaceuticals)                         29,000        $  570,782

 Granada Group Plc
    (Diversified)                             43,076           622,766

 Hammerson Plc (Retail)                       64,500           470,960

 Iona Technologies Plc,
    ADR (Consumer
    Products) +                               28,000           406,000

 Ladbroke Group Plc (Media
    and Entertainment)                        82,689           308,594

 Legal & General Group Plc
    (Financial Services)                      95,500           641,527

 National Power Plc
    (Utilities - Electric)                    14,500           507,500

 Pearson Plc (Printing and
    Publishing)                               38,000           439,011

 Safeway Plc (Retail)                         95,000           527,183

 Shell Transport & Trading
    Co. (Oil and Gas)                         46,300           819,629

 Tarmac Plc (Building
    Materials and
    Construction)                            258,300           515,515
                                                            ----------

 Total United Kingdom                                        8,755,020
                                                            ----------

 Venezuela (0.8%)

 Compania Anonima Nacional
    Telefonos de Venezuela
    (Utilities -
    Telephone) +                              19,000           570,000
                                                            ----------
 Total Common Stocks
    (cost $59,433,241)                                      63,775,590
                                                            ----------


                                         Principal            Market
                                           Amount             Value
                                         ---------            ------

 Long-Term Bonds and Notes (0.6%)
 U.S. Government Obligations (0.6%)

 U. S. Treasury Bill,
    5.09%++, 08/21/97                     $  400,000       $   393,680
                                                            ----------
 Total Long-Term Bonds and Notes
    (cost $393,680)                                            393,680
                                                            ----------
 Short-Term Investments (7.4%)

 Dana Credit Corp., Comm.
    Paper, 5.75%++++++,
    05/01/97                               2,661,000         2,661,000

 Textron Inc., Comm.
    Paper, 5.73%++++++,
    05/01/97                               2,661,000         2,661,000
                                                            ----------
 Total Short-Term Investments
    (cost $5,322,000)                                        5,322,000
                                                            ----------
Total Investments
(cost $65,148,921) (a)                                      69,491,270
 Other assets less
    liabilities                                              1,995,259
                                                            ----------
                                                           -----------
 Total Net Assets                                          $71,486,529
                                                           -----------
Notes to Portfolio of Investments
(a) The cost of investments for federal income tax
   purposes amounted to $65,370,032. Unrealized gains
   and losses, based on identified tax cost at April
   30, 1997, are as follows:
Unrealized gains ......................  $6,229,205
Unrealized losses .....................  (2,107,967)
                                         ----------
     Net unrealized gain ..............  $4,121,238
                                         ==========

+Non-income producing security.
++ Restricted security.
++++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++++Effective interest rate.

Category percentages are based on net assets.


Information concerning open futures contracts at April 30, 1997 are shown below:

                     No. of Long       Initial     Expiration     Unrealized
                      Contracts         Value         Date       Gain/(Loss)
                     -----------   -------------   ----------   -------------
Topix Index Future         5       $     539,666     June 97    $      35,931
                                   =============                =============



                                        Aetna Mutual Funds Semi-Annual Report 83

Statements of Assets and Liabilities
April 30, 1997 (Unaudited)


             -----------------------                   ------------        ----------
             Aetna Series Fund, Inc.                   Money Market        Government
             -----------------------                   ------------        ----------

Assets:
Investments, at market value .....................   $    472,895,756   $    10,192,925
Cash .............................................             12,946             4,395
Cash denominated in foreign currencies ...........                 --                --
Receivable for:
   Dividends and interest ........................          1,348,032           168,252
   Investments sold ..............................                 --                --
   Fund shares sold ..............................          2,219,080                --
   Recoverable taxes .............................                 --                --
   Variation margin ..............................                 --                --
   Reimbursement from Investment Adviser .........            170,381            13,041
Prepaid expenses .................................              4,441               243
Deferred organizational expenses .................              2,891                --
Gross unrealized gain or forward foreign currency
   exchange contracts ............................                 --                --
                                                     -----------------  ----------------
     Total assets ................................        476,653,527        10,378,856
                                                     -----------------  ----------------
Liabilities:
Payable for:
   Dividends to shareholders .....................            257,942            27,493
   Investments purchased .........................                 --                --
   Fund shares redeemed ..........................          1,438,313                26
Other liabilities ................................            514,247            17,886
Gross unrealized loss on forward foreign currency
   exchange contracts ............................                 --                --
Deferred premiums on written options, at
   market value ..................................                 --                --
                                                     -----------------  ----------------
     Total liabilities ...........................          2,210,502            45,405
                                                     -----------------  ----------------
NET ASSETS .......................................   $    474,443,025   $    10,333,451
                                                     =================  ================
Net assets represented by:
Paid-in capital ..................................   $    474,443,025   $    10,954,860
Net unrealized gain (loss) on investments ........                 --          (135,007)
Undistributed (distributions in excess) of net
   investment income .............................                 --           (12,576)
Accumulated net realized gain (loss)
   on investments ................................                 --          (473,826)
                                                     -----------------  ----------------
NET ASSETS .......................................   $    474,443,025   $    10,333,451
                                                     =================  ================
Capital Shares, $.001 par value
Select Class:
   Outstanding ...................................        330,588,789         1,022,003
   Net Assets ....................................   $    330,588,789   $     9,815,883
   Net Asset Value per share* ....................   $           1.00   $          9.60
Adviser Class:
   Outstanding ...................................        143,854,236            53,907
   Net Assets ....................................   $    143,854,236   $       517,568
   Net Asset Value per share* ....................   $           1.00   $          9.60

Cost of Investments ..............................   $    472,895,756   $    10,327,932
Cost of cash denominated in foreign currencies ...                 --                --

* Net assets divided by shares outstanding.


84  See Notes to Financial Statements.

        ----               ----------          -----------------
        Bond               Aetna Fund          Growth and Income
        ----               ----------          -----------------

$ 31,382,391             $ 93,464,377            $452,173,349
      30,016                  186,255                  19,609
          --                       --               2,514,755

     409,153                  457,191                 849,580
          --                  109,115              14,775,309
     244,676                   31,358                 580,140
          --                       --                  13,559
          --                    7,500                   6,249
      14,831                       --                      --
         515                    1,094                   4,828
       2,891                    2,891                   2,919

          --                       --                 193,768
------------             ------------            ------------
  32,084,473               94,259,781             471,134,065
------------             ------------            ------------


      26,234                       --                      --
          --                  489,750              10,462,900
      73,078                   54,810                   2,414
      27,786                  128,343                 484,093

          --                       --                  39,191

          --                       --                  13,343
------------             ------------            ------------
     127,098                  672,903              11,001,941
------------             ------------            ------------
$ 31,957,375             $ 93,586,878            $460,132,124
============             ============            ============

$ 32,562,051             $ 79,475,784            $344,762,017
     328,907               10,140,352              53,447,354

      (2,982)                 712,258               1,317,913

    (930,601)               3,258,484              60,604,840
------------             ------------            ------------
$ 31,957,375             $ 93,586,878            $460,132,124
============             ============            ============


   3,127,904                7,191,110              30,224,416
$ 31,178,253             $ 88,853,741            $449,829,978
$       9.97             $      12.36            $      14.88

      78,207                  384,357                 695,043
$    779,122             $  4,733,137            $ 10,302,146
$       9.96             $      12.31            $      14.82

$ 31,053,484             $ 83,347,399            $398,877,355
          --                       --            $  2,531,307


                                        Aetna Mutual Funds Semi-Annual Report 85

Statements of Assets and Liabilities
April 30, 1997 (Unaudited)


             -----------------------                            ------                           ----------
             Aetna Series Fund, Inc.                            Growth                           Index Plus
             -----------------------                            ------                           ----------

Assets:
Investments, at market value .....................          $    64,944,065                     $    11,806,348
Cash .............................................                      272                               2,063
Cash denominated in foreign currencies ...........                       --                                  --
Receivable for:
   Dividends and interest ........................                   54,196                              14,762
   Investments sold ..............................                  217,068                             219,943
   Fund shares sold ..............................                   15,890                              12,000
   Recoverable taxes .............................                       --                                  --
   Variation margin ..............................                       --                                  --
   Reimbursement from Investment Advisor .........                       --                              19,414
Prepaid expenses .................................                      686                               5,650
Deferred organizational expenses .................                       --                               7,409
Gross unrealized gain on forward foreign currency
   exchange contracts ............................                       --                                  --
                                                            ----------------                    ----------------
     Total assets ................................               65,232,177                          12,087,589
                                                            ----------------                    ----------------
Liabilities:
Payable for:
   Dividends to shareholders .....................                       --                                  --
   Investments purchased .........................                   75,567                             196,623
   Fund shares redeemed ..........................                    2,213                              26,596
Other liabilities ................................                   80,990                                  --
                                                            ----------------                    ----------------
     Total liabilities ...........................                  158,770                             223,219
                                                            ----------------                    ----------------
NET ASSETS .......................................          $    65,073,407                     $    11,864,370
                                                            ================                    ================
Net assets represented by:
Paid-in capital ..................................          $    53,369,082                     $    11,055,466
Net unrealized gain on investments ...............                7,704,591                             699,856
Undistributed (distributions in excess of) net
   investment income .............................                  (12,007)                             37,279
Accumulated net realized gain on investments .....                4,011,741                              71,769
                                                            ----------------                    ----------------

NET ASSETS .......................................          $    65,073,407                     $    11,864,370
                                                            ================                    ================
Capital Shares, $.001 par value
Select Class:
   Outstanding ...................................                4,163,611                           1,084,415
   Net Assets ....................................          $    59,006,479                     $    11,702,895
   Net Asset Value per share* ....................          $         14.17                     $         10.79
Adviser Class:
   Outstanding ...................................                  433,302                              14,989
   Net Assets ....................................          $     6,066,928                     $       161,475
   Net Asset Value per share*                               $         14.00                     $         10.77

Cost of Investments ..............................          $    57,239,474                     $    11,106,492
Cost of cash denominated in foreign currencies ...                       --                                  --


* Net assets divided by shares outstanding.


86  See Notes to Financial Statements.

           -------------                       --------------------
           Small Company                       International Growth
           -------------                       --------------------


            $   23,142,955                          $   69,491,270
                     1,481                                      --
                        --                               2,470,290

                     3,954                                 184,777
                   209,993                               4,528,758
                     1,285                                   2,566
                        --                                  75,514
                        --                                  16,129
                        --                                   5,613
                       215                                     958
                        --                                   2,919

                        --                                 295,848
            ---------------                         ---------------
                23,359,883                              77,074,642
            ---------------                         ---------------


                        --                                     291
                   429,973                               5,154,814
                    47,069                                  29,984
                    42,804                                 403,024
            ---------------                         ---------------
                   519,846                               5,588,113
            ---------------                         ---------------
            $   22,840,037                          $   71,486,529
            ===============                         ===============

            $   18,126,697                          $   57,689,846
                 2,029,843                               4,652,167

                   (88,126)                                291,911
                 2,771,623                               8,852,605
            ---------------                         ---------------
            $   22,840,037                          $   71,486,529
            ===============                         ===============


                 1,597,732                               4,028,970
            $   18,565,914                          $   50,439,120
            $        11.62                          $        12.52

                   374,835                               1,683,845
            $    4,274,123                          $   21,047,409
            $        11.40                          $        12.50

            $   21,113,112                          $   65,148,921
                        --                          $    2,480,096


                                        Aetna Mutual Funds Semi-Annual Report 87

Statements of Operations
Six month period ended April 30, 1997 (Unaudited)


              -----------------------                          ------------                      ----------
              Aetna Series Fund, Inc.                          Money Market                      Government
              -----------------------                          ------------                      ----------

Investment Income:
Dividends .........................................           $            --                   $         --
Interest ..........................................                12,778,704                        350,044
                                                              ----------------                  -------------
                                                                   12,778,704                        350,044
Foreign taxes withheld ............................                        --                             --
                                                              ----------------                  -------------
   Total investment income ........................                12,778,704                        350,044
                                                              ----------------                  -------------
Investment Expenses:
Investment advisory fee ...........................                   909,873                         26,604
Administrative service fees .......................                   558,321                         13,302
12b-1 and service fees ............................                    65,724                          2,044
Organizational expenses ...........................                     4,250                             --
Printing and postage ..............................                    21,574                          6,898
Custody fees ......................................                     4,109                          2,109
Transfer agent fees ...............................                   273,529                         13,600
Audit fees ........................................                    18,358                          9,278
Directors' fees ...................................                     6,699                            170
State and federal fees ............................                    39,951                         19,466
Miscellaneous .....................................                    11,294                            608
                                                              ----------------                  -------------
Expenses before reimbursement and waiver from
   Adviser ........................................                 1,913,682                         94,079
Expenses reimbursement and waiver from Adviser ....                (1,156,374)                       (54,775)
                                                              ----------------                  -------------

   Total expenses .................................                   757,308                         39,304
                                                              ----------------                  -------------
Net investment income .............................                12,021,396                        310,740
                                                              ----------------                  -------------
Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
   Sale of investments ............................                        --                        (97,216)
   Written options ................................                        --                             --
   Futures and forward foreign currency
      exchange contracts ..........................                        --                             --
   Foreign currency related transactions ..........                        --                             --
                                                              ----------------                  -------------
     Net realized gain (loss) on investments ......                        --                        (97,216)
                                                              ----------------                  -------------
Net change in unrealized gain or loss on:
   Investments ....................................                        --                        (60,332)
   Written options ................................                        --                             --
   Futures and forward foreign currency
      exchange contracts ..........................                        --                             --
   Foreign currency related transactions ..........                        --                             --
                                                              ----------------                  -------------
     Net change in unrealized gain or
        loss on investments .......................                        --                        (60,332)
                                                              ----------------                  -------------
Net realized and change in unrealized gain or loss
   on investments .................................                        --                       (157,548)
                                                              ----------------                  -------------
Increase in net assets resulting from operations              $    12,021,396                   $    153,192
                                                              ================                  =============


88  See Notes to Financial Statements.


               ----                                 ----------                         -----------------
               Bond                                 Aetna Fund                         Growth and Income
               ----                                 ----------                         -----------------


           $       3,092                          $      303,581                          $     3,944,691
               1,035,723                               1,426,745                                  617,964
           --------------                         ---------------                         ----------------
               1,038,815                               1,730,326                                4,562,655
                      --                                      --                                  (32,146)
           --------------                         ---------------                         ----------------
               1,038,815                               1,730,326                                4,530,509
           --------------                         ---------------                         ----------------

                  76,479                                 371,687                                1,450,840
                  38,240                                 116,152                                  525,205
                   2,803                                  16,331                                   31,526
                   4,250                                   4,250                                    4,250
                   7,462                                   9,719                                   18,008
                   3,168                                  14,682                                   52,065
                  21,697                                  33,755                                   60,832
                  10,165                                  11,774                                   18,617
                     467                                   1,407                                    6,339
                   7,232                                  21,017                                   47,558
                   1,398                                   2,869                                   12,723
           --------------                         ---------------                         ----------------

                 173,361                                 603,643                                2,227,963
                 (55,894)                                     --                                       --
           --------------                         ---------------                         ----------------
                 117,467                                 603,643                                2,227,963
           --------------                         ---------------                         ----------------
                 921,348                               1,126,683                                2,302,546
           --------------                         ---------------                         ----------------


                  (1,134)                              3,291,878                               59,773,401
                      --                                      --                               (3,821,318)

                      --                                  54,131                                5,630,275
                      --                                      --                                  (66,814)
           --------------                         ---------------                         ----------------
                  (1,134)                              3,346,009                               61,515,544
           --------------                         ---------------                         ----------------

                (290,339)                             (1,022,689)                             (14,649,823)
                      --                                      --                                  156,498

                      --                                  23,375                                 (257,633)
                      --                                      --                                  (18,408)
           --------------                         ---------------                         ----------------

                (290,339)                               (999,314)                             (14,769,366)
           --------------                         ---------------                         ----------------

                (291,473)                              2,346,695                               46,746,178
           --------------                         ---------------                         ----------------
           $     629,875                          $    3,473,378                          $    49,048,724
           ==============                         ===============                         ================

                                        Aetna Mutual Funds Semi-Annual Report 89

Statements of Operations

Six month period ended April 30, 1997 (Unaudited)

              -----------------------                            ------                        ----------
              Aetna Series Fund, Inc.                            Growth                        Index Plus
              -----------------------                            ------                        ----------

Investment Income:
Dividends .........................................           $     365,426                   $    71,920
Interest ..........................................                  85,192                         9,778
                                                              --------------                  ------------
                                                                    450,618                        81,698
Foreign taxes withheld ............................                      --                           (37)
                                                              --------------                  ------------
   Total investment income ........................                 450,618                        81,661
                                                              --------------                  ------------
Investment Expenses:
Investment advisory fee ...........................                 207,909                        18,850
Administrative service fees .......................                  74,253                        10,472
12b-1 and service fees ............................                  20,410                           116
Organizational expenses ...........................                      --                           591
Printing and postage ..............................                   8,310                           477
Custody fees ......................................                   2,140                         4,023
Transfer agent fees ...............................                  31,083                        12,401
Audit fees ........................................                  10,481                         3,898
Directors' fees ...................................                     785                           103
State and federal fees ............................                  23,042                        32,174
Miscellaneous .....................................                   1,607                           401
                                                              --------------                  ------------
Expenses before reimbursement and waiver from
   Adviser ........................................                 380,020                        83,506
Expenses reimbursement and waiver from Adviser ....                      --                       (54,274)

                                                              --------------                  ------------
   Total expenses .................................                 380,020                        29,232
                                                              --------------                  ------------
Net investment income (loss).......................                  70,598                        52,429
                                                              --------------                  ------------
Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
   Sale of investments ............................               4,019,749                        81,653
   Written options ................................                      --                            --
   Futures and forward foreign currency exchange
      contracts ...................................                      --                        (9,884)
   Foreign currency related transactions ..........                      --                            --
                                                              --------------                  ------------
     Net realized gain on investments .............               4,019,749                        71,769
                                                              --------------                  ------------
Net change in unrealized gain or loss on:
   Investments ....................................                (499,652)                      699,856
   Written options ................................                      --                            --
   Futures and forward foreign currency exchange
      contracts ...................................                      --                            --
   Foreign currency related transactions ..........                      --                            --
                                                              --------------                  ------------
     Net change in unrealized gain or loss on
        investments ...............................                (499,652)                      699,856
                                                              --------------                  ------------
Net realized and change in unrealized gain or loss
   on investments .................................               3,520,097                       771,625
                                                              --------------                  ------------
Increase in net assets resulting from operations              $   3,590,695                   $   824,054
                                                              ==============                  ============

90  See Notes to Financial Statements.


    -------------           --------------------
    Small Company           International Growth
    -------------           --------------------


    $     100,832                  $    612,767
           47,067                        68,594
    --------------                  ------------
          147,899                       681,361
             (229)                      (76,147)
    --------------                  ------------
          147,670                       605,214
    --------------                  ------------

          116,020                       304,236
           34,124                        89,482
           15,898                        87,999
             --                           4,250
            7,665                         8,903
            5,561                       206,871
           25,388                        24,692
           10,269                        14,988
              432                         1,082
           19,457                        19,781
              982                         3,152
    --------------                  ------------

          235,796                       765,436
               --                            --
    --------------                  ------------
          235,796                       765,436
    --------------                  ------------
          (88,126)                     (160,222)
    --------------                  ------------


        2,819,243                     9,201,680
               --                            --
           (6,926)                    1,159,933
               --                      (364,785)
    --------------                  ------------
        2,812,317                     9,996,828
    --------------                  ------------

       (1,538,231)                      266,836
               --                            --
               --                       193,930
               --                       (11,104)
    --------------                  ------------

       (1,538,231)                      449,662
    --------------                  ------------
        1,274,086                    10,446,490
    --------------                  ------------
    $   1,185,960                  $ 10,286,268
    ==============                  ============


                                        Aetna Mutual Funds Semi-Annual Report 91

Statements of Changes in Net Assets

                      -----------------------                                          ------------
                      Aetna Series Fund, Inc.                                          Money Market
                      -----------------------                                          ------------

                                                                             Six month
                                                                            period ended
                                                                           April 30, 1997          Year ended
                                                                            (Unaudited)         October 31, 1996
                                                                        -------------------    -------------------
From Operations:
Net investment income ............................................      $       12,021,396     $       20,682,673
                                                                        -------------------    -------------------
Net increase in net assets resulting from operations .............              12,021,396             20,682,673
                                                                        -------------------    -------------------
Distributions to Shareholders:
Select Class:
   From net investment income ....................................              (8,545,959)           (15,289,546)
Adviser Class:
   From net investment income ....................................              (3,475,437)            (5,393,127)
                                                                        -------------------    -------------------
Decrease in net assets from distributions to shareholders ........             (12,021,396)           (20,682,673)
                                                                        -------------------    -------------------

Fund Share Transactions:
Select Class:
   Proceeds from shares sold .....................................             165,312,107            365,382,830
   Reinvestment of distributions .................................               6,860,057             11,942,795
   Cost of shares redeemed .......................................            (164,864,254)          (329,569,238)
Adviser Class:
   Proceeds from shares sold .....................................             250,529,254            313,079,417
   Reinvestment of distributions .................................               3,363,624              5,181,096
   Cost of shares redeemed .......................................            (229,887,921)          (277,136,873)
                                                                        -------------------    -------------------
Net increase in net assets from fund share transactions                         31,312,867             88,880,027
                                                                        -------------------    -------------------
Change in net assets .............................................              31,312,867             88,880,027
                                                                        -------------------    -------------------
Net assets:
Beginning of period ..............................................             443,130,158            354,250,131
                                                                        -------------------    -------------------
End of period ....................................................      $      474,443,025     $      443,130,158
                                                                        ===================    ===================

92  See Notes to Financial Statements.


                      -----------------------                                           ----------
                      Aetna Series Fund, Inc.                                           Government
                      -----------------------                                           ----------

                                                                           Six month
                                                                          period ended
                                                                         April 30, 1997          Year ended
                                                                           (Unaudited)         October 31, 1996
                                                                       -----------------    --------------------
From Operations:
Net investment income ............................................      $       310,740        $        761,120
Net realized gain or loss on investments .........................              (97,216)                440,214
Net change in unrealized loss on investments......................              (60,332)               (671,559)
                                                                        ----------------       -----------------
Net increase in net assets resulting from operations .............              153,192                 529,775
                                                                        ----------------       -----------------
Distributions to Shareholders:
Select Class:
   From net investment income ....................................             (343,607)               (826,219)
Adviser Class:
   From net investment income ....................................              (17,049)                (30,691)
                                                                        ----------------       -----------------
Decrease in net assets from distributions to shareholders ........             (360,656)               (856,910)
                                                                       ----------------       -----------------
und Share Transactions:
Select Class:
   Proceeds from shares sold .....................................              601,821               7,128,630
   Reinvestment of distributions .................................              162,687                 731,042
   Cost of shares redeemed .......................................           (1,414,734)            (16,037,046)
Adviser Class:
   Proceeds from shares sold .....................................              153,264                 392,895
   Reinvestment of distributions .................................               16,190                  29,570
   Cost of shares redeemed .......................................             (166,550)               (288,026)
                                                                        ----------------       -----------------
Net decrease in net assets from fund share transactions                        (647,322)             (8,042,935)
                                                                        ----------------       -----------------
Change in net assets .............................................             (854,786)             (8,370,070)
                                                                        ----------------       -----------------
Net assets:
Beginning of period ..............................................           11,188,237              19,558,307
                                                                       ----------------       -----------------
End of period ....................................................      $    10,333,451        $     11,188,237
                                                                        ================       =================
End of period net assets includes undistributed (distributions in
   excess of) net investment income ..............................      $       (12,576)       $         37,340
                                                                        ================       =================

                                        Aetna Mutual Funds Semi-Annual Report 93

Statements of Changes in Net Assets

                      -----------------------                                              ----
                      Aetna Series Fund, Inc.                                              Bond
                      -----------------------                                              ----

                                                                           Six month
                                                                          period ended
                                                                         April 30, 1997          Year ended
                                                                          (Unaudited)         October 31, 1996
                                                                       -----------------    -------------------
From Operations:
Net investment income ............................................      $       921,348       $      2,131,443
Net realized gain or loss on investments .........................               (1,134)               350,612
Net change in unrealized loss on investments .....................             (290,339)              (865,587)
                                                                        ----------------      -----------------
Net increase in net assets resulting from operations .............              629,875              1,616,468
                                                                        ----------------      -----------------
Distributions to Shareholders:
Select Class:
   From net investment income ....................................             (996,525)            (2,228,451)
Adviser Class:
   From net investment income ....................................              (21,675)              (118,704)
                                                                        ----------------      -----------------
Decrease in net assets from distributions to shareholders ........           (1,018,200)            (2,347,155)
                                                                        ----------------      -----------------

Fund Share Transactions:
Select Class:
   Proceeds from shares sold .....................................            6,295,401             16,737,268
   Reinvestment of distributions .................................              835,215              1,969,778
   Cost of shares redeemed .......................................           (4,435,518)           (21,913,346)
Adviser Class:
   Proceeds from shares sold .....................................              120,433                723,229
   Reinvestment of distributions .................................               20,523                117,153
   Cost of shares redeemed .......................................             (231,396)            (7,281,015)
                                                                        ----------------      -----------------
Net increase (decrease) in net assets from share transactions                 2,604,658             (9,646,933)
                                                                        ----------------      -----------------

Change in net assets .............................................            2,216,333            (10,377,620)
                                                                        ----------------      -----------------
Net assets:
Beginning of period ..............................................           29,741,042             40,118,662
                                                                        ----------------      -----------------
End of period ....................................................      $    31,957,375       $     29,741,042
                                                                        ================      =================
End of period net assets includes undistributed (distributions in
   excess of) net investment income ..............................      $        (2,982)      $         93,870
                                                                        ================      =================

94  See Notes to Financial Statements.

                      -----------------------                                           ----------
                      Aetna Series Fund, Inc.                                           Aetna Fund
                      -----------------------                                           ----------

                                                                            Six month
                                                                           period ended
                                                                          April 30, 1997         Year ended
                                                                           (Unaudited)        October 31, 1996
                                                                        -----------------    ------------------
From Operations:
Net investment income ............................................      $      1,126,683      $      2,058,321
Net realized gain on investments .................................             3,346,009            10,249,465
Net change in unrealized gain or loss on investments .............              (999,314)            1,651,236
                                                                        -----------------     -----------------
Net increase in net assets resulting from operations .............             3,473,378            13,959,022
                                                                        -----------------     -----------------
Distributions to Shareholders:
Select Class:
   From net investment income ....................................            (1,171,944)           (2,235,502)
   From realized gain on investments .............................            (9,749,920)           (3,635,331)
Adviser Class:
   From net investment income ....................................               (41,667)              (43,474)
   From realized gain on investments .............................              (460,490)              (74,327)
                                                                        -----------------     -----------------
Decrease in net assets from distributions to shareholders ........           (11,424,021)           (5,988,634)
                                                                        -----------------     -----------------

Fund Share Transactions:
Select Class:
   Proceeds from shares sold .....................................             5,450,803             8,853,321
   Reinvestment of distributions .................................            10,819,249             5,822,307
   Cost of shares redeemed .......................................            (8,465,107)          (17,683,736)
Adviser Class:
   Proceeds from shares sold .....................................             1,232,507             2,316,316
   Reinvestment of distributions .................................               448,943               113,883
   Cost of shares redeemed .......................................              (356,961)             (287,278)
                                                                        -----------------     -----------------
Net increase (decrease) in net assets from fund share
   transactions                                                                9,129,434              (865,187)
                                                                        -----------------     -----------------
Change in net assets .............................................             1,178,791             7,105,201
                                                                        -----------------     -----------------
Net assets:
Beginning of period ..............................................            92,408,087            85,302,886
                                                                        -----------------     -----------------
End of period ....................................................      $     93,586,878      $     92,408,087
                                                                        =================     =================
End of period net assets includes undistributed net investment
   income ........................................................      $        712,258      $        799,186
                                                                        =================     =================

                                       Aetna Mutual Funds Semi-Annual Report  95

Statements of Changes in Net Assets

                      -----------------------                                       -----------------
                      Aetna Series Fund, Inc.                                       Growth and Income
                      -----------------------                                       -----------------
                                                                           Six month
                                                                           period ended
                                                                          April 30, 1997         Year ended
                                                                           (Unaudited)        October 31, 1996
                                                                        ------------------    ------------------
From Operations:
Net investment income ............................................      $       2,302,546     $       5,153,191
Net realized gain on investments .................................             61,515,544            63,958,135
Net change in unrealized gain or loss on investments .............            (14,769,366)           17,384,692
                                                                        ------------------    ------------------
Net increase in net assets resulting from operations .............             49,048,724            86,496,018
                                                                        ------------------    ------------------
Distributions to Shareholders:
Select Class:
   From net investment income ....................................             (3,329,083)           (6,192,363)
   From realized gain on investments..............................            (62,913,623)          (19,770,374)
Adviser Class:
   From net investment income ....................................                (40,847)              (31,982)
   From realized gain on investments..............................             (1,192,597)             (154,880)
                                                                        ------------------    ------------------
Decrease in net assets from distributions to shareholders ........            (67,476,150)          (26,149,599)
                                                                        ------------------    ------------------

Fund Share Transactions:
Select Class:
   Proceeds from shares sold .....................................             36,511,640            32,613,330
   Reinvestment of distributions .................................             66,142,763            25,939,008
   Cost of shares redeemed .......................................            (12,559,231)          (97,162,916)
Adviser Class:
   Proceeds from shares sold .....................................              3,482,599             4,361,463
   Reinvestment of distributions .................................              1,183,621               183,989
   Cost of shares redeemed .......................................               (623,332)             (879,552)
                                                                        ------------------    ------------------
Net increase (decrease) in net assets from fund share
   transactions                                                                94,138,060           (34,944,678)
                                                                        ------------------    ------------------
Change in net assets .............................................             75,710,634            25,401,741
                                                                        ------------------    ------------------
Net assets:
Beginning of period ..............................................            384,421,490           359,019,749
                                                                        ------------------    ------------------
End of period ....................................................      $     460,132,124     $     384,421,490
                                                                        ==================    ==================
End of period net assets includes undistributed net investment
   income ........................................................      $       1,317,913     $       2,385,297
                                                                        ==================    ==================

96  See Notes to Financial Statements.

                      -----------------------                                           ------
                      Aetna Series Fund, Inc.                                           Growth
                      -----------------------                                           ------

                                                                           Six month
                                                                          period ended
                                                                         April 31, 1997          Year ended
                                                                          (Unaudited)         October 31, 1996
                                                                       -----------------     ------------------
From Operations:
Net investment income ............................................      $        70,598       $         59,963
Net realized gain on investments .................................            4,019,749              4,445,504
Net change in unrealized gain or loss on investments .............             (499,652)             3,234,043
                                                                        ----------------      -----------------
Net increase in net assets resulting from operations .............            3,590,695              7,739,510
                                                                        ----------------      -----------------
Distributions to Shareholders:
Select Class:
   From net investment income ....................................             (105,592)              (132,569)
   From realized gain on investments .............................           (4,009,137)            (4,659,506)
Adviser Class:
   From realized gain on investments .............................             (397,394)              (262,211)
                                                                        ----------------      -----------------
Decrease in net assets from distributions to shareholders ........           (4,512,123)            (5,054,286)
                                                                        ----------------      -----------------

Fund Share Transactions:
Select Class:
   Proceeds from shares sold .....................................           13,543,546             25,918,850
   Reinvestment of distributions .................................            4,107,903              4,792,222
   Cost of shares redeemed .......................................           (3,281,205)           (24,571,029)
Adviser Class:
   Proceeds from shares sold .....................................            1,590,946              3,140,744
   Reinvestment of distributions .................................              394,605                260,073
   Cost of shares redeemed .......................................             (449,544)              (801,093)
                                                                        ----------------      -----------------
Net increase in net assets from fund share transactions                      15,906,251              8,739,767
                                                                        ----------------      -----------------
Change in net assets .............................................           14,984,823             11,424,991
                                                                        ----------------      -----------------
Net assets:
Beginning of period ..............................................           50,088,584             38,663,593
                                                                        ----------------      -----------------
End of period ....................................................      $    65,073,407       $     50,088,584
                                                                        ================      =================
End of period net assets includes undistributed (distributions in
   excess of) net investment income ..............................      $       (12,007)      $         22,987
                                                                        ================      =================

                                        Aetna Mutual Funds Semi-Annual Report 97

Statements of Changes in Net Assets

             -----------------------                           ----------
             Aetna Series Fund, Inc.                           Index Plus
             -----------------------                           ----------

                                                                Period from
                                                             December 10, 1996
                                                                     to
                                                              April 30, 1997
                                                                (Unaudited)
                                                           --------------------
From Operations:
Net investment income ...........................             $    52,429
Net realized gain on investments ................                  71,769
Net change in unrealized gain on investments ....                 699,856
                                                              ------------
Net increase in net assets resulting from
  operations ....................................                 824,054
                                                              ------------
Distributions to Shareholders:
Select Class:
  From net investment income ....................                 (15,150)
                                                              ------------
Net decrease in net assets from distributions to
  shareholders ..................................                 (15,150)
                                                              ------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold .....................              12,354,458
  Cost of shares redeemed .......................              (1,456,054)
Adviser Class:
  Proceeds from shares sold .....................                 157,062
                                                              ------------
Net increase in net assets from fund share
  transactions                                                 11,055,466
                                                              ------------
Change in net assets ............................              11,864,370
                                                              ------------
Net assets:
Beginning of period .............................                      --
                                                              ------------
End of period ...................................             $11,864,370
                                                              ============
End of period net assets includes undistributed
  net investment income .........................             $    37,279
                                                              ============

98  See Notes to Financial Statements.

             -----------------------                         -------------
             Aetna Series Fund, Inc.                         Small Company
             -----------------------                         -------------

                                                     Six month
                                                   period ended
                                                     April 30,      Year ended
                                                       1997         October 31,
                                                    (Unaudited)        1996
                                                   -------------- --------------
From Operations:
Net investment loss ...........................    $    (88,126)   $   (225,633)
Net realized gain on investments ..............       2,812,317       8,498,979
Net change in unrealized loss on investments ..      (1,538,231)     (1,470,234)
                                                   -------------   -------------
Net increase in net assets resulting from
  operations ..................................       1,185,960       6,803,112
                                                   -------------   -------------
Distributions to Shareholders:
Select Class:
  From realized gain on investments ...........      (7,329,361)     (3,463,485)
Adviser Class:
  From realized gain on investments ...........        (972,925)       (159,638)
                                                   -------------   -------------
Decrease in net assets from distributions to
  shareholders ................................      (8,302,286)     (3,623,123)
                                                   -------------   -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold ...................      11,324,210       6,999,806
  Reinvestment of distributions ...............       1,837,628       3,459,007
  Cost of shares redeemed .....................     (20,482,762)    (14,903,155)
Adviser Class:
  Proceeds from shares sold ...................         856,083       2,859,494
  Reinvestment of distributions ...............         911,095         155,727
  Cost of shares redeemed .....................        (499,083)       (537,089)
                                                   -------------   -------------
Net decrease in net assets from fund share
  transactions                                       (6,052,829)     (1,966,210)
                                                   -------------   -------------
Change in net assets ..........................     (13,169,155)      1,213,779
                                                   -------------   -------------
Net assets:
Beginning of period ...........................      36,009,192      34,795,413
                                                   -------------   -------------
End of period .................................    $ 22,840,037    $ 36,009,192
                                                   =============   =============
End of period net assets includes net
  investment loss .............................    $    (88,126)             --
                                                   =============   =============

                                        Aetna Mutual Funds Semi-Annual Report 99

Statements of Changes in Net Assets

             -----------------------                   --------------------
             Aetna Series Fund, Inc.                   International Growth
             -----------------------                   --------------------

                                                     Six month
                                                   period ended
                                                     April 30,       Year ended
                                                       1997          October 31,
                                                    (Unaudited)         1996
                                                   ------------    -------------
From Operations:
Net investment income .........................    $  (160,222)    $      1,351
Net realized gain on investments ..............      9,996,828        6,200,936
Net change in unrealized gain on investments ..        449,662        2,790,612
                                                   ------------    -------------
Net increase in net assets resulting from
  operations ..................................     10,286,268        8,992,899
                                                   ------------    -------------
Distributions to Shareholders:
Select Class:
  From net investment income ..................       (638,500)        (350,856)
  From realized gain on investments ...........     (3,470,621)        (537,862)
Adviser Class:
  From net investment income ..................       (234,230)        (152,316)
  From realized gain on investments ...........     (1,729,395)        (505,447)
                                                   ------------    -------------
Decrease in net assets from distributions to
  shareholders ................................     (6,072,746)      (1,546,481)
                                                   ------------    -------------
Fund Share Transactions:
Select Class:
  Proceeds from shares sold ...................      3,980,536        5,302,352
  Proceeds from shares acquired in merger .....             --       21,386,350
  Reinvestment of distributions ...............      2,046,351          884,514
  Cost of shares redeemed .....................     (4,207,880)     (11,844,145)
Adviser Class:
  Proceeds from shares sold ...................        947,289          820,339
  Proceeds from shares acquired in merger .....             --          493,887
  Reinvestment of distributions ...............        183,050          657,332
  Cost of shares redeemed .....................     (4,355,586)      (8,033,640)
                                                   ------------    -------------
Net increase (decrease) in net assets from
  fund share transactions .....................     (1,406,340)       9,666,989
                                                   ------------    -------------
Change in net assets ..........................      2,807,282       17,113,407
                                                   ------------    -------------
Net assets:
Beginning of period ...........................     68,679,247       51,565,840
                                                   ------------    -------------
End of period .................................    $71,486,529     $ 68,679,247
                                                   ============    =============
End of period net assets includes
  undistributed net investment income .........    $   291,911     $  1,324,863
                                                   ============    =============

100  See Notes to Financial Statements.

Notes to Financial Statements
April 30, 1997 (Unaudited)


--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds) each of which has its own investment objective, policies and restrictions.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. Each Fund is diversified and offers two classes of shares, the Select Class and the Adviser Class. The Select Class shares are offered principally to institutions and are not subject to sales charges or service fees. The Adviser Class shares are offered to all others and are subject to deferred sales charges payable upon redemption within four calendar years after the year of purchase. Additionally, the Adviser Class shares are subject to a shareholder service fee and Rule 12b-1 distribution fees. The Adviser Class shares were first made available to the public April 15, 1994 for all Funds except Aetna Index Plus Fund, which were made available to the public February 3, 1997.

The Company offers the following Funds described in this report:


     Aetna Money Market Fund (Money Market) seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

     Aetna Government Fund (Government) seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Aetna Bond Fund (Bond) seeks to provide high total return (i.e., income and capital appreciation) through investment in a diversified portfolio.

     The Aetna Fund (Aetna Fund) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

     Aetna Growth and Income Fund (Growth and Income) seeks long-term growth of capital and income through investment in a diversified portfolio primarily of common stocks and convertible securities.

     Aetna Growth Fund (Growth) seeks growth of capital through investment in a diversified portfolio primarily of common stocks and convertible securities.

     Aetna Index Plus Fund (Index Plus) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index (S&P 500), a stock market index comprised of 500 common stocks selected by the Standard and Poor's Corporation.

     Aetna Small Company Fund (Small Company) seeks growth of capital through investment in a diversified portfolio primarily of common stocks and convertible securities.

                                       Aetna Mutual Funds Semi-Annual Report 101

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------------------

     Aetna International Growth Fund (International Growth) seeks long-term capital growth primarily through investment in a diversified international portfolio of common stocks principally traded in countries outside of North America.

Aetna Life Insurance and Annuity Company (Aetna) serves as the Investment Adviser and principal underwriter to each Fund. Aeltus Investment Management, Inc. (Aeltus) is employed as a subadviser to the Funds.

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A.  Valuation of Investments

Except in Money Market, investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors. Money Market, as permitted by rule 2a-7 under the Investment Company Act of 1940, carries all investments at amortized cost, which approximates market value.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  Option Contracts

The Funds (except Money Market) may purchase and write (sell) put options, purchase call options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings.

Option contracts are valued daily, and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------------------

B.  Option Contracts (continued)

The Funds realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts.

                                       Aetna Mutual Funds Semi-Annual Report 103

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------------------

C.  Futures and Forward Foreign Currency Exchange Contracts (continued)

Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

D.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Federal Securities Act of 1933, under Rule 144A or, are securities offered pursuant to section 4(2). Each Fund may invest up to 15% (10% in the case of Money Market and Index Plus) of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Information regarding illiquid securities held at April 30, 1997 is shown below:

--------------------                ------------       ---------     ---------      -----         ------
                                                                                                   % of
                                     Acquisition       Par Value      Average       Market          Net
Security Description                    Dates          or Shares     Unit Cost      Value         Assets
--------------------                ------------       ---------     ---------      -----         ------
Money Market:
Bridgestone/Firestone Master
   Trust, Inc., 9.50%                  04/16/97        $9,500,000     $100.00    $9,500,000        2.0%
EG&G, Inc., 5.55-5.60%             04/14-04/21/97       8,200,000       99.75     8,176,468        1.7%
REIG Commercial Mortgage
   Funding Trust, 5.738%              12/17/96          7,466,667      100.00     7,466,667        1.6%
International Growth:
Sanitary Wares
   Manufacturing Corp.             09/07-10/10/94         761,400        0.06        43,311        0.1%

E.  Federal Income Taxes

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies (continued)
--------------------------------------------------------------------------------

F.  Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of the counterparties to meet the terms of the contract.

G.  Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

H.  Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

I.  Deferred Organizational Costs

The Company paid organizational expenses in connection with the start-up and initial registration of the Company. These organizational expenses have been capitalized and allocated equally to Money Market, Bond, Aetna Fund, Growth and Income, and International Growth. In addition, Index Plus paid organizational expenses in connection with its start-up and initial registration. Organizational expenses are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares representing initial capital of each Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

--------------------------------------------------------------------------------
2. Investment Advisory, Management, Shareholder Service and Distribution Fees
--------------------------------------------------------------------------------

The Funds pay the Investment Adviser annual fees expressed as a percentage of average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied.

                                       Aetna Mutual Funds Semi-Annual Report 105

--------------------------------------------------------------------------------
2. Investment Advisory, Management, Shareholder Service and Distribution Fees (continued)
--------------------------------------------------------------------------------

Below are the Funds' Investment Advisory fee ranges and the effective rates as of April 30, 1997:


                         Fee       Effective                              Fee        Effective
                        Range         Rate                               Range         Rate
                        -----         ----                               -----         ----
Money Market         .40% - .30%      .40%    Growth                  .70% - .55%      .70%
Government           .50% - .40%      .50%    Index Plus              .45% - .375%     .45%
Bond                 .50% - .40%      .50%    Small Company           .85% - .725%     .85%
Aetna Fund           .80% - .65%      .80%    International Growth    .85% - .70%      .85%
Growth and Income    .70% - .55%      .68%


Under the terms of a Subadvisory Agreement among the Funds, Aetna and Aetna's affiliate, Aeltus, Aeltus supervises the investment and reinvestment of cash and securities and provides certain related administrative services for each Fund in exchange for fees up to 0.55% of each Funds' average daily net assets. For the period ended April 30, 1997, Aetna paid Aeltus $1,784,797 in accordance with the terms of the agreement.

Under the terms of an Administrative Services Agreement, Aetna acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aetna a monthly fee at an annual rate based on average daily net assets of 0.25% on the first $250 million. As each Fund's net assets exceed $250 million, lower fees will apply.

The Funds have adopted a Shareholder Services Plan for the Adviser Class shares. Under the Shareholder Service Plan, Aetna is paid a service fee at an annual rate of 0.25% (0.10% for the Money Market Fund) of the average daily net assets of the Adviser Class of each Fund. This fee is used as compensation for expenses incurred in servicing shareholder accounts. For the period ended April 30, 1997, the Funds paid Aetna $58,902 in service fees, net of waiver of $65,724 for Money Market.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan provides for payments to Aetna at an annual rate of 0.50% of the average daily net assets of the Adviser Class shares of each Fund, except for Money Market. Amounts paid by the Funds are used to pay expenses incurred by Aetna in promoting the sale of the Adviser Class shares. For the period ended April 30, 1997, the Funds paid Aetna $118,225 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Funds' independent directors.

Presently, the Funds' class-specific expenses are limited to Shareholder Services and Distribution Plan expenses incurred by the Adviser Class shares.

--------------------------------------------------------------------------------
3. Reimbursement from Investment Adviser
--------------------------------------------------------------------------------

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

--------------------------------------------------------------------------------
4. Purchases and Sales of Investment Securities
--------------------------------------------------------------------------------

Purchases and sales of investment securities, excluding short-term investments, for all Funds except Money Market, for the period ended April 30, 1997:

                                     Cost of             Proceeds
                                    Purchases           from Sales
                                    ---------           ----------
Money Market...................   $5,302,302,814     $5,181,244,000
Government.....................        9,229,485          8,574,755
Bond...........................        3,900,111            409,011
Aetna Fund.....................       33,795,727         27,013,245
Growth and Income..............      360,079,408        352,963,550
Growth.........................       35,570,165         26,647,493
Index Plus.....................       13,728,068          3,036,606
Small Company..................       16,682,618         31,308,224
International Growth...........       75,061,331         85,403,215

--------------------------------------------------------------------------------
5. Options
--------------------------------------------------------------------------------

All Funds except Money Market may use options. For the six month period ended April 30, 1997, the following reflects the covered call and put option activity:


        --------------------                               -----------------
        Call Options Written                               Growth and Income
        --------------------                               -----------------
                                           Number of        Deferred Premium      Realized
                                           Contracts            Received        Gain (Loss)

    Outstanding October 31, 1996                1,928             $1,632,779      $   761,151
    Written.............................        2,421              3,993,216               --
    Canceled............................       (4,297)            (5,613,389)      (1,980,202)
    Exercised...........................
    Expired.............................          (17)                (4,836)              --
                                           -----------     ------------------   --------------
    Outstanding April 30, 1997                     35             $    7,770      $(1,219,051)
                                           ===========     ==================   ==============

        -------------------                                -----------------
        Put Options Written                                Growth and Income
        -------------------                                -----------------
                                           Number of        Deferred Premium       Realized
                                           Contracts            Received          Gain (Loss)
    Outstanding October 31, 1996                   95             $  101,962      $        --
    Written.............................           87                108,489               --
    Canceled............................          (95)              (117,075)          42,640
    Exercised...........................          (87)               (93,376)          93,376
    Expired.............................           --                     --               --
                                           ----------      -------------------   --------------
    Outstanding April 30, 1997                     --             $       --      $   136,016
                                           ==========      ===================   ==============

                                       Aetna Mutual Funds Semi-Annual Report 107

--------------------------------------------------------------------------------
6. Capital Loss Carryforwards
--------------------------------------------------------------------------------

At April 30, 1997, for federal income tax purposes, the Funds had the following capital loss carryforwards:

                                      Capital Loss
               Fund                   Carryforward           Year of Expiration
               ----                   ------------           ------------------
  Government                          $   271,000                   2002
                                          546,000                   2003
  ------------------------------------------------------------------------------
  Bond                                    129,000                   2001
                                          800,000                   2002
  ------------------------------------------------------------------------------
  International Growth                    104,000                   2002
                                        2,700,000                   2003
  ------------------------------------------------------------------------------

The Board of Directors will not distribute any realized gains until the capital loss carryforwards have been offset or expire.

--------------------------------------------------------------------------------
7. Forward Foreign Currency Exchange Contracts
--------------------------------------------------------------------------------

At April 30, 1997, Growth and Income and International Growth had the following open forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The net unrealized gains of $154,577 and $295,848, respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:


Growth and Income:
    Exchange          Currency to        U.S. $ Value        Currency to         U.S. $ Value       Unrealized
      Date           be Delivered      October 31, 1996      be Received       October 31, 1996     Gain (Loss)
      ----           ------------      ----------------      -----------       ----------------     -----------
Contracts to Buy
----------------
05/20/97                197,213           $ 197,213           6,900,000           $ 193,446        $ (3,767)
                      U.S. Dollar                           Belgian Franc
--------------------------------------------------------------------------------------------------------------
05/05/97                384,916             384,916            656,000              378,960          (5,956)
                      U.S. Dollar                        German Deutschemark
--------------------------------------------------------------------------------------------------------------
05/13/97                107,312             107,312            608,000              104,267          (3,045)
                      U.S. Dollar                           French Franc
--------------------------------------------------------------------------------------------------------------
05/06/97                40,670               40,670           102,000                40,631             (39)
                      U.S. Dollar                        Malaysian Ringgit
--------------------------------------------------------------------------------------------------------------
05/01/97                144,525             144,525           281,000               144,253            (272)
                      U.S. Dollar                          Dutch Guilder
--------------------------------------------------------------------------------------------------------------
05/20/97                489,087             489,087          3,630,000              463,096         (25,991)
                      U.S. Dollar                          Swedish Krona
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. Forward Foreign Currency Exchange Contracts (continued)
--------------------------------------------------------------------------------


Growth and Income (continued):
    Exchange          Currency to           U.S. $ Value        Currency to         U.S. $ Value       Unrealized
      Date           be Delivered         October 31, 1996      be Received       October 31, 1996     Gain (Loss)
      ----           ------------         ----------------      -----------       ----------------     -----------
Contracts to Sell
-----------------
05/20/97              21,190,000              $  594,073          606,451               $  606,451       $  12,378
                     Belgian Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
06/03/97               1,192,000                 811,989          828,742                  828,742          16,753
                     Swiss France                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
05/05/97               3,162,000               1,826,633         1,877,615               1,877,615          50,982
                  German Deutschemark                           U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
05/13/97               6,931,800               1,188,755         1,228,789               1,228,789          40,034
                     French Franc                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
05/02/97                218,000                  353,717          353,596                  353,596            (121)
                     British Pound                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
05/05/97              122,410,000                 71,490          71,713                    71,713             223
                     Italian Lira                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
06/17/97              134,660,000              1,068,617         1,106,089               1,106,089          37,472
                     Japanese Yen                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
07/24/97              112,930,000                901,059          906,413                  906,413           5,354
                     Japanese Yen                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
06/18/97               1,339,000                 689,711          692,728                  692,728           3,017
                     Dutch Guilder                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
07/18/97                770,000                  397,452          399,378                  399,378           1,926
                     Dutch Guilder                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
05/20/97               3,630,000                 463,095          488,724                  488,724          25,629
                     Swedish Krona                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                         $ 154,577
                                                                                                         ==========


International Growth:
Contracts to Sell
-----------------
05/20/97              30,650,000             $  859,668           877,080               $ 877,080         $ 17,412
                     Belgian Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
06/03/97               2,565,000              1,747,763          1,782,656              1,782,656           34,893
                      Swiss Franc                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
05/05/97               7,240,000              4,182,952          4,302,255              4,302,255          119,303
                  German Deutschemark                           U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
05/13/97              15,938,800              2,733,514          2,831,312              2,831,312           97,798
                     French Franc                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
06/17/97              32,160,000                255,239           261,190                 261,190            5,951
                     Japanese Yen                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
07/24/97              166,763,200             1,331,224          1,338,669              1,338,669            7,445
                     Japanese Yen                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
06/18/97               2,323,000              1,196,681          1,202,929              1,202,929            6,248
                     Dutch Guilder                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
07/18/97               2,820,000              1,456,058          1,462,856              1,462,856            6,798
                     Dutch Guilder                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                         ==========
                                                                                                         $ 295,848
                                                                                                         ==========

                                   Aetna Mutual Funds Semi-Annual Report     109

--------------------------------------------------------------------------------
8. Authorized Capital Shares and Capital Share Transactions
--------------------------------------------------------------------------------

The Company is authorized to issue a total of 4.8 billion shares. Of those 4.8 billion shares, 4.2 billion have been designated to the Funds described in this report as follows: All of the Funds, except Money Market and International Growth, have been allocated 100 million shares each of Select and Adviser Class shares. Money Market has been allocated one billion shares each of Select and Adviser Class shares and International Growth has been allocated 200 million shares each of Select and Adviser Class shares. Share transactions for each Fund were as follows:

                                                                   ------------
                                                                   Money Market
                                                                   ------------
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended          Year ended
                                   April 30, 1997      October 31, 1996      April 30, 1997      October 31, 1996
                                   ---------------     -----------------     ---------------     -----------------

Shares sold                              165,312,107         365,382,830          250,529,254         313,079,417
Shares issued upon reinvestment            6,860,057          11,942,795            3,363,624           5,181,096

Shares redeemed                         (164,864,254)       (329,569,238)        (229,887,921)       (277,136,873)
                                  -------------------  ------------------  -------------------   -----------------
Net increase                               7,307,910          47,756,387           24,004,957          41,123,640
                                  ===================  ==================  ===================   =================


                                                                   ------------
                                                                    Government
                                                                   ------------
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended          Year ended
                                   April 30, 1997     October 31, 1996      April 30, 1997       October 31, 1996
                                   ---------------    -----------------     ---------------      -----------------

Shares sold                                   62,390             713,747               15,660              39,879
Shares issued upon reinvestment               16,795              74,064                1,672               3,012

Shares redeemed                             (145,585)         (1,613,555)             (17,180)            (29,591)
                                  -------------------  ------------------  -------------------   -----------------
Net increase (decrease)                      (66,400)           (825,744)                 152              13,300
                                  ===================  ==================  ===================   =================

                                                                       ----
                                                                       Bond
                                                                       ----
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended          Year ended
                                   April 30, 1997     October 31, 1996      April 30, 1997       October 31, 1996
                                   ---------------    -----------------     ---------------      ----------------

Shares sold                                  625,089           1,648,950               12,009              71,509
Shares issued upon reinvestment               83,191             194,746                2,046              11,487

Shares redeemed                             (441,013)         (2,175,384)             (22,848)           (710,934)
                                  -------------------  ------------------  -------------------   -----------------
Net increase (decrease)                      267,267            (331,688)              (8,793)           (627,938)
                                  ===================  ==================  ===================   =================

--------------------------------------------------------------------------------
8. Authorized Capital Shares and Capital Share Transactions (continued)
--------------------------------------------------------------------------------

                                                                    ----------
                                                                    Aetna Fund
                                                                    ----------
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended           Year ended
                                   April 30, 1997     October 31, 1996      April 30, 1997       October 31, 1996
                                   ---------------    -----------------     ---------------      ----------------
Shares sold                                  425,416             697,153               95,712             183,243
Shares issued upon reinvestment              883,926             478,258               36,708               9,351

Shares redeemed                             (671,036)         (1,414,565)             (28,535)            (22,472)
                                  -------------------  ------------------  -------------------   -----------------
Net increase (decrease)                      638,306            (239,154)             103,885             170,122
                                  ===================  ==================  ===================   =================

                                                                 -----------------
                                                                 Growth and Income
                                                                 -----------------
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended           Year ended
                                   April 30, 1997     October 31, 1996      April 30, 1997       October 31, 1996
                                   ---------------    -----------------     ---------------      ----------------

Shares sold                                2,435,439           2,267,932              230,790             306,132
Shares issued upon reinvestment            4,628,605           1,939,499               82,945              13,795

Shares redeemed                             (841,237)         (6,711,381)             (41,661)            (62,059)
                                  -------------------  ------------------  -------------------   -----------------
Net increase (decrease)                    6,222,807          (2,503,950)             272,074             257,868
                                  ===================  ==================  ===================   =================

                                                                      ------
                                                                      Growth
                                                                      ------
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended          Year ended
                                   April 30, 1997     October 31, 1996      April 30, 1997       October 31, 1996
                                   ---------------    -----------------     ---------------      ----------------

Shares sold                                  932,668           1,929,958              110,642             237,851
Shares issued upon reinvestment              294,473             391,202               28,553              21,388

Shares redeemed                             (230,783)         (1,839,571)             (31,643)            (60,225)
                                  -------------------  ------------------  -------------------   -----------------
Net increase                                 996,358             481,589              107,552             199,014
                                  ===================  ==================  ===================   =================

                                       Aetna Mutual Funds Semi-Annual Report 111

--------------------------------------------------------------------------------
8. Authorized Capital Shares and Capital Share Transactions (continued)
--------------------------------------------------------------------------------


                                                    ----------
                                                    Index Plus
                                                    ----------
                                          Select                 Adviser
                                  ----------------------- ----------------------
                                      Period from              Period from
                                  December 10, 1996 to     February 3, 1996 to
                                    April 30, 1997           April 30, 1997
                                    ---------------          --------------

Shares sold                                  1,226,320                   14,989
Shares redeemed                               (141,905)                      --
                                    -------------------      -------------------
Net increase                                 1,084,415                   14,989
                                    ===================      ===================


                                                                   -------------
                                                                   Small Company
                                                                   -------------
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended          Year ended
                                   April 30, 1997     October 31, 1996      April 30, 1997       October 31, 1996
                                   ---------------    -----------------     ---------------      -----------------

Shares sold                                  953,165             482,151               67,873             199,296
Shares issued upon reinvestment              157,197             254,901               79,226              11,630

Shares redeemed                           (1,702,512)         (1,025,158)             (41,697)            (37,416)
                                  -------------------  ------------------  -------------------   -----------------
Net increase (decrease)                     (592,150)           (288,106)             105,402             173,510
                                  ===================  ==================  ===================   =================

                                                               --------------------
                                                               International Growth
                                                               --------------------
                                                  Select                                  Adviser
                                  ---------------------------------------  ---------------------------------------
                                     Period ended         Year ended          Period ended          Year ended
                                   April 30, 1997     October 31, 1996      April 30, 1997       October 31, 1996
                                   ---------------    -----------------     ---------------      -----------------

Shares sold                                  321,146           1,148,784               76,544             133,505
Shares issued in merger                           --           2,056,895                   --              48,739
Shares issued upon reinvestment              172,688              81,841               15,434              61,119

Shares redeemed                             (349,174)         (1,767,418)            (352,947)           (797,971)
                                  -------------------  ------------------  -------------------   -----------------
Net increase (decrease)                      144,660           1,520,102             (260,969)           (554,608)
                                  ===================  ==================  ===================   =================

--------------------------------------------------------------------------------
8. Authorized Capital Shares and Capital Share Transactions (continued)
--------------------------------------------------------------------------------

As of April 30, 1997, the following shares of the Funds were owned by Aetna and its affiliates:
                                   Select                   Adviser
                                   ------                   -------
   Money Market                89,949,737                        --
   Government                     845,169                        --
   Bond                           959,857                        --
   Aetna Fund                     135,176                        --
   Growth and Income              603,893                        --
   Growth                         148,674                        --
   Index Plus                   1,020,997                     2,365
   Small Company                1,244,627                        --
   International Growth         2,055,124                 1,432,269


                                   Aetna Mutual Funds Semi-Annual Report     113

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                                                       ------------
                                                                       Money Market
                                                                       ------------

                                                                       ------------
                                                                       Select Class
                                                                       ------------


                                              Six month                                     Ten-month
                                            period ended       Year           Year           period           Year
                                              April 30,        ended          ended           ended          ended
                                                1997        October 31,    October 31,     October 31,    December 31,
                                             (Unaudited)       1996           1995            1994            1993
                                            --------------  ------------   ------------   -------------   -----------
Net asset value per share, beginning of
   period ...............................     $    1.00      $     1.00     $     1.00     $     1.00     $    1.00
                                              ----------     ----------    ----------      -----------    ----------
   Income from investment operations:
   Net investment income ................          0.03            0.05           0.06           0.03          0.03
                                              ----------     -----------    -----------    -----------    ----------
     Total ..............................          0.03            0.05           0.06           0.03          0.03
   Less distributions:
   From net investment income ...........         (0.03)          (0.05)         (0.06)         (0.03)        (0.03)
                                              ----------     -----------    -----------    -----------    ----------
Net asset value per share, end of period      $    1.00      $     1.00     $     1.00     $     1.00     $    1.00
                                              ==========     ===========    ===========    ===========    ==========

Total return ............................          2.66%           5.44%          5.95%          3.33%         3.29%
Net assets, end of period (000's) .......     $ 330,589      $  323,281     $  275,524     $  161,756     $ 107,844
Ratio of total expenses to average net
   assets* ..............................          0.33%           0.30%          0.27%          0.21%         0.00%
Ratio of net investment income to
   average net assets* ..................          5.28%           5.30%          5.78%          4.05%         3.33%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................          0.84%           0.83%          0.88%          0.85%         0.95%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................          4.78%           4.78%          5.17%          3.38%         2.38%

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                       ------------
                                                                       Money Market
                                                                       ------------

                                                                       -------------
                                                                       Adviser Class
                                                                       -------------

                                                                                                    Period
                                                  Six month          Year           Year             from
                                                 period ended       ended          ended       April 15, 1994 to
                                                April 30, 1997   October 31,    October 31,       October 31,
                                                 (Unaudited)         1996           1995              1994
                                                ---------------  -------------  -------------  -----------------
Net asset value per share, beginning of
   period ...............................         $     1.00      $     1.00      $    1.00         $   1.00
                                                  -----------     -----------     ----------        ---------
   Income from investment operations:
   Net investment income ................               0.03            0.05           0.06             0.03
                                                  -----------     -----------     ----------        ---------
     Total ..............................               0.03            0.05           0.06             0.03
   Less distributions:
   From net investment income ...........              (0.03)          (0.05)         (0.06)           (0.03)
                                                  -----------     -----------     ----------        ---------
Net asset value per share, end of period          $     1.00      $     1.00      $    1.00         $   1.00
                                                  ===========     ===========     ==========        =========

Total return ............................               2.66%           5.44%          5.95%            2.41%
Net assets, end of period (000's) .......         $  143,854      $  119,849      $  78,726         $ 47,350
Ratio of total expenses to average net
   assets* ..............................               0.33%           0.30%          0.26%            0.21%
Ratio of net investment income to
   average net assets* ..................               5.28%           5.30%          5.79%            4.27%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................               0.94%           0.93%          0.87%            0.92%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................               4.68%           4.67%          5.19%            3.67%

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 115

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                                                        ----------
                                                                        Government
                                                                        ----------

                                                                       ------------
                                                                       Select Class
                                                                       ------------

                                                                                               Period
                                              Six month         Year            Year            from
                                            period ended        ended          ended      April 15, 1994 to
                                           April 30, 1997    October 31,    October 31,      October 31,
                                             (Unaudited)        1996            1995             1994
                                          ---------------  -------------  -------------  -----------------
Net asset value per share, beginning of
   period ...............................      $  9.80        $  10.01       $   9.41          $  10.00
                                               --------       ---------      ---------         ---------
   Income from investment operations:
   Net investment income ................         0.28            0.56           0.64              0.40
   Net realized and unrealized gain
     (loss) .............................        (0.15)          (0.13)          0.59             (0.63)
                                               --------       ---------      ---------         ---------
     Total ..............................         0.13            0.43           1.23             (0.23)
   Less distributions:
   From net investment income ...........        (0.33)          (0.64)         (0.63)            (0.36)
                                               --------       ---------      ---------         ---------
Net asset value per share, end of period       $  9.60        $   9.80       $  10.01          $   9.41
                                               ========       =========      =========         =========

Total return ............................         1.34%           4.43%         13.58%            (2.37)%
Net assets, end of period (000's) .......      $ 9,816        $ 10,662       $ 19,154          $ 26,110
Ratio of total expenses to average net
   assets* ..............................         0.70%           0.70%          0.70%             0.41%
Ratio of net investment income to
   average net assets* ..................         5.88%           5.67%          6.79%             5.29%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................         1.73%           1.57%          1.30%             1.16%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................         4.85%           4.80%          6.19%             4.54%
Portfolio turnover rate .................        87.41%          50.48%        117.31%            43.63%

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                        ----------
                                                                        Government
                                                                        ----------

                                                                       -------------
                                                                       Adviser Class
                                                                       -------------

                                                                                                 Period
                                               Six-month          Year           Year             from
                                              period ended       ended           ended      April 15, 1994 to
                                             April 30, 1997   October 31,     October 31,      October 31,
                                              (Unaudited)         1996           1995              1994
                                            ---------------  -------------   ------------   -----------------
Net asset value per share, beginning of
   period ...............................         $   9.79       $  10.00      $   9.41        $   9.67
                                                  --------       --------      --------        --------
   Income from investment operations:
   Net investment income ................             0.25           0.48          0.60            0.24
   Net realized and unrealized gain
     (loss)..............................            (0.15)         (0.13)         0.56           (0.24)
                                                  --------       --------      --------        --------
     Total ..............................             0.10           0.35          1.16            0.00
   Less distributions:
   From net investment income ...........            (0.29)         (0.56)        (0.57)          (0.26)
                                                  --------       --------      --------        --------
Net asset value per share, end of period          $   9.60       $   9.79      $  10.00        $   9.41
                                                  ========       ========      ========        ========

Total return ............................             1.07%          3.75%        12.60%          (0.06)%
Net assets, end of period (000's) .......         $    518       $    526      $    405        $    151
Ratio of total expenses to average net
   assets* ..............................             1.45%          1.45%         1.51%           1.28%
Ratio of net investment income to average
   net assets* ..........................             5.14%          4.96%         6.02%           4.68%
Ratio of net expense before reimbursement
   and waiver to average net assets*                  2.48%          2.32%         2.11%           2.11%

Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................             4.11%          4.09%         5.42%           3.85%
Portfolio turnover rate .................            87.41%         50.48%       117.31%          43.63%

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 117

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                                                           ----
                                                                           Bond
                                                                           ----

                                                                       ------------
                                                                       Select Class
                                                                       ------------

                                                                                          Ten-month
                                                Six month        Year         Year         period          Year
                                              period ended      ended        ended          ended          ended
                                             April 30, 1997   October 31,  October 31,    October 31,    December 31,
                                              (Unaudited)        1996         1995           1994           1993
                                             --------------   -----------  ------------   -----------   -------------
Net asset value per share, beginning of
   period .................................     $  10.09      $  10.27     $    9.58       $  10.37      $   9.99
                                                ---------     ---------    ----------      ---------     ---------
   Income from investment operations:
   Net investment income ..................         0.30          0.65          0.65           0.52          0.55
   Net realized and unrealized gain (loss)         (0.09)        (0.15)         0.65          (0.86)         0.45
                                                ---------     ---------    ----------      ---------     ---------
     Total ................................         0.21          0.50          1.30          (0.34)         1.00
   Less distributions:
   From net investment income .............        (0.33)        (0.68)        (0.61)         (0.45)        (0.55)
   In excess of net investment income .....           --            --            --             --         (0.07)
                                                ---------     ---------    ----------      ---------     ---------
Net asset value per share, end of period ..     $   9.97      $  10.09     $   10.27       $   9.58      $  10.37
                                                =========     =========    ==========      =========     =========

Total return ..............................         2.11%         5.09%        14.06%         (3.31)%       10.20%
Net assets, end of period (000's) .........     $ 31,178      $ 28,864     $  32,778       $ 27,584      $ 46,788
Ratio of total expenses to average net
   assets* ................................         0.75%         0.75%         0.79%          0.76%         0.47%
Ratio of net investment income to average
   net assets* ............................         6.04%         6.16%         6.56%          6.29%         5.34%
Ratio of net expense before reimbursement
   and waiver to average net assets* ......         1.11%         1.16%         1.06%          1.06%         1.01%

Ratio of net investment income before
   reimbursement and waiver to average net
   assets* ................................         5.68%         5.75%         6.25%          5.98%         4.80%
Portfolio turnover rate ...................         1.48%        42.33%        56.99%         51.80%        50.01%

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                           ----
                                                                           Bond
                                                                           ----

                                                                       -------------
                                                                       Adviser Class
                                                                       -------------

                                                                                                  Period
                                             Six month           Year            Year              from
                                           period ended         ended            ended       April 15, 1994 to
                                          April 30, 1997     October 31,      October 31,       October 31,
                                            (Unaudited)          1996            1995              1994
                                          ----------------  ---------------  --------------  ------------------
Net asset value per share, beginning of
   period ...............................      $ 10.09         $ 10.27          $  9.58         $    9.92
                                               --------        ---------        --------        ----------
   Income from investment operations:
   Net investment income ................         0.26            0.62             0.56              0.28
   Net realized and unrealized gain
     (loss) .............................        (0.10)          (0.20)            0.66             (0.35)
                                               --------        ---------        --------        ----------
     Total ..............................         0.16            0.42             1.22             (0.07)
   Less distributions:
   From net investment income ...........        (0.29)          (0.60)           (0.53)            (0.27)
                                               --------        ---------        --------        ----------
Net asset value per share, end of period       $  9.96         $ 10.09          $ 10.27         $    9.58
                                               ========        =========        ========        ==========

Total return ............................         1.64%           4.27%           13.28%            (0.68)%
Net assets, end of period (000's) .......      $   779         $   877          $ 7,340         $  25,405
Ratio of total expenses to average net
   assets* ..............................         1.50%           1.50%            1.50%             1.49%
Ratio of net investment income to
   average net assets* ..................         5.29%           5.47%            5.91%             5.36%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................         1.86%           1.91%            1.82%             1.81%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................         4.93%           5.06%            5.60%             5.04%
Portfolio turnover rate .................         1.48%          42.33%           56.99%            51.80%

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 119

Financial Highlights


Selected data for a fund share outstanding throughout each period:

                                                                        ----------
                                                                        Aetna Fund
                                                                        ----------

                                                                       ------------
                                                                       Select Class
                                                                       ------------
                                                                                        Ten-month
                                                Six month       Year         Year         period         Year
                                              period ended     ended         ended        ended         ended
                                             April 30, 1997  October 31,   October 31,  October 31,   December 31,
                                               (Unaudited)      1996         1995          1994          1993
                                              -------------- -----------  ------------  -----------  -------------
Net asset value per share, beginning of
   period .................................     $  13.52      $  12.36     $   10.65     $  10.82      $  10.18
                                                ---------     ---------    ----------    ---------     ---------
   Income from investment operations:
   Net investment income ..................         0.16          0.31          0.35         0.23          0.34
   Net realized and unrealized gain (loss)          0.36          1.77          1.69        (0.28)         0.64
                                                ---------     ---------    ----------    ---------     ---------
     Total ................................         0.52          2.08          2.04        (0.05)         0.98
   Less distributions:
   From net investment income .............        (0.18)        (0.35)        (0.33)       (0.12)        (0.30)
   In excess of net investment income .....           --            --            --           --         (0.01)
   From net realized gains on investments          (1.50)        (0.57)           --           --         (0.03)
                                                ---------     ---------    ----------    ---------     ---------
Net asset value per share, end of period ..     $  12.36      $  13.52     $   12.36     $  10.65      $  10.82
                                                =========     =========    ==========    =========     =========
Total return ..............................         3.95%        17.63%        19.45%       (0.42)%        9.84%
Net assets, end of period (000's) .........     $ 88,853      $ 88,625     $  83,941     $ 76,267      $ 63,982
Ratio of total expenses to average net
   assets* ................................         1.26%         1.31%         1.27%        1.09%         0.93%
Ratio of net investment income to average
   net assets* ............................         2.46%         2.42%         3.14%        2.65%         3.21%
Ratio of net expense before reimbursement
   and waiver to average net assets* ......         1.26%         1.31%         1.30%        1.32%         1.34%

Ratio of net investment income before
   reimbursement and waiver to average net
   assets* ................................         2.46%         2.42%         3.11%        2.42%         2.79%
Portfolio turnover rate ...................        34.35%       117.88%       129.05%       86.10%        19.95%
Average commission rate paid per share ....     $ 0.0594       $0.0557            --           --            --

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                        ----------
                                                                        Aetna Fund
                                                                        ----------

                                                                       -------------
                                                                       Adviser Class
                                                                       -------------
                                                                                                      Period
                                                Six month           Year             Year              from
                                              period ended         ended             ended       April 15, 1994 to
                                             April 30, 1997     October 31,       October 31,       October 31,
                                               (Unaudited)          1996             1995              1994
                                             ----------------   -------------    --------------  ------------------
Net asset value per share, beginning of
   period ...............................       $   13.49         $  12.34         $   10.62         $  10.54
                                                ----------        ---------        ----------        ---------
   Income from investment operations:
   Net investment income ................            0.11             0.20              0.23             0.19
   Net realized and unrealized gain .....            0.35             1.79              1.91               --
                                                ----------        ---------        ----------        ---------
     Total ..............................            0.46             1.99              2.14             0.19
   Less distributions:
   From net investment income ...........           (0.14)           (0.27)            (0.42)           (0.11)
   From net realized gains on
     investments ........................           (1.50)           (0.57)               --               --
                                                ----------        ---------        ----------        ---------
Net asset value per share, end of period        $   12.31         $  13.49         $   12.34         $  10.62
                                                ==========        =========        ==========        =========

Total return ............................            3.44%           16.83%            18.32%            1.84%
Net assets, end of period (000's) .......       $   4,733         $  3,783         $   1,362         $ 26,396
Ratio of total expenses to average net
   assets* ..............................            2.02%            2.07%             2.04%            1.87%
Ratio of net investment income to
   average net assets* ..................            1.70%            1.60%             2.61%            1.90%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................            2.02%            2.07%             2.07%            2.06%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................            1.70%            1.60%             2.58%            1.67%
Portfolio turnover rate .................           34.35%          117.88%           129.05%           86.10%
Average commission rate paid per share          $  0.0594          $0.0557                --               --

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 121

Financial Highlights

Selected data for a fund share outstanding throughout each period:

                                                                     -----------------
                                                                     Growth and Income
                                                                     -----------------

                                                                     -----------------
                                                                       Select Class
                                                                     -----------------


                                           Six month                                    Ten-month
                                         period ended        Year           Year          period          Year
                                           April 30,         ended          ended          ended         ended
                                             1997         October 31,    October 31,    October 31,   December 31,
                                          (Unaudited)        1996           1995           1994           1993
                                         --------------  ------------   ------------   ------------  -------------
Net asset value per share, beginning of
   period ...............................  $    15.74     $   13.46      $   11.11      $   11.03      $  10.51
                                           -----------    ----------     ----------     ----------     ---------
   Income from investment operations:
   Net investment income ................        0.08          0.19           0.21           0.12          0.19
   Net realized and unrealized gain .....        1.80          3.09           2.27           0.04          0.50
                                           -----------    ----------     ----------     ----------     ---------
     Total ..............................        1.88          3.28           2.48           0.16          0.69
   Less distributions:
   From net investment income ...........       (0.14)        (0.24)         (0.13)         (0.08)        (0.16)
   From net realized gains on
     investments ........................       (2.60)        (0.76)             -              -         (0.01)
                                           -----------    ----------     ----------     ----------     ---------
Net asset value per share, end of period   $    14.88     $   15.74      $   13.46      $   11.11      $  11.03
                                           ===========    ==========     ==========     ==========     =========

Total return ............................       12.64%        25.69%         22.58%          1.40%         6.58%
Net assets, end of period (000's) .......  $  449,830     $ 377,784      $ 356,803      $ 301,360      $ 60,127
Ratio of total expenses to average net
   assets* ..............................        1.03%         1.08%          1.10%          0.92%         1.13%
Ratio of net investment income to
   average net assets* ..................        1.09%         1.35%          1.73%          1.51%         1.77%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................        1.03%         1.08%          1.10%          1.03%         1.27%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................        1.09%         1.35%          1.73%          1.39%         1.55%
Portfolio turnover rate .................       85.36%       106.09%        127.43%         54.13%        23.60%
Average commission rate paid per share     $   0.0436     $  0.0505              -              -             -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                     -----------------
                                                                     Growth and Income
                                                                     -----------------

                                                                     -----------------
                                                                       Adviser Class
                                                                     -----------------

                                                                                                    Period
                                                                                                     from
                                                 Six month          Year             Year       April 15, 1994
                                                period ended        ended           ended              to
                                               April 30, 1997    October 31,     October 31,      October 31,
                                                (Unaudited)         1996             1995            1994
                                             ---------------  --------------  ---------------  -----------------
Net asset value per share, beginning of
   period ...............................       $   15.69        $   13.43       $   11.08         $ 10.75
                                                ----------       ----------      ----------        ---------
   Income from investment operations:
   Net investment income ................            0.03             0.08            0.12            0.11
   Net realized and unrealized gain .....            1.79             3.08            2.31            0.30
                                                ----------       ----------      ----------        ---------
     Total ..............................            1.82             3.16            2.43            0.41
   Less distributions:
   From net investment income ...........           (0.09)           (0.14)          (0.08)          (0.08)
   From net realized gains on
     investments ........................           (2.60)           (0.76)              -               -
                                                ----------       ----------      ----------        ---------
Net asset value per share, end of period        $   14.82        $   15.69       $   13.43         $ 11.08
                                                ==========       ==========      ==========        =========

Total return ............................           12.24%           24.70%          21.90%           3.71%
Net assets, end of period (000's) .......       $  10,302        $   6,638       $   2,217         $ 5,740
Ratio of total expenses to average net
   assets* ..............................            1.78%            1.83%           1.84%           2.32%
Ratio of net investment income to
   average net assets* ..................            0.34%            0.55%           1.14%           1.74%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................            1.78%            1.83%           1.84%           2.42%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................            0.34%            0.55%           1.14%           1.65%
Portfolio turnover rate .................           85.36%          106.09%         127.43%          54.13%
Average commission rate paid per share          $  0.0436        $  0.0505               -               -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 123

Financial Highlights


Selected data for a fund share outstanding throughout each period:

                                                                     -----------------
                                                                         Growth
                                                                     -----------------

                                                                     -----------------
                                                                      Select Class
                                                                     -----------------

                                                                                                  Period
                                             Six month           Year           Year               from
                                           period ended         ended          ended         April 15, 1994 to
                                          April 30, 1997     October 31,    October 31,         October 31,
                                            (Unaudited)          1996           1995               1994
                                          ----------------  ------------------------------   ------------------
Net asset value per share, beginning of
   period ...............................    $   14.36         $  13.75      $   10.78          $   10.00
                                             ----------        ---------     ----------         ----------
   Income from investment operations:
   Net investment income ................         0.02             0.03           0.04               0.09
   Net realized and unrealized gain .....         1.02             2.39           3.02               0.69
                                             ----------        ---------     ----------         ----------
     Total ..............................         1.04             2.42           3.06               0.78
   Less distributions:
   From net investment income ...........        (0.03)           (0.05)         (0.08)                 -
   From net realized gains on
     investments ........................        (1.20)           (1.76)         (0.01)                 -
                                             ----------        ---------     ----------         ----------
Net asset value per share, end of period     $   14.17         $  14.36      $   13.75          $   10.78
                                             ==========        =========     ==========         ==========

Total return ............................         7.36%           19.82%         28.79%              7.70%
Net assets, end of period (000's) .......    $  59,006         $ 45,473      $  36,936          $  27,188
Ratio of total expenses to average net
   assets* ..............................         1.21%            1.28%          1.20%              0.92%
Ratio of net investment income to
   average net assets* ..................         0.31%            0.20%          0.36%              1.10%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................         1.21%            1.28%          1.30%              1.42%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................         0.31%            0.20%          0.26%              0.60%
Portfolio turnover rate .................        47.25%          144.19%        171.75%            120.32%
Average commission rate paid per share       $  0.0606         $ 0.0598              -                  -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                                                     -----------------
                                                                         Growth
                                                                     -----------------

                                                                     -----------------
                                                                      Adviser Class
                                                                     -----------------

                                                                                                   Period
                                                                                                    from
                                                 Six month          Year             Year      April 15, 1994
                                               period ended        ended            ended            to
                                              April 30, 1997    October 31,      October 31,     October 31,
                                                (Unaudited)         1996             1995           1994
                                             ----------------  -------------    ------------- -----------------
Net asset value per share, beginning of
   period ...............................       $   14.17       $   13.63       $   10.74         $  10.26
                                                ----------      ----------      ----------        ---------
   Income from investment operations:
   Net investment income ................           (0.03)          (0.08)          (0.06)           (0.02)
   Net realized and unrealized gain .....            1.00            2.38            3.00             0.50
                                                ----------      ----------      ----------        ---------
     Total ..............................            0.97            2.30            2.94             0.48
   Less distributions:
   From net investment income ...........               -               -           (0.05)               -
   From net realized gains on
     investments ........................           (1.14)          (1.76)              -                -
                                                ----------      ----------       ----------      ----------
Net asset value per share, end of period        $   14.00       $   14.17       $   13.63         $  10.74
                                                ==========      ==========      ==========        =========

Total return ............................            6.96%          18.97%          27.92%            4.58%
Net assets, end of period (000's) .......       $   6,067       $   4,615       $   1,727         $    417
Ratio of total expenses to average net
   assets* ..............................            1.96%           2.03%      $    2.03%        $   1.72%
Ratio of net investment income to
   average net assets* ..................           (0.44)%         (0.59)%         (0.47)%          (0.25)%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................            1.96%           2.03%           2.14%            2.17%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................           (0.44)%         (0.59)%         (0.58)%          (0.71)%
Portfolio turnover rate .................           47.25%         144.19%         171.75%          120.32%
Average commission rate paid per share          $  0.0606       $  0.0598               -                -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                       Aetna Mutual Funds Semi-Annual Report 125

Financial Highlights


Selected data for a fund share outstanding throughout the period:

                                                                   -----------------
                                                                       Index Plus
                                                                   -----------------
                                                                   -----------------
                                                                      Select Class
                                                                   -----------------


                                                                     Period from
                                                                December 10, 1996 to
                                                                   April 30, 1997
                                                                     (Unaudited)
                                                               ------------------------
Net asset value per share, beginning of period ..........              $  10.00
                                                                       ---------
   Income from investment operations:
   Net investment income ................................                  0.05
   Net realized and unrealized gain .....................                  0.76
                                                                       ---------
     Total ..............................................                  0.81
   Less distributions:
   From net investment income ...........................                 (0.02)
                                                                       ---------
Net asset value per share, end of period ................              $  10.79
                                                                       =========

Total return .......................................                       8.06%
Net assets, end of period (000's) .......................              $ 11,703
Ratio of total expenses to average net assets* ..........                  0.70%
Ratio of net investment income to average net assets* ...                  1.25%
Ratio of net expense before reimbursement and waiver to
   average net assets* ..................................                  1.99%
Ratio of net investment income before reimbursement and
   waiver to average net assets* ........................                 (0.04)%
Portfolio turnover rate .................................                 28.67%
Average commission rate paid per share ..................              $ 0.0347

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.


                                                                         -----------------
                                                                             Index Plus
                                                                         -----------------
                                                                         -----------------
                                                                           Adviser Class
                                                                         -----------------


                                                                             Period from
                                                                           February 3, 1997
                                                                                  to
                                                                            April 30, 1997
                                                                             (Unaudited)
                                                                          -------------------
Net asset value per share, beginning of period ...................            $   10.57
                                                                              ----------
   Income from investment operations:
   Net investment income .........................................                 0.02
   Net realized and unrealized gain ..............................                 0.18
                                                                              ----------
     Total from investment operations ............................                 0.20
                                                                              ----------
Net asset value per share, end of period .........................            $   10.77
                                                                              ==========

Total return .....................................................                 1.89%
Net assets, end of period (000's) ................................            $     161
Ratio of total expenses to average net assets* ...................                 1.45%
Ratio of net investment income to average net assets* ............                 0.39%
Ratio of net expense before reimbursement and waiver to average
   net assets* ...................................................                 2.91%
Ratio of net investment income before reimbursement and waiver to
   average net assets* ...........................................                (1.08)%
Portfolio turnover rate* .........................................                28.67%
Average commission rate paid per share ...........................            $  0.0347

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 127

Financial Highlights


Selected data for a fund share outstanding throughout each period:

                                                                   -----------------
                                                                     Small Company
                                                                   -----------------
                                                                   -----------------
                                                                      Select Class
                                                                   -----------------

                                                                                               Ten-month
                                             Six month          Year             Year           period
                                           period ended        ended            ended            ended
                                          April 30, 1997    October 31,      October 31,      October 31,
                                            (Unaudited)         1996             1995            1994
                                            -----------      ---------      -----------     -------------
Net asset value per share, beginning of
   period ...............................    $   14.67       $   13.52        $   10.39       $   10.00
   Income from investment operations:
   Net investment income ................        (0.03)          (0.08)               -            0.02
   Net realized and unrealized gain .....         0.49            2.64             3.15            0.37
                                             ----------      ----------       ----------      ----------
     Total ..............................         0.46            2.56             3.15            0.39
   Less distributions:
   From net investment income ...........            -               -            (0.02)              -
   From net realized gains on
     investments ........................        (3.51)          (1.41)               -               -
                                             ----------      ----------       ----------      ----------
Net asset value per share, end of period     $   11.62       $   14.67        $   13.52       $   10.39
                                             ==========      ==========       ==========      ==========

Total return ............................         2.98%          19.78%           30.39%           3.90%
Net assets, end of period (000's) .......    $  18,566       $  32,125        $  33,511       $  25,879
Ratio of total expenses to average net
   assets* ..............................         1.61%           1.44%            1.41%           1.15%
Ratio of net investment income to
   average net assets* ..................        (0.53)%         (0.53)%          (0.01)%          0.21%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................         1.61%           1.44%            1.49%           1.58%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................        (0.53)%         (0.53)%          (0.08)%         (0.22)%
Portfolio turnover rate .................        64.18%         163.21%          156.43%         116.28%
Average commission rate paid per share        $  0.0569      $  0.0575                -               -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                 -----------------
                                                                    Small Company
                                                                 -----------------
                                                                 -----------------
                                                                   Adviser Class
                                                                 -----------------

                                                                                                  Period
                                               Six month          Year            Year             from
                                              period ended        ended          ended       April 15, 1994 to
                                             April 30, 1997    October 31,    October 31,       October 31,
                                              (Unaudited)         1996            1995             1994
                                             ---------------  --------------  -------------  ------------------
Net asset value per share, beginning of
   period ...............................       $   14.42      $   13.39       $   10.35         $  10.24
                                                ----------      ----------       ----------      ----------
   Income from investment operations:
   Net investment income ................           (0.08)         (0.18)          (0.11)           (0.04)
   Net realized and unrealized gain .....            0.48           2.62            3.15             0.15
                                                ----------     ----------      ----------        ---------
     Total ..............................            0.40           2.44            3.04             0.11
   Less distributions:
   From net realized gains on
     investments ........................           (3.42)         (1.41)              -                -
                                                ----------      ----------       ----------      ----------
Net asset value per share, end of period        $   11.40      $   14.42       $   13.39         $  10.35
                                                ==========     ==========      ==========        =========

Total return ............................            2.55%         19.02%          29.44%            0.98%
Net assets, end of period (000's) .......       $   4,274      $   3,884       $   1,285         $    205

Ratio of total expenses to average net
   assets* ..............................            2.36%          2.20%           2.23%            1.78%
Ratio of net investment income to
   average net assets* ..................           (1.28)%        (1.26)%         (0.89)%          (0.72)%

Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................            2.36%          2.20%           2.30%            2.14%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................           (1.28)%        (1.26)%         (0.97)%          (1.07)%
Portfolio turnover rate .................           64.18%        163.21%         156.43%          116.28%
Average commission rate paid per share          $  0.0569      $  0.0575               -                -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 129

Financial Highlights


Selected data for a fund share outstanding throughout each period:

                                                                     ----------------------
                                                                      International Growth
                                                                     ----------------------
                                                                     ----------------------
                                                                          Select Class
                                                                     ----------------------


                                                Six month                                Ten-month
                                              period ended      Year          Year        period         Year
                                                April 30,      ended         ended         ended         ended
                                                  1997       October 31,   October 31,   October 31,   December 31,
                                               (Unaudited)      1996          1995          1994          1993
                                              -------------- -----------  ------------  -----------  -------------
Net asset value per share, beginning of
   period ................................      $  11.79      $  10.62     $   11.56     $  11.17      $   8.88
                                                 ---------     ---------    ----------    ---------     ---------
   Income from investment operations:
   Net investment income ..................        (0.01)         0.03          0.11         0.06          0.05
   Net realized and unrealized gain (loss)          1.79          1.59         (0.09)        0.33          2.65
                                                ---------     ---------    ----------    ---------     ---------
     Total ................................         1.78          1.62          0.02         0.39          2.70
   Less distributions:
   From net investment income .............        (0.16)        (0.19)        (0.40)        0.00         (0.05)
   In excess of net investment income .....            -             -             -            -         (0.34)
   From net realized gains on investments          (0.89)        (0.26)        (0.56)           -         (0.02)
                                                ---------     ---------    ----------    ---------     ---------
Net asset value per share, end of period ..     $  12.52      $  11.79     $   10.62     $  11.56      $  11.17
                                                =========     =========    ==========    =========     =========

Total return ..............................        15.59%        15.61%        (0.04)%       3.49%        30.37%
Net assets, end of period (000's) .........     $ 50,439      $ 45,786     $  25,102     $ 31,479      $ 39,847
Ratio of total expenses to average net
   assets* ................................         1.89%         2.17%         1.37%        1.66%         1.48%
Ratio of net investment income to average
   net assets* ............................        (0.20)%        0.40%         1.02%        0.71%         0.50%
Ratio of net expense before reimbursement
   and waiver to average net assets* ......         1.89%         2.17%         1.50%        1.80%         1.77%

Ratio of net investment income before
   reimbursement and waiver to average net
   assets* ................................        (0.20)%        0.40%         0.88%        0.57%         0.20%
Portfolio turnover rate ...................       106.45%       135.92%        32.91%       81.67%       110.38%
Average commission rate paid per share ....      $0.0426       $0.0178             -            -             -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                                 ----------------------
                                                                  International Growth
                                                                 ----------------------
                                                                 ----------------------
                                                                     Adviser Class
                                                                 ----------------------


                                                                                                    Period
                                                                                                     from
                                                Six month            Year            Year       April 15, 1994
                                               period ended         ended           ended             to
                                              April 30, 1997     October 31,     October 31,     October 31,
                                               (Unaudited)           1996            1995            1994
                                             ---------------   ---------------  -------------  -----------------
Net asset value per share, beginning of
   period ...............................       $   11.77         $   10.59        $   11.51      $   11.24
                                                ----------        ----------       ----------     ----------
   Income from investment operations:
   Net investment income ................           (0.06)            (0.05)            0.03           0.01
   Net realized and unrealized gain
     (loss) .............................            1.80              1.57            (0.20)          0.26
                                                ----------        ----------       ----------     ----------
     Total ..............................            1.74              1.52            (0.17)          0.27
   Less distributions:
   From net investment income ...........           (0.12)            (0.08)           (0.27)             -
   From net realized gains on
     investments ........................           (0.89)            (0.26)           (0.48)             -
                                                ----------      ----------       ----------      ----------
Net asset value per share, end of period        $   12.50         $   11.77        $   10.59      $   11.51
                                                ==========        ==========       ==========     ==========

Total return ............................           15.21%            14.67%           (0.81)%         2.40%
Net assets, end of period (000's) .......       $  21,047         $  22,893        $  26,464      $  26,647
Ratio of total expenses to average net
   assets* ..............................            2.64%             2.94%            2.12%          0.27%
Ratio of net investment income to
   average net assets* ..................           (0.95)%           (0.42)%           0.27%          0.17%
Ratio of net expense before
   reimbursement and waiver to average
   net assets* ..........................            2.64%             2.94%            2.25%          2.41%
Ratio of net investment income before
   reimbursement and waiver to average
   net assets* ..........................           (0.95)%           (0.42)%           0.14%          0.02%
Portfolio turnover rate .................          106.45%           135.92%           32.91%         81.67%
Average commission rate paid per share          $  0.0426         $  0.0178                -              -

*Annualized for periods of less than one year.

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       Aetna Mutual Funds Semi-Annual Report 131

                      [This page intentionally left blank]

   Aetna Money Market Fund
   Aetna Government Fund
   Aetna Bond Fund
   The Aetna Fund
   Aetna Growth and Income Fund
   Aetna Growth Fund
   Aetna Index Plus Fund
   Aetna Small Company Fund
   Aetna International Growth Fund



This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus.


Mutual funds are available through local representatives of Aetna Investment Services, Inc., 151 Farmington Avenue, Hartford, CT 06156



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SA.AETSER-97A